As Filed with the Securities and Exchange Commission on April 27, 2009

Registration File No. 333-52215
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 17  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 38  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

DAVID M. LOPER, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2009 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2009 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS

May 1, 2009

Premiere III
An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Premiere III individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among 52 variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  Van Kampen Life Investment Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3

Policy Benefits	3

Policy Risks	5

Fund Risks	7

Fee Table	8

Fund Expenses	13

The Policy	13

Premiums	14

Calculation of Policy Value	16

Death Benefit Proceeds	17

Transfers of Policy Value	21

Surrenders and Withdrawals	24

Policy Loans	25

Suspension or Delays in Payments	27

Policy Lapse and Reinstatement	27

The Company and the Fixed Account	29

The Variable Account and the Funds	30

Fidelity® Variable Insurance Products Funds	31

Franklin Templeton Variable Insurance Products Trust	32

Goldman Sachs Variable Insurance Trust	33

Lord Abbett Series Fund, Inc.	33

MFS® Variable Insurance Trust	34

Oppenheimer Variable Account Funds	34

The Universal Institutional Funds, Inc.	35

Van Kampen Life Investment Trust	35

Charges and Deductions	38

Tax Considerations	43

Supplemental Riders and Endorsements	47

Exchange Privilege	49

Effects of the Exchange Offer	50

Use of the Policy	51

State Variations	51

Sale of the Policies	51

Legal Proceedings	53

Arbitration	54

Financial Statements	54

Glossary	55

Statement of Additional Information Table of Contents	57

Appendix A	A-1

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•  Investment Options. You may invest in your choice of up to 52 different investment options, as well as a Fixed Account, within your Policy.

•  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation test or the Cash Value Accumulation test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

•  Death Benefit Option A (Level) is equal to the greater of:

  •  The current Face Amount; or

  •  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

•  Death Benefit Option B (Increasing) is equal to the greater of:

  •  The current Face Amount plus the Policy Value; or

  •  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

•  Death Benefit Option A (Level) is equal to the greater of:

  •  The current Face Amount; or

  •  The minimum death benefit described below.

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•  Death Benefit Option B (Increasing) is equal to the greater of:

  •  The current Face Amount plus Policy Value; or

  •  The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund. See "Cancellation Privilege" for more information.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above).

•  Lapse Protection Extension Rider. This rider extends the lapse protection period under the Policy. As long as you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals), the rider doubles the length of the lapse protection period. Therefore, the Policy will not Lapse while the rider is in force. There is a charge for this rider.

Age 121. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

•  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made into the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.

•  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

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Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 99% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 and 3.0% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Terminal Illness Accelerated Death Benefit Endorsement

The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

BenefitGuard Residual Death Benefit Endorsement

Under the provisions of BenefitGuard, if the Policy has been in force for at least 20 years, the Insured has attained the age of 65, the Policy Debt is greater than the Face Amount, withdrawals in an amount equal to the total premiums paid have been taken, and the Policy Debt is at least 99% of the Cash Value, your Policy will not lapse and the death benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. BenefitGuard may be subject to state variations and may not be available in all states. See Riders and Endorsements for more information.

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the lapse protection period is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date,

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the Policy will be in default and a grace period will begin. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy or the Lapse Protection Extension Rider will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender or withdrawal may have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, We anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is

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transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	1.5% of each premium payment	1.5% of each premium payment

Contingent Deferred Sales Charge:(1)

Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$3.45 - $54.50 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.45 - $54.50 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable

Charge for a 40 year old male in the nontobacco class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$23.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$23.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable

Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer

Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)  The contingent deferred sales charge varies based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(2)(3)

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $108.93 per $1,000 of net amount at risk	$0.01 - $104.80 per $1,000 of net amount at risk

Charge for a 40 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.14 per $1,000 of net amount at risk	$0.03 per $1,000 of net amount at risk

Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0%

Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00

(2)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see "Charges and Deductions" for additional information.

(3)  The net amount at risk is equal to the Death Benefit minus the Policy Value.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge(4):

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.09 - $0.82 per $1,000 of Initial Face Amount	$0.09 - $0.82 per $1,000 of Initial Face Amount

Charge for a 40 year old male in the nontobacco underwriting class	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.20 per $1,000 of Initial Face Amount	$0.20 per $1,000 of Initial Face Amount

Administrative Charge For Face Amount Increases:(5)

Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount

Charge for a 40 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.81 per $1,000 of any increase in Face Amount	$0.81 per $1,000 of any increase in Face Amount

Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter

(4)  The administrative charge varies based on the Insured's Issue Age, sex and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(5)  The administrative charge for Face Amount increases varies based on the Insured's Issue Age, sex, and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's speculation page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(6)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.0% for standard loans in Policy Years 2-10; (b) 4.0% current (5.0% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.0% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 3.0%.

(7)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the insured's death.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Optional Supplemental Rider Charges:

Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount

Accidental Death Benefit Rider(8)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount

Charge for a 48 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

Disability Benefit Rider(9)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount

Charge for a 44 year old male	On the Effective Date and each Monthly Anniversary Day	$3.64 per $100 of rider coverage amount	$3.64 per $100 of rider coverage amount

Guaranteed Insurability Rider(10)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount

Charge for a 27 year old in the nontobacco underwriting class	On the Effective Date and each Monthly Anniversary Day	$0.02 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount

(8)  The charge for the Accidental Death Benefit Rider varies based on the Insured's attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(9)  The charge for the Disability Benefit Rider varies based on the Issue Age and sex of the Insured. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(10)  The charge for the Guaranteed Insurability Rider varies based on the Insured's Issue Age and underwriting class. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Protected Insurability Benefit Rider(11)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount

Charge for a 21 year old	On the Effective Date and each Monthly Anniversary Day	$0.07 per $1,000 of rider coverage amount	$0.07 per $1,000 of rider coverage amount

Flexible Coverage Rider(12)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.04 - $51.85 per $1,000 of rider coverage amount	$0.02 - $42.24 per $1,000 of rider coverage amount

Charge for a 57 year old female in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.48 per $1,000 of rider coverage amount	$0.10 per $1,000 of rider coverage amount

Term Rider for Covered Insured(13)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $22.81 per $1,000 of rider coverage amount	$0.02 - $16.38 per $1,000 of rider coverage amount

Charge for a 57 year old female in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.48 per $1,000 of rider coverage amount	$0.48 per $1,000 of rider coverage amount

Lapse Protection Extension Rider	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount

(11)  The charge for the Protected Insurability Rider varies based on the Insured's Issue Age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(12)  The charge for the Flexible Coverage Rider varies based on the Insured's Issue Age, sex, underwriting class and the number of years the Policy has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

(13)  The charge for the Term Rider for Covered Insured varies based on the Insured's Issue Age, sex, underwriting class and the number of years the Policy has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

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FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.61	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

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The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

(2)  Fixed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states requiring the return of premiums paid, Protective Life will refund the greater of the Policy Value or the premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

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Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations" and the discussion of guideline premium limitation and cash value accumulation test under "Death Benefit Proceeds"). Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

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CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

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DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. There are two federal tax compliance tests: (1) the guideline premium limitation/cash value corridor test, and (2) the cash value accumulation test. The Policies have been designed to comply with the guideline premium limitation/cash value corridor test. However, if available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test. Under certain circumstances, the amount of the Death Benefit may be adjusted. Once the Policy has been issued, the federal tax compliance test may not be changed. Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account and contract charges, and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test. If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

•  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

•  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained

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Age" of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement. If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

•  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

•  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Examples of Death Benefit calculations for both Death Benefit Options under the Cash Value Accumulation Test are found in Appendix A.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

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Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. Increasing the Face Amount may also have tax consequences.

Decreasing the Face Amount. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations — Policies which are MECs.)

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Additional coverage from the Flexible Coverage Rider (FCR)

An owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The

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face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No surrender or premium expense charge is assessed in connection with a FCR.

Neither the Policy's lapse protection provision nor the related lapse protection extension rider extends to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision or the lapse protection provided by the related lapse protection extension rider.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

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Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer

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activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

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Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from a Sub-Account (the "Source Sub-Account" or the Fixed Account to one or more other specified Sub-Accounts, subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' Written Notice.

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Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Because we will assess a contingent deferred sales charge if the Initial Face Amount is

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decreased during the first 10 Policy Years, we may assess a contingent deferred sales charge as a result of a withdrawal that reduces the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 99% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

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Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

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SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy (or the rider that extends the lapse protection provision) is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations").

Age 121. On and after the Policy Anniversay when the Insured is age 121, the Policy will not enter the grace period or lapse even if the Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversay Day.

Lapse Protection. In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect for the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above), regardless of Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

We will not notify you in the event the Policy's lapse protection is no longer in effect.

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If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the lapse protection period. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy's lapse protection.

Lapse Protection Extension Rider. For an additional charge, an Owner may purchase an optional rider that doubles the length of the lapse protection period under the lapse protection provision of the Policy. As with the lapse protection provision of the Policy, lapse protection under the Lapse Protection Extension Rider remains in effect as long as the Owner timely pays the Minimum Monthly Premium (net of withdrawals and Policy Debt). The Policy will not Lapse while the Lapse Protection Extension Rider is in force. The Lapse Protection Extension Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Therefore, Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the Lapse Protection Extension Rider to terminate unless additional premium payments are made. In the event that the Rider premium payment requirements have not been met as of a Monthly Anniversary Day and the Policy's Surrender Value on that day is not sufficient to cover the Monthly Deduction, the Owner may prevent termination of the Rider by the payment of "catch-up" premiums plus interest. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Extension Rider prior to the expiration of the 30 days. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated. Please see the Lapse Protection Extension Rider for more information.

In the event the Lapse Protection Extension Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

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THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2008, we had total assets of approximately $39.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $39.6 billion at December 31, 2008. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value. Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 3.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account. Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

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The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into 52 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust

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managed by Van Kampen Asset Management; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

VIP Freedom Fund, 2015 Maturity, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom Fund, 2020 Maturity, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class

This Fund seeks to achieve capital appreciation.

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VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

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Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Capital Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Growth and Income Fund, Service Class

This Fund seeks long-term growth of capital and growth of income.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class

This Fund seeks long-term growth of capital and dividend income.

Lord Abbett Series Fund, Inc.

America's Value Portfolio

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

Large-Cap Core Portfolio

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

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International Portfolio

The Fund's investment objective is long-term capital appreciation.

MFS® Variable Insurance TrustSM

Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager believes does not involve undue risk.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

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Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

The Universal Institutional Funds, Inc.

Van Kampen's UIF Equity and Income Portfolio Class II

Seeks capital appreciation and current income.

Van Kampen's UIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

Van Kampen's UIF International Growth Equity Portfolio, Class II

Seeks long-term capital appreciation, with a secondary objective of income.

Van Kampen Life Investment Trust

Comstock Portfolio Class I

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class I

Seeks long-term growth of capital and income.

Mid Cap Growth Portfolio Class II

Seeks capital growth.

Capital Growth Portfolio Class I

Seeks capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

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Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets

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that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Paid to us:
The Universal Institutional Funds, Inc.	0.35%
MFS Variable Insurance Trust	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life

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separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses. On and after the Policy Anniversary when the Insured is age 121, we do not make any charges and deductions under the Policy, other than the interest charged on loans (if a loan is outstanding).

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 1.5% of each premium payment you make.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges

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•  the monthly administration fee

•  the mortality and expense risk charge;

•  the sales charge; and

•  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

•  the cost of insurance rate, multiplied by

•  the net amount at risk under the Policy for that Monthly Anniversary Day.

The net amount at risk is equal to:

•  the Death Benefit, minus

•  the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates. The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Select Preferred (ages 18-75), or Preferred Tobacco (ages 18-75) or Tobacco (ages 18-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Aggregate Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2001 CSO Tables.

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Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Cost of Insurance Charge Under a FCR. The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds — Additional Coverage From the Flexible Coverage Rider."

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Fees. We deduct a monthly administration fee from your Policy Value to compensate us for issue and administrative costs. The monthly administration fee is $8 per month. We also deduct a monthly administrative charge for Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years. The actual fee varies depending on the Insured's Issue Age, and is set forth in your

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Policy. Representative administration charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.12
40	$0.20
45	$0.29
50	$0.29
55	$0.29
60	$0.44
65	$0.60
70	$0.68
75	$0.75

For the first twelve months following an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75	1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. Currently, the monthly mortality and expense risk charge is 0%.

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Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$17.50
35	20.00
40	23.00
45	27.25
50	33.00
55	39.75
60	49.00
65	54.25
70	53.75
75	53.50

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

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Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

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Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

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Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard Residual Death Benefit Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to

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be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

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Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Extension Rider. Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

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Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of an insured other than the Insured of a Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

BenefitGuard Residual Death Benefit Endorsement. Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  Withdrawals in an amount equal to the total premiums paid have been taken;

4)  The Policy Debt is at least 99% of the Cash Value; and

5)  The Policy Debt exceeds the Face Amount of the Policy.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, face amount changes, and death benefit option changes will be allowed. This endorsement will terminate if the Policy

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terminates. The BenefitGuard residual death benefit provision may be subject to state variations (although such variations are not material and all material features of this endorsement have been disclosed in this prospectus) and may not be available in all states. There is no charge for the BenefitGuard Residual Death Benefit Endorsement. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard feature. Please consult your tax advisor for more information.

Terminal Illness Accelerated Death Benefit Endorsement. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

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A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	1.5% of each premium payment in all Policy Years

Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years and a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years that varies based on the Insured's Issue Age, sex and underwriting class

Mortality and Expense Charges	None	A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount; there is currently no charge. (State variations apply.)

Withdrawal Charges	$ 25	The lesser of $25 or 2% of the withdrawal amount requested.

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.

Guaranteed Interest Rate	Ranges from 3% to 5%.	Only Fixed Account: 3%

Effects of the Exchange Offer

1.  The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for

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a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

The prospectus and SAI describe all material rights, benefits and obligations under the Policy. Any state variations in the Policy are covered in a special policy form for use in that state. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is

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registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2006	$8,101,216
December 31, 2007	$9,372,357
December 31, 2008	$7,574,778

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

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Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker- Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2008, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, LPL Financial, UBS and Raymond James in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

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ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

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GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable Surrender Charge.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option

One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.

FCR

The Flexible Coverage Rider.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium

For Policies issued on Insured's Issue Age through 80, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium

A premium payment minus the applicable premium expense charges.

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Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Charge

A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

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STATEMENT OF ADDITIONAL INFORMATION

57

Appendix A

Examples of Death Benefit Computations Under Options A and B
(Guideline Premium Limitation Test Example)

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

Examples of Death Benefit Computations Under Options A and B
(Cash Value Accumulation Test Example)

Option A Example. For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 343% of the Policy Value, any time that the Policy Value exceeds $29,154, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $29,154 will increase the Death Benefit by $3.43. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%); a Policy Value of $70,000 will provide a Death Benefit of $240,100 ($70,000 x 343%).

Similarly, so long as Policy Value exceeds $29,154, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $35,000 to $29,154 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $120,050 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the specified amount factor would be 291%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $34,364 (rather than $29,154), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $2.91 (rather than $3.43).

Option B Example.  For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 343% of the Policy Value. As a result, if the Policy Value exceeds $41,153, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $41,153 will increase the Death Benefit by $3.43. A Policy with a Face Amount of $100,000 and a Policy Value of $50,000 will provide a Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%).

Similarly, any time Policy Value exceeds $41,153, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $274,400 to $257,250. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the Face Amount factor would be 291%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $52356 (rather than $41,153), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $2.91 (rather than $3.43).

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere III.

Name: _____________________________________________________

Address: ___________________________________________________

___________________________________________________________

City, State, Zip: ______________________________________________

Daytime Telephone Number: ___________________________________

Investment Company Act of 1940 Registration File No. 811-7337

PROSPECTUS

May 1, 2009

Premiere II
An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Premiere II individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among 52 variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  Van Kampen Life Investment Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3

Policy Benefits	3

Policy Risks	6

Fund Risks	7

Fee Table	8

Fund Expenses	14

The Policy	14

Premiums	16

Calculation of Policy Value	17

Death Benefit Proceeds	18

Transfers of Policy Value	22

Surrenders and Withdrawals	25

Policy Loans	26

Suspension or Delays in Payments	28

Policy Lapse and Reinstatement	28

The Company and the Fixed Account	31

The Variable Account and the Funds	32

Fidelity® Variable Insurance Products Funds	33

Franklin Templeton Variable Insurance Products Trust	34

Goldman Sachs Variable Insurance Trust	35

Lord Abbett Series Fund, Inc.	35

MFS® Variable Insurance Trust	36

Oppenheimer Variable Account Funds	37

The Universal Institutional Funds, Inc.	37

Van Kampen Life Investment Trust	38

Charges and Deductions	41

Tax Considerations	45

Supplemental Riders and Endorsements	50

Exchange Privilege	51

Effects of the Exchange Offer	52

Use of the Policy	52

State Variations	53

Sale of the Policies	53

Legal Proceedings	55

Arbitration	55

Financial Statements	55

Glossary	56

Statement of Additional Information Table of Contents	58

Appendix A	A-1

Appendix B	B-1

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•  Investment Options. You may invest in your choice of up to 52 different investment options, as well as a Fixed Account, within your Policy.

•  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation test or the Cash Value Accumulation test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

Death Benefit Option A (Level) is equal to the greater of:

•  The current Face Amount; or

•  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Death Benefit Option B (Increasing) is equal to the greater of:

•  The current Face Amount plus the Policy Value; or

•  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

Death Benefit Option A (Level) is equal to the greater of:

•  The current Face Amount; or

•  The minimum death benefit described below.

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Death Benefit Option B (Increasing) is equal to the greater of:

•  The current Face Amount plus Policy Value; or

•  The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above).

•  Lapse Protection Extension Rider. This rider extends the lapse protection period under the Policy. As long as you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals), the rider doubles the length of the lapse protection period. Therefore, the Policy will not Lapse while the rider is in force. There is a charge for this rider.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 1% of the unloaned Policy Value.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

•  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made into the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or

4

the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.

•  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 (6.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), and 3.0% for Policy Years 11 and thereafter (4.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Terminal Illness Accelerated Death Benefit Endorsement

This endorsement is available for Policies issued on or after January 3, 2000. The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

BenefitGuard Residual Death Benefit Endorsement

This endorsement is generally available for Policies applied for on or after June 1, 2003. Under the provisions of BenefitGuard, if the Policy has been in force for at least 20 years, the Insured has attained the age of 65 and the Policy Debt is at least 99% of the Policy Value, your Policy will not lapse and the death benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. BenefitGuard may be subject to state variations and may not be available in all states. See Riders and Endorsements for more information.

Optional Coverage

For additional charges, you may add riders to your Policy.

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Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the lapse protection period is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy or the Lapse Protection Extension Rider will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender or withdrawal may have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, We anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In

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addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	5.0% of each premium payment	5.0% of each premium payment

Contingent Deferred Sales Charge:(1) Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable

Charge for a 39 year old male in the nontobacco class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$22.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$22.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable

Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)  The contingent deferred sales charge varies based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(2)  Protective Life currently does not assess the transfer fee.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)

For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003:

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $108.93 per $1,000 of net amount at risk	$0.01 - $45.94 per $1,000 of net amount at risk

Charge for a 39 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.18 per $1,000 of net amount at risk	$0.18 per $1,000 of net amount at risk

For Policies applied for before June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas before August 15, 2003:

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $102.53 per $1,000 of net amount at risk	$0.01 - $39.54 per $1,000 of net amount at risk

Charge for a 41 year old male in the preferred underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.21 per $1,000 of net amount at risk	$0.21 per $1,000 of net amount at risk

(3)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see "Charges and Deductions" for additional information.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10 only which is equivalent to an annual rate of 0.90% such amount; 0% in Policy Years 11 and thereafter

Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00

Administrative Charge: (Only For Policies Applied for on or After June 1, 2003)	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.10 per $1,000 of Initial Face Amount	$0.10 per $1,000 of Initial Face Amount

Administrative Charge For Face Amount Increases:

Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount

Charge for a 39 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.79 per $1,000 of any increase in Face Amount	$0.79 per $1,000 of any increase in Face Amount

Net Cost of Loans(5)	On each Policy Anniversary, as applicable(6)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter

(4)  In Maryland, for policies applied for on or after August 15, 2003, the monthly mortality and expense risk charge to be deducted is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

(5)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(6)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the insured's death.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Optional Supplemental Rider Charges:(7)

Lapse Protection Extension Rider	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount

Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount

Accidental Death Benefit Rider

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount

Charge for a 32 year old male	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

Disability Benefit Rider

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount

Charge for a 35 year old male	On the Effective Date and each Monthly Anniversary Day	$2.70 per $100 of rider coverage amount	$2.70 per $100 of rider coverage amount

Guaranteed Insurability Rider

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount

Charge for a 40 year old male in the nonsmoker underwriting class	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount

(7)  Charges for most of the riders vary based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Protected Insurability Benefit Rider

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount

Charge for a 26 year old male	On the Effective Date and each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

Flexible Coverage Rider(8)

For Policies applied for on or after June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas on or after August 15, 2003:

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $108.93 per $1,000 of rider coverage amount	$0.02 - $45.95 per $1,000 of rider coverage amount

Charge for a 42 year old male in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.22 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount

For Policies applied for before June 1, 2003 in all states except California, Maryland and Texas or applied for in California, Maryland and Texas before August 15, 2003:

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $102.53 per $1,000 of rider coverage amount	$0.02 - $39.55 per $1,000 of rider coverage amount

Charge for a 33 year old male in the preferred underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount

(8)  This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

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Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Term Rider for Covered Insured(8)

Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount

Charge for a 31 year old female in the nontobacco underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.35 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

(8)  This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

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FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.61	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Please see Appendix B for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 (or age 75 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas) if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

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In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application.

For Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, the Cancellation Period in certain states also extends to a date that is 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal, if later.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

(2)  Fixed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

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PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations" and the discussion of guideline premium limitation and cash value accumulation test under "Death Benefit Proceeds"). Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

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For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 p.m. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 p.m. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

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(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas), the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine. In addition, for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, the Company only makes the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy. State variations of the Policy Value Credit may apply.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as Net Premium for tax purposes.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

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The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. There are two federal tax compliance tests: (1) the guideline premium limitation/cash value corridor test, and (2) the cash value accumulation test. The Policies have been designed to comply with the guideline premium limitation/cash value corridor test. However, if available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test. Under certain circumstances, the amount of the Death Benefit may be adjusted. Once the Policy has been issued, the federal tax compliance test may not be changed. Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account and contract charges, and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test. If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

•  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

•  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement. If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

•  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

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•  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following

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the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. Increasing the Face Amount may also have tax consequences.

Decreasing the Face Amount. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations — Policies which are MECs.)

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Additional coverage from the Flexible Coverage Rider (FCR)

An owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No surrender or premium expense charge is assessed in connection with a FCR.

Neither the Policy's lapse protection provision nor the related lapse protection extension rider extends to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision or the lapse protection provided by the related lapse protection extension rider.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR.

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Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 p.m. Central Time are processed as of the Valuation Day the request is received. Requests received at or after 3:00 p.m. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer

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activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

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Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' Written Notice.

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Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

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If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

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Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policies Applied for on or after June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas on or after August 15, 2003 Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%
Policies Applied for before June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas before August 15, 2003 Policy Years 2-10 (1-10 for Carry-Over Loans)	6.0%	6.0%	5.0%	6.0%
Policy Years 11 and greater	4.0%	4.25%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3.0% (4.0% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policies Applied for on or after June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas on or after August 15, 2003 Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%
Policies Applied for before June 1, 2003 in all states except California, Maryland and Texas, and in California, Maryland and Texas before August 15, 2003 Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%

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Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy (or the rider that extends the lapse protection provision) is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

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In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection. In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above) regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

We will not notify you in the event the Policy's lapse protection is no longer in effect.

If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the lapse protection period. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy's lapse protection.

Lapse Protection Extension Rider. For an additional charge, an Owner may purchase an optional rider that doubles the length of the lapse protection period under the lapse protection provision of the Policy. As with the lapse protection provision of the Policy, lapse protection under the Lapse Protection Extension Rider remains in effect as long as the Owner timely pays the Minimum Monthly Premium (net of withdrawals and Policy Debt). The Policy will not Lapse while the Lapse Protection Extension Rider is in force. The Lapse Protection Extension Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Therefore, Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the Lapse Protection Extension Rider to terminate unless additional premium payments are made. In the event that the Rider premium payment requirements have not been met as of a Monthly Anniversary Day and the Policy's Surrender Value on that day is not sufficient to cover the Monthly Deduction, the Owner may prevent termination of the Rider by the payment of "catch-up" premiums plus interest. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Extension Rider prior to the expiration of the 30 days. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated. Please see the Lapse Protection Extension Rider for more information.

In the event the Lapse Protection Extension Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

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Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

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THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2008, we had total assets of approximately $39.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $39.6 billion at December 31, 2008. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value. Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 3.00% (4.00% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas). For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account. Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (4.00% for Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

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Our General Account

The Fixed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into 52 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

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Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by and FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co LLC. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

VIP Freedom Fund, 2015 Maturity, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

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VIP Freedom Fund, 2020 Maturity, Service Class

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

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Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policyowners who allocated premium payments and/or transfers to that Sub-Account before May 1, 2008. In addition, the Sub-Account investing in Institutional Class of the MidCap Value Fund is only available to Policies purchased before May 1, 2006.

Capital Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Growth and Income Fund, Service Class

This Fund seeks long-term growth of capital and growth of income.

MidCap Value Fund, Institutional Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured U.S. Equity Fund, Service Class

This Fund seeks long-term growth of capital and dividend income.

Lord Abbett Series Fund, Inc.

America's Value Portfolio

The Fund's investment objective is to seek current income and capital appreciation.

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Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

Large-Cap Core Portfolio

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

International Portfolio

The Fund's investment objective is long-term capital appreciation.

MFS® Variable Insurance TrustSM

Growth Series, Initial Class Shares (formerly Emerging Growth Series)

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

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Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager believes does not involve undue risk.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

The Universal Institutional Funds, Inc.

Van Kampen's UIF Equity and Income Portfolio Class II

Seeks capital appreciation and current income.

Van Kampen's UIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

Van Kampen's UIF International Growth Equity Portfolio, Class II

Seeks long-term capital appreciation, with a secondary objective of income.

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Van Kampen Life Investment Trust

Comstock Portfolio Class I

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class I

Seeks long-term growth of capital and income.

Mid Cap Growth Portfolio Class II

Seeks capital growth.

Capital Growth Portfolio Class I

Seeks capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

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Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Paid to us:
The Universal Institutional Funds, Inc.	0.35%
MFS Variable Insurance Trust	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or

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administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in

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proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 5% of each premium payment you make.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges

•  the monthly administration fee

•  the mortality and expense risk charge;

•  the sales charge (for Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas); and

•  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

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The cost of insurance is equal to:

•  the cost of insurance rate, multiplied by

•  the net amount at risk under the Policy for that Monthly Anniversary Day.

The net amount at risk is equal to:

•  the Death Benefit, minus

•  the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. For Policies applied for before June 1, 2003 in most states and before August 15, 2003 in California, Maryland and Texas, Insureds were placed in the following rate classes based on underwriting: Preferred (ages 18-75), or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than these classes. For Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas, Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Preferred Tobacco (ages 18-80) or Tobacco (ages 15-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has

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lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Cost of Insurance Charge Under a FCR. The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds — Additional Coverage From the Flexible Coverage Rider."

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Fees. We deduct a monthly administration fee from your Policy Value to compensate us for issue and administrative costs. The monthly administration fee is $8 per month. For Policies applied for on or after June 1, 2003 in most states and on or after August 15, 2003 in California, Maryland and Texas, we also deduct a monthly administrative charge for Initial Face Amount which is equal to $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years.

For the first twelve months following an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75+	1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

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Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, there is currently no monthly mortality and expense risk charge except as noted below.

In Maryland, for Policies applied for or after August 15, 2003, the monthly mortality and expense risk charge to be deducted in all Policy Years is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.50% of such amount.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$17.50
35	20.00
40	23.00
45	27.25
50	33.00
55	41.00
60	51.75
65	57.50
70	57.25
75	57.00

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

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The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

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Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to

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prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

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Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard Residual Death Benefit Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

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Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under

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the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

  Lapse Protection Extension Rider:

Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums (net of loans and withdrawals) are met.

  Children's Term Life Insurance Rider;

  Accidental Death Benefit Rider;

  Disability Benefit Rider;

  Guaranteed Insurability Rider

  Protected Insurability Benefit Rider;

  Flexible Coverage Rider;

  Term Rider for Covered Insured;

  BenefitGuard Residual Death Benefit Endorsement (generally available for Policies applied for on or after June 1, 2003).

Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  The Policy Debt is at least 99% of the Policy Value; and

4)  The Policy Debt exceeds the Face Amount of the Policy.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, Face Amount changes, and Death Benefit Option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the policy has not lapsed due to operation of the BenefitGuard feature. Please consult your tax advisor for more information.

  Terminal Illness Accelerated Death Benefit Endorsement;

  Cash Value Accumulation Test Endorsement and

  Policy Loan Endorsement.

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EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	5% of each premium payment in all Policy Years

Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years and $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years (for Policies applied for on or after June 1, 2003)

Mortality and Expense Charges	None	A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; there is currently no charge in Policy Years 11 and thereafter. (State variations apply.)

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.

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	Existing Life Policy	Policy
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.

Guaranteed Interest Rate	Ranges from 3% to 5%.	Only Fixed Account: 3% for policies issued on or after 6/1/03; 4% otherwise.

Effects of the Exchange Offer

1.  The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

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As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2006	$8,101,216
December 31, 2007	$9,372,357
December 31, 2008	$7,574,778

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We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both.Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

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In 2008, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, LPL Financial, UBS and Raymond James in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

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GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable Surrender Charge.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option

One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR

The Flexible Coverage Rider.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium

For Policies issued on Insured's Issue Age through 80 (or 75 for Policies applied for before June 1, 2003), the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium

A premium payment minus the applicable premium expense charges.

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Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Charge

A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

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STATEMENT OF ADDITIONAL INFORMATION

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Appendix A

Examples of Death Benefit Computations Under Options A and B

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

A-1

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

Appendix B

Annual Fund Operating Expenses:

This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2008. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below):

Calvert Variable Series, Inc.*	Social Balanced Portfolio	May 1, 2002

Van Eck Worldwide Insurance Trust	Worldwide Real Estate Fund	January 1, 2001

*  The Calvert Social Small Cap Growth Fund was liquidated September 27, 2007.

Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.61	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

B-1

The Funds

Sub-Accounts that are no longer available for additional investment under the Policies invest in the following Funds. Each Fund is an investment portfolio of one of the following investment companies: Calvert Variable Series, Inc., managed by Calvert Group, Ltd. and Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation.

Calvert Variable Series, Inc.

Social Balanced Portfolio.

This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Real Estate Fund.

This Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate or assets that principally are engaged in the real estate industry.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere II.

Name: _____________________________________________________

Address: ___________________________________________________

___________________________________________________________

City, State, Zip: ______________________________________________

Daytime Telephone Number: ___________________________________

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the Premiere II and Premiere III individual flexible premium variable and fixed life insurance policy (collectively referred to as the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectuses for the Policy dated May 1, 2009 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectuses for the Policy.

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

1

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Lapse Protection Extension Rider. (Available on Premiere II policies.) Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of an insured other than the Insured of a Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

2

BenefitGuard Residual Death Benefit Endorsement (not available for Premiere II Policies applied for before June 1, 2003). Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  The Policy Debt is at least 99% of the Policy Value; and

4)  The Policy Debt exceeds the Face Amount of the Policy.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, face amount changes, and death benefit option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard feature. Please consult your tax advisor for more information.

Terminal Illness Accelerated Death Benefit Endorsement (not available for Premiere II Policies issued before January 3, 2000). The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

3

ADDITIONAL INFORMATION

IMSA

Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Series Fund, Inc. The Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust (as well as Calvert Variable Services, Inc. and Van Eck Worldwide Insurance Trust, offered through for certain Premiere II Policies) are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Van Kampen Funds, The Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Series Fund, Inc. Calvert Variable Services, Inc., Van Eck Worldwide Insurance Trust, Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value;

4

Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of Protective Variable Life Separate Account as of December 31, 2008 and for each of the two years in the period ended December 31, 2008 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

The financial statements of Protective Life Insurance Company as of December 31, 2008, and 2007 and for each of the three years in the period ended December 31, 2008 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

Protective Life's financial statements included in this SAI, should be considered only as bearing on Protective Life's ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

5

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of The Protective Variable Life Separate Account
and Board of Directors of
Protective Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of The Protective Variable Life Separate Account at December 31, 2008, and the results of operations and changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2009

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at market value	$9,629	$6,171	$6,760
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	9,629	6,171	6,760
Liabilities
Payable to Protective Life Insurance Company	16	1	17
Net Assets	$9,613	$6,170	$6,743
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at market value	$4,627	$6,573	$1,712
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,627	6,573	1,712
Liabilities
Payable to Protective Life Insurance Company	—	1	—
Net Assets	$4,627	$6,572	$1,712
	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at market value	$186	$269	$136
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	186	269	136
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$186	$269	$136

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Assets
Investment in sub-accounts at market value	$39	$10	$—
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	39	10	—
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$39	$10	$—
	Calvert Balanced	MFS Growth Series IC	MFS Research IC
Assets
Investment in sub-accounts at market value	$75	$3,358	$4,098
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	75	3,358	4,098
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$75	$3,358	$4,098
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Assets
Investment in sub-accounts at market value	$4,257	$11,208	$1,480
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,257	11,208	1,480
Liabilities
Payable to Protective Life Insurance Company	—	17	—
Net Assets	$4,257	$11,191	$1,480

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	Oppenheimer Money Fund/VA
Assets
Investment in sub-accounts at market value	$2,424	$1,699	$5,412
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,424	1,699	5,412
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,424	$1,699	$5,412
	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Assets
Investment in sub-accounts at market value	$2,239	$6,185	$5,776
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,239	6,185	5,776
Liabilities
Payable to Protective Life Insurance Company	—	—	10
Net Assets	$2,239	$6,185	$5,766
	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Assets
Investment in sub-accounts at market value	$7,563	$6,901	$416
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,563	6,901	416
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$7,563	$6,901	$416

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Capital Growth
Assets
Investment in sub-accounts at market value	$—	$9	$2,690
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	—	9	2,690
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$—	$9	$2,690
	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
Assets
Investment in sub-accounts at market value	$2,547	$17,759	$13,050
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,547	17,759	13,050
Liabilities
Payable to Protective Life Insurance Company	—	14	5
Net Assets	$2,547	$17,745	$13,045
	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Assets
Investment in sub-accounts at market value	$601	$9,440	$3,803
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	601	9,440	3,803
Liabilities
Payable to Protective Life Insurance Company	—	—	6
Net Assets	$601	$9,440	$3,797

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
Assets
Investment in sub-accounts at market value	$40	$42	$10,601
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	40	42	10,601
Liabilities
Payable to Protective Life Insurance Company	—	—	18
Net Assets	$40	$42	$10,583
	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities
Assets
Investment in sub-accounts at market value	$8,494	$8,988	$1,619
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	8,494	8,988	1,619
Liabilities
Payable to Protective Life Insurance Company	5	6	—
Net Assets	$8,489	$8,982	$1,619
	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
Assets
Investment in sub-accounts at market value	$5,634	$64	$36
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,634	64	36
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,634	$64	$36

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Assets
Investment in sub-accounts at market value	$2,471	$938	$6,977
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,471	938	6,977
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,471	$938	$6,977
	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Assets
Investment in sub-accounts at market value	$1,848	$1,134	$1,410
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,848	1,134	1,410
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,848	$1,134	$1,410
	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC	Franklin Growth Flex Cap Securities
Assets
Investment in sub-accounts at market value	$29	$69	$330
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	29	69	330
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$29	$69	$330

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Assets
Investment in sub-accounts at market value	$4,448	$1,370	$576
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,448	1,370	576
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$4,448	$1,370	$576
	Mutual Shares Securities	Franklin US Gov't Fund	Templeton Growth Securities
Assets
Investment in sub-accounts at market value	$6,533	$1,061	$3,556
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,533	1,061	3,556
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$6,533	$1,061	$3,556
	Templeton Foreign Securities	Templeton Global Income Securities Fund	Total
Assets
Investment in sub-accounts at market value	$1,986	$1,436	$220,792
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,986	1,436	220,792
Liabilities
Payable to Protective Life Insurance Company	—	—	116
Net Assets	$1,986	$1,436	$220,676

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$260	$275	$149
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(35)	(61)	(96)
Capital gain distribution	1	537	84
Net realized gain (loss) investments	(34)	476	(12)
Net unrealized appreciation (depreciation) on investments during the period	(5,286)	(6,048)	(4,170)
Net realized and unrealized gain (loss) on investments	(5,320)	(5,572)	(4,182)
Net Increase (Decrease) in Net Assets resulting from Operations	$(5,060)	$(5,297)	$(4,033)
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$42	$12	$26
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(79)	(1)	(15)
Capital gain distribution	11	—	5
Net realized gain (loss) investments	(68)	(1)	(10)
Net unrealized appreciation (depreciation) on investments during the period	(2,424)	(4,673)	(1,019)
Net realized and unrealized gain (loss) on investments	(2,492)	(4,674)	(1,029)
Net Increase (Decrease) in Net Assets resulting from Operations	$(2,450)	$(4,662)	$(1,003)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$—	$6	$5
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	11
Net realized gain (loss) investments	—	—	11
Net unrealized appreciation (depreciation) on investments during the period	(52)	(51)	(66)
Net realized and unrealized gain (loss) on investments	(52)	(51)	(55)
Net Increase (Decrease) in Net Assets resulting from Operations	$(52)	$(45)	$(50)
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Investment Income
Dividends	$—	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	—
Net unrealized appreciation (depreciation) on investments during the period	(7)	(4)	—
Net realized and unrealized gain (loss) on investments	(7)	(4)	—
Net Increase (Decrease) in Net Assets resulting from Operations	$(7)	$(4)	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Calvert Balanced	MFS Growth Series IC	MFS Research IC
Investment Income
Dividends	$3	$10	$30
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(2)	11	17
Capital gain distribution	1	—	—
Net realized gain (loss) investments	(1)	11	17
Net unrealized appreciation (depreciation) on investments during the period	(38)	(2,037)	(2,419)
Net realized and unrealized gain (loss) on investments	(39)	(2,026)	(2,402)
Net Increase (Decrease) in Net Assets resulting from Operations	$(36)	$(2,016)	$(2,372)
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Investment Income
Dividends	$48	$416	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	48	(93)	(10)
Capital gain distribution	395	823	410
Net realized gain (loss) investments	443	730	400
Net unrealized appreciation (depreciation) on investments during the period	(2,655)	(4,433)	(1,349)
Net realized and unrealized gain (loss) on investments	(2,212)	(3,703)	(949)
Net Increase (Decrease) in Net Assets resulting from Operations	$(2,164)	$(3,287)	$(949)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	Oppenheimer Money Fund/VA
Investment Income
Dividends	$52	$13	$140
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(53)	—	—
Capital gain distribution	534	107	—
Net realized gain (loss) investments	481	107	—
Net unrealized appreciation (depreciation) on investments during the period	(2,099)	(1,093)	1
Net realized and unrealized gain (loss) on investments	(1,618)	(986)	1
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,566)	$(973)	$141
	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Investment Income
Dividends	$—	$13	$119
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	40	28	(9)
Capital gain distribution	—	—	516
Net realized gain (loss) investments	40	28	507
Net unrealized appreciation (depreciation) on investments during the period	(2,173)	(5,170)	(4,285)
Net realized and unrealized gain (loss) on investments	(2,133)	(5,142)	(3,778)
Net Increase (Decrease) in Net Assets resulting from Operations	$(2,133)	$(5,129)	$(3,659)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Investment Income
Dividends	$452	$139	$107
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(60)	(30)	(24)
Capital gain distribution	105	613	—
Net realized gain (loss) investments	45	583	(24)
Net unrealized appreciation (depreciation) on investments during the period	(1,795)	(5,318)	(1,480)
Net realized and unrealized gain (loss) on investments	(1,750)	(4,735)	(1,504)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,298)	$(4,596)	$(1,397)
	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Capital Growth
Investment Income
Dividends	$—	$1	$21
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	2
Capital gain distribution	—	3	—
Net realized gain (loss) investments	—	3	2
Net unrealized appreciation (depreciation) on investments during the period	—	(14)	(2,545)
Net realized and unrealized gain (loss) on investments	—	(11)	(2,543)
Net Increase (Decrease) in Net Assets resulting from Operations	$—	$(10)	$(2,522)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
Investment Income
Dividends	$38	$575	$348
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	(12)	(17)
Capital gain distribution	—	1,241	584
Net realized gain (loss) investments	—	1,229	567
Net unrealized appreciation (depreciation) on investments during the period	(1,965)	(11,500)	(7,045)
Net realized and unrealized gain (loss) on investments	(1,965)	(10,271)	(6,478)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,927)	$(9,696)	$(6,130)
	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Investment Income
Dividends	$—	$248	$121
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(2)	3
Capital gain distribution	274	333	—
Net realized gain (loss) investments	273	331	3
Net unrealized appreciation (depreciation) on investments during the period	(756)	(3,212)	(74)
Net realized and unrealized gain (loss) on investments	(483)	(2,881)	(71)
Net Increase (Decrease) in Net Assets resulting from Operations	$(483)	$(2,633)	$50

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
Investment Income
Dividends	$—	$—	$216
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	(14)
Capital gain distribution	—	—	50
Net realized gain (loss) investments	—	—	36
Net unrealized appreciation (depreciation) on investments during the period	(4)	(15)	(6,255)
Net realized and unrealized gain (loss) on investments	(4)	(15)	(6,219)
Net Increase (Decrease) in Net Assets resulting from Operations	$(4)	$(15)	$(6,003)
	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities
Investment Income
Dividends	$648	$161	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(54)	(7)	(8)
Capital gain distribution	25	537	32
Net realized gain (loss) investments	(29)	530	24
Net unrealized appreciation (depreciation) on investments during the period	(2,485)	(6,312)	(986)
Net realized and unrealized gain (loss) on investments	(2,514)	(5,782)	(962)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,866)	$(5,621)	$(962)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
Investment Income
Dividends	$276	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(3)	—	—
Capital gain distribution	165	2	—
Net realized gain (loss) investments	162	2	—
Net unrealized appreciation (depreciation) on investments during the period	(2,364)	(22)	(4)
Net realized and unrealized gain (loss) on investments	(2,202)	(20)	(4)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,926)	$(19)	$(4)
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Investment Income
Dividends	$70	$11	$90
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(23)	(25)	(14)
Capital gain distribution	33	—	229
Net realized gain (loss) investments	10	(25)	215
Net unrealized appreciation (depreciation) on investments during the period	(1,529)	(832)	(4,972)
Net realized and unrealized gain (loss) on investments	(1,519)	(857)	(4,757)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,449)	$(846)	$(4,667)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Investment Income
Dividends	$8	$40	$40
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(16)	(30)	(1)
Capital gain distribution	303	1	1
Net realized gain (loss) investments	287	(29)	—
Net unrealized appreciation (depreciation) on investments during the period	(1,406)	(846)	(72)
Net realized and unrealized gain (loss) on investments	(1,119)	(875)	(72)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,111)	$(835)	$(32)
	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC	Franklin Flex Cap Growth Securities
Investment Income
Dividends	$1	$2	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	1	3	—
Net realized gain (loss) investments	1	3	—
Net unrealized appreciation (depreciation) on investments during the period	(1)	(16)	(144)
Net realized and unrealized gain (loss) on investments	—	(13)	(144)
Net Increase (Decrease) in Net Assets resulting from Operations	$1	$(11)	$(144)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Investment Income
Dividends	$250	$23	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(2)	(7)
Capital gain distribution	105	10	90
Net realized gain (loss) investments	104	8	83
Net unrealized appreciation (depreciation) on investments during the period	(2,000)	(447)	(458)
Net realized and unrealized gain (loss) on investments	(1,896)	(439)	(375)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,646)	$(416)	$(375)
	Mutual Shares Securities	Franklin US Gov't Fund	Templeton Growth Securities
Investment Income
Dividends	$234	$23	$72
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	2
Capital gain distribution	332	—	283
Net realized gain (loss) investments	332	—	285
Net unrealized appreciation (depreciation) on investments during the period	(3,759)	27	(2,553)
Net realized and unrealized gain (loss) on investments	(3,427)	27	(2,268)
Net Increase (Decrease) in Net Assets resulting from Operations	$(3,193)	$50	$(2,196)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Templeton Foreign Securities	Templeton Global Income Securities Fund	Total
Investment Income
Dividends	$55	$34	$5,924
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(3)	1	(656)
Capital gain distribution	224	—	9,014
Net realized gain (loss) investments	221	1	8,358
Net unrealized appreciation (depreciation) on investments during the period	(1,462)	25	(126,146)
Net realized and unrealized gain (loss) on investments	(1,241)	26	(117,788)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,186)	$60	$(111,864)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$260	$275	$149
Net realized gain (loss) on investments	(34)	476	(12)
Net unrealized appreciation (depreciation) of investments during the period	(5,286)	(6,048)	(4,170)
Net increase (decrease) in net assets resulting from operations	(5,060)	(5,297)	(4,033)
From Variable Life Policy Transactions
Contractowners' net payments	1,318	991	854
Mortality and expense risk charges	(107)	(75)	(78)
Cost of insurance and administrative charges	(767)	(556)	(518)
Surrenders	(382)	(263)	(370)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(99)	(106)	(47)
Transfer (to) from other portfolios	258	68	(283)
Net increase (decrease) in net assets resulting from variable life policy transactions	221	59	(442)
Total increase (decrease) in net assets	(4,839)	(5,238)	(4,475)
Net Assets
Beginning of Year	14,452	11,408	11,218
End of Year	$9,613	$6,170	$6,743
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$42	$12	$26
Net realized gain (loss) on investments	(68)	(1)	(10)
Net unrealized appreciation (depreciation) of investments during the period	(2,424)	(4,673)	(1,019)
Net increase (decrease) in net assets resulting from operations	(2,450)	(4,662)	(1,003)
From Variable Life Policy Transactions
Contractowners' net payments	728	1,056	273
Mortality and expense risk charges	(50)	(78)	(21)
Cost of insurance and administrative charges	(385)	(597)	(131)
Surrenders	(285)	(376)	(53)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(30)	(46)	(7)
Transfer (to) from other portfolios	(187)	56	(62)
Net increase (decrease) in net assets resulting from variable life policy transactions	(209)	15	(1)
Total increase (decrease) in net assets	(2,659)	(4,647)	(1,004)
Net Assets
Beginning of Year	7,286	11,219	2,716
End of Year	$4,627	$6,572	$1,712

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$—	$6	$5
Net realized gain (loss) on investments	—	—	11
Net unrealized appreciation (depreciation) of investments during the period	(52)	(51)	(66)
Net increase (decrease) in net assets resulting from operations	(52)	(45)	(50)
From Variable Life Policy Transactions
Contractowners' net payments	21	19	7
Mortality and expense risk charges	—	(1)	—
Cost of insurance and administrative charges	(7)	(8)	(6)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	1	—	—
Transfer (to) from other portfolios	223	304	185
Net increase (decrease) in net assets resulting from variable life policy transactions	238	314	186
Total increase (decrease) in net assets	186	269	136
Net Assets
Beginning of Year	—	—	—
End of Year	$186	$269	$136
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
From Operations
Investment income	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	(7)	(4)	—
Net increase (decrease) in net assets resulting from operations	(7)	(4)	—
From Variable Life Policy Transactions
Contractowners' net payments	6	—	—
Mortality and expense risk charges	—	—	—
Cost of insurance and administrative charges	(3)	—	—
Surrenders	(4)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	47	14	—
Net increase (decrease) in net assets resulting from variable life policy transactions	46	14	—
Total increase (decrease) in net assets	39	10	—
Net Assets
Beginning of Year	—	—	—
End of Year	$39	$10	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Calvert Balanced	MFS Growth Series IC	MFS Research IC
From Operations
Investment income	$3	$10	$30
Net realized gain (loss) on investments	(1)	11	17
Net unrealized appreciation (depreciation) of investments during the period	(38)	(2,037)	(2,419)
Net increase (decrease) in net assets resulting from operations	(36)	(2,016)	(2,372)
From Variable Life Policy Transactions
Contractowners' net payments	—	473	471
Mortality and expense risk charges	(1)	(39)	(46)
Cost of insurance and administrative charges	(5)	(289)	(312)
Surrenders	(3)	(225)	(243)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(41)	11
Transfer (to) from other portfolios	(2)	46	(163)
Net increase (decrease) in net assets resulting from variable life policy transactions	(11)	(75)	(282)
Total increase (decrease) in net assets	(47)	(2,091)	(2,654)
Net Assets
Beginning of Year	122	5,449	6,752
End of Year	$75	$3,358	$4,098
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
From Operations
Investment income	$48	$416	$—
Net realized gain (loss) on investments	443	730	400
Net unrealized appreciation (depreciation) of investments during the period	(2,655)	(4,433)	(1,349)
Net increase (decrease) in net assets resulting from operations	(2,164)	(3,287)	(949)
From Variable Life Policy Transactions
Contractowners' net payments	399	1,160	274
Mortality and expense risk charges	(50)	(119)	(18)
Cost of insurance and administrative charges	(283)	(732)	(138)
Surrenders	(212)	(417)	(91)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(50)	(53)	(20)
Transfer (to) from other portfolios	(218)	(226)	(48)
Net increase (decrease) in net assets resulting from variable life policy transactions	(414)	(387)	(41)
Total increase (decrease) in net assets	(2,578)	(3,674)	(990)
Net Assets
Beginning of Year	6,835	14,865	2,470
End of Year	$4,257	$11,191	$1,480

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	Oppenheimer Money Fund/VA
From Operations
Investment income	$52	$13	$140
Net realized gain (loss) on investments	481	107	—
Net unrealized appreciation (depreciation) of investments during the period	(2,099)	(1,093)	1
Net increase (decrease) in net assets resulting from operations	(1,566)	(973)	141
From Variable Life Policy Transactions
Contractowners' net payments	336	276	633
Mortality and expense risk charges	(32)	(20)	(45)
Cost of insurance and administrative charges	(196)	(150)	(414)
Surrenders	(617)	(79)	(980)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(60)	(5)	(208)
Transfer (to) from other portfolios	58	—	1,400
Net increase (decrease) in net assets resulting from variable life policy transactions	(511)	22	386
Total increase (decrease) in net assets	(2,077)	(951)	527
Net Assets
Beginning of Year	4,501	2,650	4,885
End of Year	$2,424	$1,699	$5,412
	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Investment income	$—	$13	$119
Net realized gain (loss) on investments	40	28	507
Net unrealized appreciation (depreciation) of investments during the period	(2,173)	(5,170)	(4,285)
Net increase (decrease) in net assets resulting from operations	(2,133)	(5,129)	(3,659)
From Variable Life Policy Transactions
Contractowners' net payments	442	977	671
Mortality and expense risk charges	(29)	(80)	(70)
Cost of insurance and administrative charges	(253)	(544)	(400)
Surrenders	(171)	(331)	(270)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(45)	(48)	(43)
Transfer (to) from other portfolios	(24)	(64)	(82)
Net increase (decrease) in net assets resulting from variable life policy transactions	(80)	(90)	(194)
Total increase (decrease) in net assets	(2,213)	(5,219)	(3,853)
Net Assets
Beginning of Year	4,452	11,404	9,619
End of Year	$2,239	$6,185	$5,766

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Investment income	$452	$139	$107
Net realized gain (loss) on investments	45	583	(24)
Net unrealized appreciation (depreciation) of investments during the period	(1,795)	(5,318)	(1,480)
Net increase (decrease) in net assets resulting from operations	(1,298)	(4,596)	(1,397)
From Variable Life Policy Transactions
Contractowners' net payments	672	1,124	152
Mortality and expense risk charges	(78)	(82)	(13)
Cost of insurance and administrative charges	(509)	(597)	(91)
Surrenders	(378)	(275)	(108)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(83)	(129)	(20)
Transfer (to) from other portfolios	(107)	284	(42)
Net increase (decrease) in net assets resulting from variable life policy transactions	(483)	325	(122)
Total increase (decrease) in net assets	(1,781)	(4,271)	(1,519)
Net Assets
Beginning of Year	9,344	11,172	1,935
End of Year	$7,563	$6,901	$416
	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Capital Growth
From Operations
Investment income	$—	$1	$21
Net realized gain (loss) on investments	—	3	2
Net unrealized appreciation (depreciation) of investments during the period	—	(14)	(2,545)
Net increase (decrease) in net assets resulting from operations	—	(10)	(2,522)
From Variable Life Policy Transactions
Contractowners' net payments	—	—	584
Mortality and expense risk charges	—	—	(37)
Cost of insurance and administrative charges	—	(1)	(260)
Surrenders	—	(2)	(211)
Death benefits	—	—	(3)
Net policy loan repayments (withdrawals)	—	—	(37)
Transfer (to) from other portfolios	—	—	(85)
Net increase (decrease) in net assets resulting from variable life policy transactions	—	(3)	(49)
Total increase (decrease) in net assets	—	(13)	(2,571)
Net Assets
Beginning of Year	—	22	5,261
End of Year	$—	$9	$2,690

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
From Operations
Investment income	$38	$575	$348
Net realized gain (loss) on investments	—	1,229	567
Net unrealized appreciation (depreciation) of investments during the period	(1,965)	(11,500)	(7,045)
Net increase (decrease) in net assets resulting from operations	(1,927)	(9,696)	(6,130)
From Variable Life Policy Transactions
Contractowners' net payments	410	2,612	1,382
Mortality and expense risk charges	(33)	(204)	(146)
Cost of insurance and administrative charges	(212)	(1,364)	(807)
Surrenders	(123)	(451)	(528)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(19)	(87)	(95)
Transfer (to) from other portfolios	(95)	678	50
Net increase (decrease) in net assets resulting from variable life policy transactions	(72)	1,184	(144)
Total increase (decrease) in net assets	(1,999)	(8,512)	(6,274)
Net Assets
Beginning of Year	4,546	26,257	19,319
End of Year	$2,547	$17,745	$13,045
	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
From Operations
Investment income	$—	$248	$121
Net realized gain (loss) on investments	273	331	3
Net unrealized appreciation (depreciation) of investments during the period	(756)	(3,212)	(74)
Net increase (decrease) in net assets resulting from operations	(483)	(2,633)	50
From Variable Life Policy Transactions
Contractowners' net payments	156	1,146	326
Mortality and expense risk charges	(7)	(92)	(28)
Cost of insurance and administrative charges	(68)	(628)	(223)
Surrenders	(50)	(91)	(35)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(3)	(21)	4
Transfer (to) from other portfolios	130	1,207	1,050
Net increase (decrease) in net assets resulting from variable life policy transactions	158	1,521	1,094
Total increase (decrease) in net assets	(325)	(1,112)	1,144
Net Assets
Beginning of Year	926	10,552	2,653
End of Year	$601	$9,440	$3,797

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
From Operations
Investment income	$—	$—	$216
Net realized gain (loss) on investments	—	—	36
Net unrealized appreciation (depreciation) of investments during the period	(4)	(15)	(6,255)
Net increase (decrease) in net assets resulting from operations	(4)	(15)	(6,003)
From Variable Life Policy Transactions
Contractowners' net payments	1	3	1,126
Mortality and expense risk charges	—	—	(121)
Cost of insurance and administrative charges	(1)	(1)	(684)
Surrenders	—	—	(199)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(20)
Transfer (to) from other portfolios	44	55	275
Net increase (decrease) in net assets resulting from variable life policy transactions	44	57	377
Total increase (decrease) in net assets	40	42	(5,626)
Net Assets
Beginning of Year	—	—	16,209
End of Year	$40	$42	$10,583
	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities
From Operations
Investment income	$648	$161	$—
Net realized gain (loss) on investments	(29)	530	24
Net unrealized appreciation (depreciation) of investments during the period	(2,485)	(6,312)	(986)
Net increase (decrease) in net assets resulting from operations	(1,866)	(5,621)	(962)
From Variable Life Policy Transactions
Contractowners' net payments	791	1,611	300
Mortality and expense risk charges	(89)	(104)	(18)
Cost of insurance and administrative charges	(534)	(760)	(133)
Surrenders	(269)	(352)	(19)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(12)	(39)	(1)
Transfer (to) from other portfolios	(250)	376	83
Net increase (decrease) in net assets resulting from variable life policy transactions	(363)	732	212
Total increase (decrease) in net assets	(2,229)	(4,889)	(750)
Net Assets
Beginning of Year	10,718	13,871	2,369
End of Year	$8,489	$8,982	$1,619

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
From Operations
Investment income	$276	$1	$—
Net realized gain (loss) on investments	162	2	—
Net unrealized appreciation (depreciation) of investments during the period	(2,364)	(22)	(4)
Net increase (decrease) in net assets resulting from operations	(1,926)	(19)	(4)
From Variable Life Policy Transactions
Contractowners' net payments	752	5	—
Mortality and expense risk charges	(57)	—	—
Cost of insurance and administrative charges	(391)	(1)	(1)
Surrenders	(66)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(23)	(1)	—
Transfer (to) from other portfolios	438	80	41
Net increase (decrease) in net assets resulting from variable life policy transactions	653	83	40
Total increase (decrease) in net assets	(1,273)	64	36
Net Assets
Beginning of Year	6,907	—	—
End of Year	$5,634	$64	$36
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
From Operations
Investment income	$70	$11	$90
Net realized gain (loss) on investments	10	(25)	215
Net unrealized appreciation (depreciation) of investments during the period	(1,529)	(832)	(4,972)
Net increase (decrease) in net assets resulting from operations	(1,449)	(846)	(4,667)
From Variable Life Policy Transactions
Contractowners' net payments	432	203	1,338
Mortality and expense risk charges	(29)	(12)	(77)
Cost of insurance and administrative charges	(305)	(109)	(586)
Surrenders	(196)	(31)	(283)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(66)	(17)	(36)
Transfer (to) from other portfolios	206	123	1,773
Net increase (decrease) in net assets resulting from variable life policy transactions	42	157	2,129
Total increase (decrease) in net assets	(1,407)	(689)	(2,538)
Net Assets
Beginning of Year	3,878	1,627	9,515
End of Year	$2,471	$938	$6,977

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Investment income	$8	$40	$40
Net realized gain (loss) on investments	287	(29)	—
Net unrealized appreciation (depreciation) of investments during the period	(1,406)	(846)	(72)
Net increase (decrease) in net assets resulting from operations	(1,111)	(835)	(32)
From Variable Life Policy Transactions
Contractowners' net payments	407	174	123
Mortality and expense risk charges	(19)	(14)	(10)
Cost of insurance and administrative charges	(171)	(117)	(82)
Surrenders	(47)	(58)	(57)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(70)	(13)	(50)
Transfer (to) from other portfolios	821	279	488
Net increase (decrease) in net assets resulting from variable life policy transactions	921	251	412
Total increase (decrease) in net assets	(190)	(584)	380
Net Assets
Beginning of Year	2,038	1,718	1,030
End of Year	$1,848	$1,134	$1,410
	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC	Franklin Flex Cap Growth Securities
From Operations
Investment income	$1	$2	$—
Net realized gain (loss) on investments	1	3	—
Net unrealized appreciation (depreciation) of investments during the period	(1)	(16)	(144)
Net increase (decrease) in net assets resulting from operations	1	(11)	(144)
From Variable Life Policy Transactions
Contractowners' net payments	—	1	47
Mortality and expense risk charges	—	—	(3)
Cost of insurance and administrative charges		(1)	(25)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	28	80	137
Net increase (decrease) in net assets resulting from variable life policy transactions	28	80	156
Total increase (decrease) in net assets	29	69	12
Net Assets
Beginning of Year	—	—	318
End of Year	$29	$69	$330

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Investment income	$250	$23	$—
Net realized gain (loss) on investments	104	8	83
Net unrealized appreciation (depreciation) of investments during the period	(2,000)	(447)	(458)
Net increase (decrease) in net assets resulting from operations	(1,646)	(416)	(375)
From Variable Life Policy Transactions
Contractowners' net payments	617	250	136
Mortality and expense risk charges	(42)	(12)	(6)
Cost of insurance and administrative charges	(341)	(111)	(54)
Surrenders	(72)	(31)	(28)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(20)	(1)	—
Transfer (to) from other portfolios	1,602	452	244
Net increase (decrease) in net assets resulting from variable life policy transactions	1,744	547	292
Total increase (decrease) in net assets	98	131	(83)
Net Assets
Beginning of Year	4,350	1,239	659
End of Year	$4,448	$1,370	$576
	Mutual Shares Securities	Franklin US Gov't Fund	Templeton Growth Securities
From Operations
Investment income	$234	$23	$72
Net realized gain (loss) on investments	332	—	285
Net unrealized appreciation (depreciation) of investments during the period	(3,759)	27	(2,553)
Net increase (decrease) in net assets resulting from operations	(3,193)	50	(2,196)
From Variable Life Policy Transactions
Contractowners' net payments	1,166	23	717
Mortality and expense risk charges	(62)	(5)	(36)
Cost of insurance and administrative charges	(561)	(31)	(322)
Surrenders	(34)	(5)	(25)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(14)	—	(9)
Transfer (to) from other portfolios	2,955	830	1,589
Net increase (decrease) in net assets resulting from variable life policy transactions	3,450	812	1,914
Total increase (decrease) in net assets	257	862	(282)
Net Assets
Beginning of Year	6,276	199	3,838
End of Year	$6,533	$1,061	$3,556

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Templeton Foreign Securities	Templeton Global Income Securities Fund	Total
From Operations
Investment income	$55	$34	$5,924
Net realized gain (loss) on investments	221	1	8,358
Net unrealized appreciation (depreciation) of investments during the period	(1,462)	25	(126,146)
Net increase (decrease) in net assets resulting from operations	(1,186)	60	(111,864)
From Variable Life Policy Transactions
Contractowners' net payments	414	83	30,669
Mortality and expense risk charges	(21)	(9)	(2,425)
Cost of insurance and administrative charges	(171)	(56)	(17,003)
Surrenders	(31)	(57)	(9,484)
Death benefits	—	—	(3)
Net policy loan repayments (withdrawals)	(49)	(1)	(1,828)
Transfer (to) from other portfolios	852	995	18,966
Net increase (decrease) in net assets resulting from variable life policy transactions	994	955	18,892
Total increase (decrease) in net assets	(192)	1,015	(92,972)
Net Assets
Beginning of Year	2,178	421	313,648
End of Year	$1,986	$1,436	$220,676

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2007
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$266	$152	$125
Net realized gain (loss) on investments	1,361	1,196	946
Net unrealized appreciation (depreciation) of investments during the period	(1,445)	(547)	(1,254)
Net increase (decrease) in net assets resulting from operations	182	801	(183)
From Variable Life Policy Transactions
Contractowners' net payments	1,243	1,085	1,042
Mortality and expense risk charges	(123)	(93)	(105)
Cost of insurance and administrative charges	(710)	(548)	(584)
Surrenders	(509)	(542)	(454)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(92)	(122)	(72)
Transfer (to) from other portfolios	1,379	898	(228)
Net increase (decrease) in net assets resulting from variable life policy transactions	1,188	678	(401)
Total increase (decrease) in net assets	1,370	1,479	(584)
Net Assets
Beginning of Year	13,082	9,929	11,802
End of Year	$14,452	$11,408	$11,218
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
From Operations
Investment income	$31	$21	$22
Net realized gain (loss) on investments	785	20	406
Net unrealized appreciation (depreciation) of investments during the period	(2,257)	998	(359)
Net increase (decrease) in net assets resulting from operations	(1,441)	1,039	69
From Variable Life Policy Transactions
Contractowners' net payments	942	1,056	287
Mortality and expense risk charges	(70)	(94)	(24)
Cost of insurance and administrative charges	(421)	(577)	(129)
Surrenders	(537)	(721)	(58)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(58)	(137)	(10)
Transfer (to) from other portfolios	156	443	261
Net increase (decrease) in net assets resulting from variable life policy transactions	12	(30)	327
Total increase (decrease) in net assets	(1,429)	1,009	396
Net Assets
Beginning of Year	8,715	10,210	2,320
End of Year	$7,286	$11,219	$2,716

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC
From Operations
Investment income	$—	$3	$—
Net realized gain (loss) on investments	12	7	125
Net unrealized appreciation (depreciation) of investments during the period	(10)	(6)	849
Net increase (decrease) in net assets resulting from operations	2	4	974
From Variable Life Policy Transactions
Contractowners' net payments	—	—	523
Mortality and expense risk charges	—	(1)	(45)
Cost of insurance and administrative charges	(2)	(6)	(277)
Surrenders	—	(10)	(203)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(78)
Transfer (to) from other portfolios	(31)	(29)	(157)
Net increase (decrease) in net assets resulting from variable life policy transactions	(33)	(46)	(237)
Total increase (decrease) in net assets	(31)	(42)	737
Net Assets
Beginning of Year	31	164	4,712
End of Year	$—	$122	$5,449
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$45	$56	$354
Net realized gain (loss) on investments	82	202	336
Net unrealized appreciation (depreciation) of investments during the period	683	411	(133)
Net increase (decrease) in net assets resulting from operations	810	669	557
From Variable Life Policy Transactions
Contractowners' net payments	520	446	1,202
Mortality and expense risk charges	(59)	(61)	(128)
Cost of insurance and administrative charges	(323)	(316)	(650)
Surrenders	(154)	(230)	(234)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(133)	(51)	(28)
Transfer (to) from other portfolios	(200)	(238)	831
Net increase (decrease) in net assets resulting from variable life policy transactions	(349)	(450)	993
Total increase (decrease) in net assets	461	219	1,550
Net Assets
Beginning of Year	6,291	6,616	13,315
End of Year	$6,752	$6,835	$14,865

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$36	$8
Net realized gain (loss) on investments	182	266	7
Net unrealized appreciation (depreciation) of investments during the period	(118)	640	257
Net increase (decrease) in net assets resulting from operations	64	942	272
From Variable Life Policy Transactions
Contractowners' net payments	295	324	280
Mortality and expense risk charges	(23)	(35)	(23)
Cost of insurance and administrative charges	(149)	(182)	(151)
Surrenders	(113)	(138)	(89)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(15)	(61)	(5)
Transfer (to) from other portfolios	(56)	417	(37)
Net increase (decrease) in net assets resulting from variable life policy transactions	(61)	325	(25)
Total increase (decrease) in net assets	3	1,267	247
Net Assets
Beginning of Year	2,467	3,234	2,403
End of Year	$2,470	$4,501	$2,650
	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA
From Operations
Investment income	$230	$—	$24
Net realized gain (loss) on investments	—	104	66
Net unrealized appreciation (depreciation) of investments during the period	—	179	1,355
Net increase (decrease) in net assets resulting from operations	230	283	1,445
From Variable Life Policy Transactions
Contractowners' net payments	576	493	1,084
Mortality and expense risk charges	(42)	(40)	(99)
Cost of insurance and administrative charges	(360)	(279)	(567)
Surrenders	(510)	(314)	(405)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	55	(55)	(137)
Transfer (to) from other portfolios	550	(155)	(130)
Net increase (decrease) in net assets resulting from variable life policy transactions	269	(350)	(254)
Total increase (decrease) in net assets	499	(67)	1,191
Net Assets
Beginning of Year	4,386	4,519	10,213
End of Year	$4,885	$4,452	$11,404

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Oppenheimer Main Street/VA	Oppenheimer Strategic Bond/VA	Oppenheimer Global Securities/VA
From Operations
Investment income	$79	$296	$137
Net realized gain (loss) on investments	31	—	499
Net unrealized appreciation (depreciation) of investments during the period	288	493	(4)
Net increase (decrease) in net assets resulting from operations	398	789	632
From Variable Life Policy Transactions
Contractowners' net payments	764	752	1,161
Mortality and expense risk charges	(87)	(76)	(96)
Cost of insurance and administrative charges	(457)	(433)	(574)
Surrenders	(290)	(232)	(267)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(76)	(44)	(108)
Transfer (to) from other portfolios	(72)	716	518
Net increase (decrease) in net assets resulting from variable life policy transactions	(218)	683	634
Total increase (decrease) in net assets	180	1,472	1,266
Net Assets
Beginning of Year	9,439	7,872	9,906
End of Year	$9,619	$9,344	$11,172
	Oppenheimer High Income/VA	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund
From Operations
Investment income	$130	$—	$—
Net realized gain (loss) on investments	—	—	3
Net unrealized appreciation (depreciation) of investments during the period	(136)	—	(3)
Net increase (decrease) in net assets resulting from operations	(6)	—	—
From Variable Life Policy Transactions
Contractowners' net payments	231	—	—
Mortality and expense risk charges	(17)	—	—
Cost of insurance and administrative charges	(101)	—	(2)
Surrenders	(67)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(31)	—	—
Transfer (to) from other portfolios	125	—	—
Net increase (decrease) in net assets resulting from variable life policy transactions	140	—	(2)
Total increase (decrease) in net assets	134	—	(2)
Net Assets
Beginning of Year	1,801	—	24
End of Year	$1,935	$—	$22

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Van Kampen Strategic Growth	Van Kampen Enterprise	Van Kampen Comstock
From Operations
Investment income	$2	$18	$453
Net realized gain (loss) on investments	54	47	556
Net unrealized appreciation (depreciation) of investments during the period	727	463	(1,616)
Net increase (decrease) in net assets resulting from operations	783	528	(607)
From Variable Life Policy Transactions
Contractowners' net payments	589	424	2,602
Mortality and expense risk charges	(44)	(40)	(239)
Cost of insurance and administrative charges	(275)	(232)	(1,262)
Surrenders	(333)	(108)	(597)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(33)	(17)	(130)
Transfer (to) from other portfolios	(252)	(266)	1,713
Net increase (decrease) in net assets resulting from variable life policy transactions	(348)	(239)	2,087
Total increase (decrease) in net assets	435	289	1,480
Net Assets
Beginning of Year	4,826	4,257	24,777
End of Year	$5,261	$4,546	$26,257
	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
From Operations
Investment income	$303	$—	$177
Net realized gain (loss) on investments	725	55	248
Net unrealized appreciation (depreciation) of investments during the period	(505)	79	(159)
Net increase (decrease) in net assets resulting from operations	523	134	266
From Variable Life Policy Transactions
Contractowners' net payments	1,455	123	993
Mortality and expense risk charges	(174)	(8)	(87)
Cost of insurance and administrative charges	(782)	(58)	(468)
Surrenders	(504)	(72)	(95)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(94)	(2)	(15)
Transfer (to) from other portfolios	151	82	1,734
Net increase (decrease) in net assets resulting from variable life policy transactions	52	65	2,062
Total increase (decrease) in net assets	575	199	2,328
Net Assets
Beginning of Year	18,744	727	8,224
End of Year	$19,319	$926	$10,552

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Van Kampen Government II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Investment income	$84	$201	$647
Net realized gain (loss) on investments	—	1,104	36
Net unrealized appreciation (depreciation) of investments during the period	69	(779)	(84)
Net increase (decrease) in net assets resulting from operations	153	526	599
From Variable Life Policy Transactions
Contractowners' net payments	171	1,193	815
Mortality and expense risk charges	(19)	(143)	(91)
Cost of insurance and administrative charges	(116)	(651)	(452)
Surrenders	(44)	(437)	(203)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(49)	(27)
Transfer (to) from other portfolios	820	491	699
Net increase (decrease) in net assets resulting from variable life policy transactions	812	404	741
Total increase (decrease) in net assets	965	930	1,340
Net Assets
Beginning of Year	1,688	15,279	9,378
End of Year	$2,653	$16,209	$10,718
	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value
From Operations
Investment income	$63	$—	$207
Net realized gain (loss) on investments	1,848	201	219
Net unrealized appreciation (depreciation) of investments during the period	(1,901)	211	(278)
Net increase (decrease) in net assets resulting from operations	10	412	148
From Variable Life Policy Transactions
Contractowners' net payments	1,608	262	771
Mortality and expense risk charges	(125)	(20)	(58)
Cost of insurance and administrative charges	(718)	(116)	(318)
Surrenders	(385)	(77)	(87)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(40)	(18)	(2)
Transfer (to) from other portfolios	922	193	1,077
Net increase (decrease) in net assets resulting from variable life policy transactions	1,262	224	1,383
Total increase (decrease) in net assets	1,272	636	1,531
Net Assets
Beginning of Year	12,599	1,733	5,376
End of Year	$13,871	$2,369	$6,907

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
From Operations
Investment income	$130	$8	$75
Net realized gain (loss) on investments	10	3	2,232
Net unrealized appreciation (depreciation) of investments during the period	63	330	(1,097)
Net increase (decrease) in net assets resulting from operations	203	341	1,210
From Variable Life Policy Transactions
Contractowners' net payments	636	201	1,015
Mortality and expense risk charges	(34)	(13)	(68)
Cost of insurance and administrative charges	(282)	(103)	(440)
Surrenders	(308)	(13)	(163)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(159)	(5)	(88)
Transfer (to) from other portfolios	271	48	2,123
Net increase (decrease) in net assets resulting from variable life policy transactions	124	115	2,379
Total increase (decrease) in net assets	327	456	3,589
Net Assets
Beginning of Year	3,551	1,171	5,926
End of Year	$3,878	$1,627	$9,515
	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Investment income	$12	$30	$23
Net realized gain (loss) on investments	126	140	(1)
Net unrealized appreciation (depreciation) of investments during the period	82	(175)	10
Net increase (decrease) in net assets resulting from operations	220	(5)	32
From Variable Life Policy Transactions
Contractowners' net payments	277	177	85
Mortality and expense risk charges	(15)	(13)	(7)
Cost of insurance and administrative charges	(113)	(89)	(53)
Surrenders	(25)	(5)	(11)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(50)	(35)	(10)
Transfer (to) from other portfolios	457	664	450
Net increase (decrease) in net assets resulting from variable life policy transactions	531	699	454
Total increase (decrease) in net assets	751	694	486
Net Assets
Beginning of Year	1,287	1,024	544
End of Year	$2,038	$1,718	$1,030

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$84	$18
Net realized gain (loss) on investments	—	16	12
Net unrealized appreciation (depreciation) of investments during the period	15	(81)	(80)
Net increase (decrease) in net assets resulting from operations	15	19	(50)
From Variable Life Policy Transactions
Contractowners' net payments	8	252	89
Mortality and expense risk charges	(1)	(23)	(7)
Cost of insurance and administrative charges	(9)	(153)	(50)
Surrenders	—	(6)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(2)	—
Transfer (to) from other portfolios	255	3,380	843
Net increase (decrease) in net assets resulting from variable life policy transactions	253	3,448	875
Total increase (decrease) in net assets	268	3,467	825
Net Assets
Beginning of Year	50	883	414
End of Year	$318	$4,350	$1,239
	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities	Franklin US Gov't
From Operations
Investment income	$—	$53	$—
Net realized gain (loss) on investments	25	130	—
Net unrealized appreciation (depreciation) of investments during the period	(8)	(204)	2
Net increase (decrease) in net assets resulting from operations	17	(21)	2
From Variable Life Policy Transactions
Contractowners' net payments	52	540	2
Mortality and expense risk charges	(4)	(35)	—
Cost of insurance and administrative charges	(27)	(278)	(1)
Surrenders	(1)	(10)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(5)	—
Transfer (to) from other portfolios	475	4,625	196
Net increase (decrease) in net assets resulting from variable life policy transactions	495	4,837	197
Total increase (decrease) in net assets	512	4,816	199
Net Assets
Beginning of Year	147	1,460	—
End of Year	$659	$6,276	$199

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Income Securities
From Operations
Investment income	$32	$26	$—
Net realized gain (loss) on investments	101	59	—
Net unrealized appreciation (depreciation) of investments during the period	(141)	99	11
Net increase (decrease) in net assets resulting from operations	(8)	184	11
From Variable Life Policy Transactions
Contractowners' net payments	361	156	8
Mortality and expense risk charges	(23)	(12)	(1)
Cost of insurance and administrative charges	(173)	(80)	(6)
Surrenders	(6)	(7)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(9)	(18)	(2)
Transfer (to) from other portfolios	2,678	1,371	411
Net increase (decrease) in net assets resulting from variable life policy transactions	2,828	1,410	410
Total increase (decrease) in net assets	2,820	1,594	421
Net Assets
Beginning of Year	1,018	584	—
End of Year	$3,838	$2,178	$421

Total
From Operations
Investment income	$4,661
Net realized gain (loss) on investments	14,582
Net unrealized appreciation (depreciation) of investments during the period	(5,066)
Net increase (decrease) in net assets resulting from operations	14,177
From Variable Life Policy Transactions
Contractowners' net payments	29,171
Mortality and expense risk charges	(2,645)
Cost of insurance and administrative charges	(15,103)
Surrenders	(9,574)
Death benefits	—
Net policy loan repayments (withdrawals)	(2,068)
Transfer (to) from other portfolios	30,572
Net increase (decrease) in net assets resulting from variable life policy transactions	30,353
Total increase (decrease) in net assets	44,530
Net Assets
Beginning of Year	269,118
End of Year	$313,648

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  ORGANIZATION

The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

At December 31, 2008, the Separate Account was comprised of sixty-two subaccounts:

Goldman Sachs Growth & Income

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Capital Growth

Goldman Sachs Mid Cap Value

Goldman Sachs Capital Growth SC

Goldman Sachs Growth & Income SC

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Calvert Small Cap Growth

Calvert Balanced

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

Oppenheimer Money Fund/VA

Oppenheimer Mid Cap Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA

Van Eck WW Hard Asset

Van Eck WW Real Estate

Van Kampen Capital Growth

Van Kampen Enterprise

Van Kampen Comstock

Van Kampen Growth & Income

Van Kampen Mid-Cap Growth II

Van Kampen UIF Equity and Income II

Van Kampen Government Portfolio II

Van Kampen UIF International Growth Equity II

Van Kampen UIF Global Real Estate II

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Growth Opportunities

Lord Abbett America's Value

Lord Abbett International

Lord Abbett Large Cap Core

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund - 2015 Maturity Date SC

Fidelity Freedom Fund - 2020 Maturity Date SC

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Mutual Shares Securities

Franklin US Gov't Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Income Securities Fund

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  ORGANIZATION — (Continued)

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2008 was approximately $16.5 million.

Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Realized Gains and Losses

Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials. Dividends and capital gain distributions received from the mutual funds are reinvested in additional shares of the respective mutual funds.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in Financial Accounting Standards Board Statement No. 157, Fair Value Measurement ("SFAS No. 157") which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

In compliance with SFAS No. 157, the Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Balance Sheet are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Separate Account's hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2008:

(in thousands)	Level 1	Level 2	Level 3	Total
Assets:
Goldman Sachs Growth & Income	$9,629	$—	$—	$9,629
Goldman Sachs Strategic International Equity	6,171	—	—	6,171
Goldman Sachs Structured US Equity	6,760	—	—	6,760
Goldman Sachs Structured Small Cap Equity	4,627	—	—	4,627
Goldman Sachs Capital Growth	6,573	—	—	6,573
Goldman Sachs Mid Cap Value	1,712	—	—	1,712
Goldman Sachs Capital Growth SC	186	—	—	186
Goldman Sachs Growth & Income SC	269	—	—	269
Goldman Sachs Strategic International Equity SC	136	—	—	136
Goldman Sachs Structured Small Cap Equity SC	39	—	—	39
Goldman Sachs Structured US Equity SC	10	—	—	10
Calvert Small Cap Growth	—	—	—	—
Calvert Balanced	75	—	—	75
MFS Growth Series IC	3,358	—	—	3,358
MFS Research IC	4,098	—	—	4,098
MFS Investors Trust IC	4,257	—	—	4,257
MFS Total Return IC	11,208	—	—	11,208
MFS New Discovery IC	1,480	—	—	1,480
MFS Utilities IC	2,424	—	—	2,424
MFS Investors Growth Stock IC	1,699	—	—	1,699
Oppenheimer Money Fund/VA	5,412	—	—	5,412
Oppenheimer MidCap Fund/VA	2,239	—	—	2,239
Oppenheimer Capital Appreciation Fund/VA	6,185	—	—	6,185
Oppenheimer Main Street Fund/VA	5,776	—	—	5,776
Oppenheimer Strategic Bond Fund/VA	7,563	—	—	7,563
Oppenheimer Global Securites Fund/VA	6,901	—	—	6,901
Oppenheimer High Income Fund/VA	416	—	—	416
Van Eck WW Hard Asset	—	—	—	—
Van Eck WW Real Estate	9	—	—	9
Van Kampen Capital Growth	2,690	—	—	2,690
Van Kampen Enterprise	2,547	—	—	2,547
Van Kampen Comstock	17,759	—	—	17,759
Van Kampen Growth & Income	13,050	—	—	13,050
Van Kampen Mid-Cap Growth II	601	—	—	601
Van Kampen UIF Equity and Income II	9,440	—	—	9,440
Van Kampen Government Portfolio II	3,803	—	—	3,803
Van Kampen UIF International Growth Equity II	40	—	—	40
Van Kampen UIF Global Real Estate II	42	—	—	42
Lord Abbett Growth & Income	10,601	—	—	10,601

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

(in thousands)	Level 1	Level 2	Level 3	Total
Assets:
Lord Abbett Bond Debenture	$8,494	$—	$—	$8,494
Lord Abbett Mid-Cap Value	8,988	—	—	8,988
Lord Abbett Growth Opportunities	1,619	—	—	1,619
Lord Abbett America's Value	5,634	—	—	5,634
Lord Abbett International	64	—	—	64
Lord Abbett Large Cap Core	36	—	—	36
Fidelity Index 500 Portfolio SC	2,471	—	—	2,471
Fidelity Growth Portfolio SC	938	—	—	938
Fidelity Contrafund Portfolio SC	6,977	—	—	6,977
Fidelity Mid Cap SC	1,848	—	—	1,848
Fidelity Equity Income SC	1,134	—	—	1,134
Fidelity Investment Grade Bonds SC	1,410	—	—	1,410
Fidelity Freedom Fund - 2015 Maturity Date SC	29	—	—	29
Fidelity Freedom Fund - 2020 Maturity Date SC	69	—	—	69
Franklin Flex Cap Growth Securities	330	—	—	330
Franklin Income Securities	4,448	—	—	4,448
Franklin Rising Dividend Securities	1,370	—	—	1,370
Franklin Small-Mid Cap Growth Securities	576	—	—	576
Mutual Shares Securities	6,533	—	—	6,533
Franklin US Gov't Fund	1,061	—	—	1,061
Templeton Growth Securities	3,556	—	—	3,556
Templeton Foreign Securities	1,986	—	—	1,986
Templeton Global Income Securities Fund	1,436	—	—	1,436
Total assets measured at fair value on a recurring basis	$220,792	$—	$—	$220,792

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the guidance within SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the assets included in Level 1 above are open-ended mutual funds. All of the open-ended mutual funds are valued at the net asset values of the respective portfolios. There are no restrictions on purchases or sales of these open-ended mutual funds.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 and 2007 were as follows (in thousands):

	2008 In Thousands			2007 In Thousands
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Growth & Income	52	(41)	11	86	(34)	52
Goldman Sachs Strategic International Equity	44	(44)	—	65	(33)	32
Goldman Sachs Structured US Equity	22	(42)	(20)	20	(37)	(17)
Goldman Sachs Structured Small Cap Equity	21	(31)	(10)	27	(27)	—
Goldman Sachs Capital Growth	37	(34)	3	36	(37)	(1)
Goldman Sachs Mid Cap Value	21	(21)	—	35	(15)	20
Goldman Sachs Capital Growth SC	33	(4)	29	—	—	—
Goldman Sachs Growth & Income SC	40	(1)	39	—	—	—
Goldman Sachs Strategic International Equity SC	24	(2)	22	—	—	—
Goldman Sachs Structured Small Cap Equity SC	7	(2)	5	—	—	—
Goldman Sachs Structured US Equity SC	2	—	2	—	—	—
Calvert Small Cap Growth	—	—	—	—	(2)	(2)
Calvert Balanced	—	(1)	(1)	—	(2)	(2)
MFS Growth Series IC	26	(30)	(4)	19	(32)	(13)
MFS Research IC	15	(34)	(19)	12	(32)	(20)
MFS Investors Trust IC	13	(39)	(26)	12	(38)	(26)
MFS Total Return IC	49	(70)	(21)	66	(21)	45
MFS New Discovery IC	14	(16)	(2)	10	(13)	(3)
MFS Utilities IC	23	(44)	(21)	31	(18)	13
MFS Investors Growth Stock IC	35	(30)	5	26	(29)	(3)
Oppenheimer Money Fund/VA	1,989	(1,739)	250	2,910	(2,726)	184
Oppenheimer MidCap Fund/VA	18	(21)	(3)	13	(32)	(19)
Oppenheimer Capital Appreciation Fund/VA	36	(38)	(2)	27	(38)	(11)
Oppenheimer Main Street Fund/VA	32	(45)	(13)	25	(38)	(13)
Oppenheimer Strategic Bond Fund/VA	42	(69)	(27)	61	(25)	36
Oppenheimer Global Securites Fund/VA	44	(31)	13	44	(20)	24
Oppenheimer High Income Fund/VA	28	(27)	1	23	(13)	10
Van Eck WW Hard Asset	—	—	—	—	—	—
Van Eck WW Real Estate	—	—	—	—	—	—
Van Kampen Capital Growth	90	(88)	2	62	(126)	(64)
Van Kampen Enterprise	36	(46)	(10)	29	(63)	(34)
Van Kampen Comstock	144	(73)	71	151	(46)	105
Van Kampen Growth & Income	67	(74)	(7)	59	(56)	3
Van Kampen Mid-Cap Growth II	46	(17)	29	28	(17)	11
Van Kampen UIF Equity and Income II	133	(32)	101	140	(14)	126
Van Kampen Government Portfolio II	135	(43)	92	81	(10)	71
Van Kampen UIF International Growth Equity II	7	—	7	—	—	—

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

	2008 In Thousands			2007 In Thousands
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Van Kampen UIF Global Real Estate II	8	(1)	7	—	—	—
Lord Abbett Growth & Income	94	(63)	31	87	(60)	27
Lord Abbett Bond Debenture	47	(74)	(27)	84	(35)	49
Lord Abbett Mid-Cap Value	111	(52)	59	118	(43)	75
Lord Abbett Growth Opportunities	28	(14)	14	31	(16)	15
Lord Abbett America's Value	60	(19)	41	86	(9)	77
Lord Abbett International	12	(1)	11	—	—	—
Lord Abbett Large Cap Core	5	—	5	—	—	—
Fidelity Index 500 Portfolio SC	64	(60)	4	56	(45)	11
Fidelity Growth Portfolio SC	41	(27)	14	31	(19)	12
Fidelity Contrafund Portfolio SC	170	(26)	144	156	(16)	140
Fidelity Mid Cap SC	72	(18)	54	38	(9)	29
Fidelity Equity Income SC	36	(18)	18	58	(10)	48
Fidelity Investment Grade Bonds SC	64	(28)	36	53	(12)	41
Fidelity Freedom Fund - 2015 Maturity Date SC	4	—	4	—	—	—
Fidelity Freedom Fund - 2020 Maturity Date SC	10	—	10	—	—	—
Franklin Flex Cap Growth Securities	20	(4)	16	23	—	23
Franklin Income Securities	198	(32)	166	294	(3)	291
Franklin Rising Dividend Securities	72	(14)	58	88	(9)	79
Franklin Small-Mid Cap Growth Securities	45	(14)	31	51	(7)	44
Mutual Shares Securities	374	(20)	354	417	(5)	412
Franklin US Gov't Fund	93	(18)	75	19	—	19
Templeton Growth Securities	228	(31)	197	247	(10)	237
Templeton Foreign Securities	121	(33)	88	125	(10)	115
Templeton Global Income Securities Fund	107	(21)	86	39	—	39

5.  INVESTMENTS

At December 31, 2008, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Goldman Sachs Growth & Income	1,208,110	$13,546	$9,629	$7.97
Goldman Sachs Strategic International Equity	962,734	11,687	6,171	6.41
Goldman Sachs Structured US Equity	846,018	11,167	6,760	7.99
Goldman Sachs Structured Small Cap Equity	662,830	8,942	4,627	6.98
Goldman Sachs Capital Growth	888,212	10,774	6,573	7.40
Goldman Sachs Mid Cap Value	197,646	3,071	1,712	8.66
Goldman Sachs Capital Growth SC	25,162	237	186	7.39

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Goldman Sachs Growth & Income SC	33,719	$321	$269	$7.99
Goldman Sachs Strategic International Equity SC	21,208	203	136	6.42
Goldman Sachs Structured Small Cap Equity SC	5,593	46	39	6.96
Goldman Sachs Structured US Equity SC	1,305	14	10	8.00
Calvert Small Cap Growth	—	—	—	16.25
Calvert Balanced	60,489	130	75	1.25
MFS Growth Series IC	215,011	5,906	3,358	15.62
MFS Research IC	317,671	6,223	4,098	12.90
MFS Investors Trust IC	290,747	5,355	4,257	14.64
MFS Total Return IC	726,818	14,071	11,208	15.42
MFS New Discovery IC	179,861	2,682	1,480	8.23
MFS Utilities IC	132,897	2,949	2,424	18.24
MFS Investors Growth Stock IC	239,359	2,409	1,699	7.10
Oppenheimer Money Fund/VA	5,412,095	5,412	5,412	1.00
Oppenheimer MidCap Fund/VA	81,290	5,212	2,239	27.54
Oppenheimer Capital Appreciation Fund/VA	240,925	9,460	6,185	25.67
Oppenheimer Main Street Fund/VA	396,710	7,834	5,776	14.56
Oppenheimer Strategic Bond Fund/VA	1,684,353	8,193	7,563	4.49
Oppenheimer Global Securites Fund/VA	341,473	9,912	6,901	20.21
Oppenheimer High Income Fund/VA	263,573	1,986	416	1.58
Van Eck WW Hard Asset	—	—	—	18.75
Van Eck WW Real Estate	1,376	16	9	6.20
Van Kampen Capital Growth	157,284	4,888	2,690	17.10
Van Kampen Enterprise	258,103	3,678	2,547	9.87
Van Kampen Comstock	2,152,642	26,268	17,759	8.25
Van Kampen Growth & Income	949,785	16,145	13,050	13.74
Van Kampen Mid-Cap Growth II	294,720	1,162	601	2.04
Van Kampen UIF Equity and Income II	876,536	11,602	9,440	10.77
Van Kampen Government Portfolio II	410,666	3,819	3,803	9.26
Van Kampen UIF International Growth Equity II	6,459	45	40	6.22
Van Kampen UIF Global Real Estate II	7,664	57	42	5.46
Lord Abbett Growth & Income	613,852	14,746	10,601	17.27
Lord Abbett Bond Debenture	952,270	10,965	8,494	8.92
Lord Abbett Mid-Cap Value	855,224	15,376	8,988	10.51
Lord Abbett Growth Opportunities	163,910	2,204	1,619	9.88
Lord Abbett America's Value	561,671	7,665	5,634	10.03
Lord Abbett International	12,749	86	64	4.99
Lord Abbett Large Cap Core	4,186	42	36	8.68
Fidelity Index 500 Portfolio SC	24,959	3,206	2,471	98.99
Fidelity Growth Portfolio SC	39,961	1,305	938	23.47
Fidelity Contrafund Portfolio SC	455,146	12,257	6,977	15.33

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Fidelity Mid Cap SC	100,802	$3,101	$1,848	$18.33
Fidelity Equity Income SC	86,305	2,111	1,134	13.14
Fidelity Investment Grade Bonds SC	120,030	1,463	1,410	11.75
Fidelity Freedom Fund - 2015 Maturity Date SC	3,513	30	29	8.19
Fidelity Freedom Fund - 2020 Maturity Date SC	8,909	84	69	7.70
Franklin Flex Cap Growth Securities	40,150	457	330	8.22
Franklin Income Securities	392,197	6,493	4,448	11.34
Franklin Rising Dividend Securities	99,820	1,881	1,370	13.72
Franklin Small-Mid Cap Growth Securities	49,020	1,038	576	11.75
Mutual Shares Securities	554,618	10,417	6,533	11.78
Franklin US Gov't Fund	81,711	1,030	1,061	12.99
Templeton Growth Securities	433,675	6,184	3,556	8.20
Templeton Foreign Securities	184,532	3,301	1,986	10.76
Templeton Global Income Securities Fund	84,005	1,402	1,436	17.10
	26,474,259	$322,266	$220,792

During the year ended December 31, 2008, transactions in shares were as follows:

Fund Name	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Shares Purchased	93,813	70,565	39,623	51,469	75,514	24,540
Shares received from reinvestment of dividends	34,487	132,895	30,551	8,079	1,745	3,724
Total shares acquired	128,300	203,460	70,174	59,548	77,259	28,264
Shares redeemed	(73,597)	(70,054)	(76,558)	(76,985)	(70,340)	(24,308)
Net Increase (decrease) in shares owned	54,703	133,406	(6,384)	(17,437)	6,919	3,956
Shares owned, beginning of period	1,153,407	829,328	852,402	680,267	881,293	193,690
Shares owned, end of period	1,208,110	962,734	846,018	662,830	888,212	197,646
Cost of shares acquired (000's)	$1,298	$1,578	$637	$535	$786	$324
Proceeds from sales (000's)	$798	$709	$830	$691	$758	$294

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Shares Purchased	28,806	33,660	19,813	6,767	1,670	—
Shares received from reinvestment of dividends	—	849	2,714	58	43	—
Total shares acquired	28,806	34,509	22,527	6,825	1,713	—
Shares redeemed	(3,644)	(790)	(1,319)	(1,232)	(408)	—
Net Increase (decrease) in shares owned	25,162	33,719	21,208	5,593	1,305	—
Shares owned, beginning of period						—
Shares owned, end of period	25,162	33,719	21,208	5,593	1,305	—
Cost of shares acquired (000's)	$281	$329	$212	$57	$18	$—
Proceeds from sales (000's)	$42	$7	$9	$10	$4	$—
Fund Name	Calvert Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Shares Purchased	22	21,217	14,109	10,680	52,767	18,469
Shares received from reinvestment of dividends	3,179	442	1,587	21,122	64,841	32,840
Total shares acquired	3,201	21,659	15,696	31,802	117,608	51,309
Shares redeemed	(6,453)	(24,540)	(30,980)	(31,644)	(76,425)	(19,981)
Net Increase (decrease) in shares owned	(3,252)	(2,881)	(15,284)	158	41,183	31,328
Shares owned, beginning of period	63,741	217,892	332,955	290,589	685,635	148,533
Shares owned, end of period	60,489	215,011	317,671	290,747	726,818	179,861
Cost of shares acquired (000's)	$4	$438	$275	$642	$2,238	$627
Proceeds from sales (000's)	$10	$502	$526	$612	$1,369	$258
Fund Name	MFS Utilities IC	MFS Investors Growth Stock IC	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Shares Purchased	20,784	24,670	3,082,939	6,283	17,610	23,844
Shares received from reinvestment of dividends	20,749	11,398	140,112	—	326	30,713
Total shares acquired	41,533	36,068	3,223,051	6,283	17,936	54,557
Shares redeemed	(39,164)	(20,903)	(2,695,894)	(7,324)	(18,720)	(33,442)
Net Increase (decrease) in shares owned	2,369	15,165	527,157	(1,041)	(784)	21,115
Shares owned, beginning of period	130,528	224,194	4,884,938	82,331	241,709	375,595
Shares owned, end of period	132,897	239,359	5,412,095	81,290	240,925	396,710
Cost of shares acquired (000's)	$1,155	$347	$3,223	$246	$654	$1,099
Proceeds from sales (000's)	$1,080	$205	$2,696	$327	$731	$650

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Capital Growth
Shares Purchased	155,108	34,417	54,737	—	(1)	16,224
Shares received from reinvestment of dividends	104,847	25,277	16,608	1	294	739
Total shares acquired	259,955	59,694	71,345	1	293	16,963
Shares redeemed	(256,263)	(23,466)	(51,222)	(7)	(242)	(15,898)
Net Increase (decrease) in shares owned	3,692	36,228	20,123	(6)	51	1,065
Shares owned, beginning of period	1,680,661	305,245	243,450	6	1,325	156,219
Shares owned, end of period	1,684,353	341,473	263,573	—	1,376	157,284
Cost of shares acquired (000's)	$1,369	$1,702	$288	$—	$4	$416
Proceeds from sales (000's)	$1,295	$625	$301	$—	$3	$443
Fund Name	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Shares Purchased	15,699	208,872	57,142	79,778	150,927	174,019
Shares received from reinvestment of dividends	2,554	155,486	51,343	81,332	45,988	13,150
Total shares acquired	18,253	364,358	108,485	161,110	196,915	187,169
Shares redeemed	(20,389)	(106,143)	(63,451)	(28,342)	(36,282)	(55,509)
Net Increase (decrease) in shares owned	(2,136)	258,215	45,034	132,768	160,633	131,660
Shares owned, beginning of period	260,239	1,894,427	904,751	161,952	715,903	279,006
Shares owned, end of period	258,103	2,152,642	949,785	294,720	876,536	410,666
Cost of shares acquired (000's)	$257	$4,153	$1,908	$528	$2,549	$1,732
Proceeds from sales (000's)	$288	$1,139	$1,121	$95	$448	$510
Fund Name	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities
Shares Purchased	6,545	8,087	50,965	62,445	95,109	30,853
Shares received from reinvestment of dividends	—	5	16,398	77,499	70,639	3,415
Total shares acquired	6,545	8,092	67,363	139,944	165,748	34,268
Shares redeemed	(86)	(428)	(34,273)	(98,296)	(44,453)	(15,337)
Net Increase (decrease) in shares owned	6,459	7,664	33,090	41,648	121,295	18,931
Shares owned, beginning of period			580,762	910,622	733,929	144,979
Shares owned, end of period	6,459	7,664	613,852	952,270	855,224	163,910
Cost of shares acquired (000's)	$45	$59	$1,447	$1,373	$2,131	$455
Proceeds from sales (000's)	$1	$2	$785	$1,059	$696	$212

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Shares Purchased	71,559	12,885	4,137	4,907	10,278	115,011
Shares received from reinvestment of dividends	45,698	623	82	947	455	15,441
Total shares acquired	117,257	13,508	4,219	5,854	10,733	130,452
Shares redeemed	(22,612)	(759)	(33)	(4,589)	(6,931)	(17,581)
Net Increase (decrease) in shares owned	94,645	12,749	4,186	1,265	3,802	112,871
Shares owned, beginning of period	467,026			23,694	36,159	342,275
Shares owned, end of period	561,671	12,749	4,186	24,959	39,961	455,146
Cost of shares acquired (000's)	$1,382	$90	$42	$793	$390	$2,829
Proceeds from sales (000's)	$288	$4	$—	$648	$222	$381
Fund Name	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC	Franklin Flex Cap Growth Securities
Shares Purchased	43,745	21,518	60,623	3,291	8,366	17,811
Shares received from reinvestment of dividends	11,458	3,169	3,364	237	636	30
Total shares acquired	55,203	24,687	63,987	3,528	9,002	17,841
Shares redeemed	(11,034)	(10,823)	(25,913)	(15)	(93)	(2,661)
Net Increase (decrease) in shares owned	44,169	13,864	38,074	3,513	8,909	15,180
Shares owned, beginning of period	56,633	72,441	81,956			24,970
Shares owned, end of period	100,802	86,305	120,030	3,513	8,909	40,150
Cost of shares acquired (000's)	$1,483	$477	$762	$30	$85	$186
Proceeds from sales (000's)	$252	$192	$317	$—	$1	$30
Fund Name	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities	Franklin US Gov't Fund	Templeton Growth Securities
Shares Purchased	140,957	40,898	23,286	219,157	79,910	182,348
Shares received from reinvestment of dividends	22,312	1,809	4,615	35,471	1,924	27,987
Total shares acquired	163,269	42,707	27,901	254,628	81,834	210,335
Shares redeemed	(22,860)	(7,596)	(7,632)	(11,270)	(15,784)	(25,626)
Net Increase (decrease) in shares owned	140,409	35,111	20,269	243,358	66,050	184,709
Shares owned, beginning of period	251,788	64,709	28,751	311,260	15,661	248,966
Shares owned, end of period	392,197	99,820	49,020	554,618	81,711	433,675
Cost of shares acquired (000's)	$2,431	$698	$508	$4,193	$1,035	$2,539
Proceeds from sales (000's)	$339	$124	$126	$186	$201	$278

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Templeton Foreign Securities	Templeton Global Income Securities Fund	Total
Shares Purchased	83,154	70,578	6,154,979
Shares received from reinvestment of dividends	17,011	2,102	1,403,400
Total shares acquired	100,165	72,680	7,558,379
Shares redeemed	(23,392)	(13,882)	(4,485,878)
Net Increase (decrease) in shares owned	76,773	58,798	3,072,501
Shares owned, beginning of period	107,759	25,207	23,401,758
Shares owned, end of period	184,532	84,005	26,474,259
Cost of shares acquired (000's)	$1,601	$1,224	$60,197
Proceeds from sales (000's)	$330	$234	$26,294

6.  INVESTMENTS

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	651	$14.79	$9,629	2.06%	–34.52%
Goldman Sachs Strategic International Equity	518	$11.92	$6,171	3.06%	–45.96%
Goldman Sachs Structured US Equity	446	$15.16	$6,760	1.63%	–37.00%
Goldman Sachs Structured Small Cap Equity	261	$17.73	$4,627	0.68%	–34.02%
Goldman Sachs Capital Growth	438	$15.01	$6,573	0.13%	–41.75%
Goldman Sachs Mid Cap Value	166	$10.32	$1,712	1.10%	–37.05%
Goldman Sachs Capital Growth SC	29	$6.43	$186	0.00%	–40.31	%(a)
Goldman Sachs Growth & Income SC	39	$6.97	$269	6.28%	–33.87	%(a)
Goldman Sachs Strategic International Equity SC	22	$6.14	$136	7.12%	–43.07	%(a)
Goldman Sachs Structured Small Cap Equity SC	5	$7.27	$39	1.80%	–30.06	%(a)
Goldman Sachs Structured US Equity SC	2	$6.90	$10	4.00%	–33.92	%(a)
Calvert Small Cap Growth	0	$17.10	$—	0.00%	0.00%
Calvert Balanced	6	$12.16	$75	2.42%	–31.32%
MFS Growth Series IC	266	$12.64	$3,358	0.22%	–37.42%
MFS Research IC	346	$11.83	$4,098	0.54%	–36.09%
MFS Investors Trust IC	351	$12.12	$4,257	0.84%	–33.08%
MFS Total Return IC	649	$17.28	$11,208	3.11%	–22.13%
MFS New Discovery IC	125	$11.80	$1,480	0.00%	–39.33%
MFS Utilities IC	136	$17.85	$2,424	1.48%	–37.67%
MFS Investors Growth Stock IC	332	$5.12	$1,699	0.58%	–36.87%
Oppenheimer Money Fund/VA	3,453	$1.57	$5,412	2.73%	2.78%
Oppenheimer MidCap Fund/VA	236	$9.47	$2,239	0.00%	–49.07%
Oppenheimer Capital Appreciation Fund/VA	494	$12.53	$6,185	0.14%	–45.52%
Oppenheimer Main Street Fund/VA	526	$10.97	$5,776	1.50%	–38.47%
Oppenheimer Strategic Bond Fund/VA	445	$16.98	$7,563	5.03%	–14.21%
Oppenheimer Global Securites Fund/VA	429	$16.07	$6,901	1.51%	–40.19%
Oppenheimer High Income Fund/VA	134	$3.11	$416	7.48%	–78.67%
Van Eck WW Hard Asset	0	$30.09	$—	0.36%	–46.12%
Van Eck WW Real Estate	1	$15.61	$9	5.67%	–55.12%
Van Kampen Capital Growth	874	$3.08	$2,690	0.51%	–48.99%
Van Kampen Enterprise	593	$4.30	$2,547	1.04%	–42.95%
Van Kampen Comstock	1,454	$12.22	$17,759	2.51%	–35.67%
Van Kampen Growth & Income	1,103	$11.83	$13,050	2.12%	–32.03%
Van Kampen Mid-Cap Growth II	164	$3.66	$601	0.00%	–46.83%
Van Kampen UIF Equity and Income II	747	$12.63	$9,440	2.40%	–22.68%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Van Kampen Government Portfolio II	315	$12.06	$3,803	3.93%	1.51%
Van Kampen UIF International Growth Equity II	7	$5.66	$40	0.00%	–46.67	%(a)
Van Kampen UIF Global Real Estate II	7	$5.87	$42	0.08%	–46.12	%(a)
Lord Abbett Growth & Income	1,102	$9.62	$10,601	1.58%	–36.42%
Lord Abbett Bond Debenture	660	$12.86	$8,494	6.51%	–17.53%
Lord Abbett Mid-Cap Value	923	$9.74	$8,988	1.38%	–39.36%
Lord Abbett Growth Opportunities	144	$11.25	$1,619	0.00%	–38.24%
Lord Abbett America's Value	433	$13.00	$5,634	4.32%	–26.19%
Lord Abbett International	11	$5.60	$64	1.96%	–46.05	%(a)
Lord Abbett Large Cap Core	5	$7.34	$36	2.71%	–29.36	%(a)
Fidelity Index 500 Portfolio SC	319	$7.75	$2,471	2.19%	–37.07%
Fidelity Growth Portfolio SC	159	$5.90	$938	0.77%	–47.23%
Fidelity Contrafund Portfolio SC	664	$10.51	$6,977	1.03%	–42.61%
Fidelity Mid Cap SC	161	$11.50	$1,848	0.38%	–39.51%
Fidelity Equity Income SC	138	$8.21	$1,134	2.57%	–42.70%
Fidelity Investment Grade Bonds SC	126	$11.18	$1,410	3.58%	–3.35%
Fidelity Freedom Fund - 2015 Maturity Date SC	4	$7.69	$29	14.20%	–25.63	%(a)
Fidelity Freedom Fund - 2020 Maturity Date SC	10	$7.20	$69	8.98%	–30.79	%(a)
Franklin Flex Cap Growth Securities	44	$7.45	$330	0.11%	–35.31%
Franklin Income Securities	535	$8.32	$4,448	5.33%	–29.66%
Franklin Rising Dividend Securities	174	$7.86	$1,370	1.75%	–27.10%
Franklin Small-Mid Cap Growth Securities	90	$6.42	$576	0.00%	–42.49%
Mutual Shares Securities	897	$7.28	$6,533	3.36%	–37.11%
Franklin US Gov't Fund	94	$11.33	$1,061	4.03%	7.59%
Templeton Growth Securities	522	$6.82	$3,556	1.77%	–42.32%
Templeton Foreign Securities	254	$7.83	$1,986	2.38%	–40.38%
Templeton Global Income Securities Fund	125	$11.47	$1,436	3.42%	6.21%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2008

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

	As of December 31, 2007			For the Year Ended December 31, 2007
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	640	$22.59	$14,452	1.87%	1.49%
Goldman Sachs International Equity	518	$22.05	$11,412	1.41%	7.88%
Goldman Sachs Structured US Equity	466	$24.06	$11,218	1.04%	–1.63%
Goldman Sachs Structured Small Cap Equity	271	$26.87	$7,286	0.37%	–16.48%
Goldman Sachs Capital Growth	435	$25.76	$11,219	0.19%	10.13%
Goldman Sachs Mid Cap Value Fund	166	$16.39	$2,716	0.82%	3.20%
Calvert Social Small Cap Growth	0	$17.10	$—	0.00%	6.81%
Calvert Social Balanced	7	$17.70	$122	1.97%	2.76%
MFS Emerging Growth IC	270	$20.20	$5,449	0.00%	21.17%
MFS Research IC	365	$18.51	$6,752	0.68%	13.20%
MFS Investors Trust IC	377	$18.11	$6,835	0.83%	10.31%
MFS Total Return IC	670	$22.19	$14,865	2.48%	4.21%
MFS New Discovery IC	127	$19.45	$2,470	0.00%	2.52%
MFS Utility IC	157	$28.64	$4,501	0.91%	27.90%
MFS Investors Growth Stock IC	327	$8.11	$2,650	0.32%	11.36%
Oppenheimer Money Fund/VA	3,203	$1.52	$4,885	4.85%	4.96%
Oppenheimer Mid Cap/VA	239	$18.60	$4,452	0.00%	6.33%
Oppenheimer Capital Appreciation/VA	496	$22.99	$11,404	0.22%	14.15%
Oppenheimer Main Street/VA	539	$17.83	$9,619	0.81%	4.24%
Oppenheimer Strategic Bond/VA	472	$19.79	$9,344	3.47%	9.69%
Oppenheimer Global Securities/VA	416	$26.87	$11,172	1.27%	6.32%
Oppenheimer High Income/VA	133	$14.58	$1,935	6.84%	–0.10%
Van Eck Worldwide Hard Assets Fund	0	$55.85	$—	0.12%	45.36%
Van Eck Worldwide Real Estate Fund	1	$34.78	$22	1.06%	0.89%
Van Kampen Strategic Growth	872	$6.03	$5,261	0.05%	16.96%
Van Kampen Enterprise	603	$7.54	$4,546	0.40%	12.68%
Van Kampen Comstock	1,383	$18.99	$26,257	1.70%	–2.04%
Van Kampen Growth & Income	1,110	$17.41	$19,325	1.56%	2.80%
Van Kampen Aggressive Growth II	135	$6.88	$926	0.00%	17.60%
Van Kampen UIF Equity & Income II	646	$16.33	$10,552	1.82%	3.36%
Van Kampen Government II	223	$11.88	$2,653	3.95%	7.02%
Lord Abbett Growth & Income	1,071	$15.13	$16,209	1.25%	3.44%
Lord Abbett Bond Debenture	687	$15.60	$10,718	6.35%	6.19%
Lord Abbett Mid-Cap Value	864	$16.06	$13,871	0.45%	0.58%
Lord Abbett Growth Opportunities	130	$18.21	$2,369	0.00%	21.28%
Lord Abbett America's Value	392	$17.61	$6,907	3.22%	3.16%
Fidelity VIP II Index 500 SC	315	$12.31	$3,878	3.39%	5.34%
Fidelity VIP Growth Port SC	145	$11.19	$1,627	0.59%	26.87%
Fidelity VIP II Contrafund SC	520	$18.31	$9,515	0.98%	17.51%
Fidelity Mid Cap SC	107	$19.01	$2,038	0.73%	15.49%
Fidelity Equity Income SC	120	$14.32	$1,726	2.06%	1.42%
Fidelity Investment Grade Bonds SC	90	$11.57	$1,038	2.95%	4.21%
Franklin Flex Cap Growth Securities	28	$11.52	$318	0.09%	14.32%
Franklin Income Securities	369	$11.82	$4,358	3.22%	3.76%
Franklin Rising Dividend Securities	116	$10.78	$1,247	2.15%	–2.69%
Franklin Small-Mid Cap Growth Securities	59	$11.16	$659	0.00%	11.24%
Mutual Shares Securities	543	$11.57	$6,284	1.35%	3.48%
Templeton Foreign Securities	166	$13.13	$2,182	1.91%	15.46%
Templeton Growth Securities	325	$11.82	$3,844	1.25%	2.35%
Franklin US Gov't	19	$10.53	$199	0.00%	4.77	%(a)
Templeton Global Income Securities	39	$10.80	$421	0.09%	6.14	%(a)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2007

	As of December 31, 2006			For the Year Ended December 31, 2006
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	588	$22.26	$13,082	1.77%	22.63%
Goldman Sachs International Equity	486	$20.44	$9,929	1.75%	22.10%
Goldman Sachs Structured Small Cap Equity	271	$32.18	$8,715	0.68%	12.27%
Goldman Sachs Structured U.S. Equity	483	$24.45	$11,802	1.08%	12.89%
Goldman Sachs Capital Growth	436	$23.39	$10,210	0.13%	8.56%
Goldman Sachs Mid Cap Value Fund	146	$15.88	$2,320	1.11%	16.16%
Calvert Social Small Cap Growth	2	$16.01	$31	0.00%	0.79%
Calvert Social Balanced	9	$17.23	$164	2.13%	8.77%
MFS Emerging Growth IC	283	$16.67	$4,712	0.00%	7.89%
MFS Research IC	385	$16.35	$6,291	0.50%	10.48%
MFS Investors Trust IC	403	$16.42	$6,616	0.49%	12.99%
MFS Total Return IC	625	$21.29	$13,315	2.25%	11.89%
MFS New Discovery IC	130	$18.97	$2,467	0.00%	13.22%
MFS Utility IC	144	$22.40	$3,234	1.91%	31.26%
MFS Investors Growth Stock IC	330	$7.28	$2,403	0.00%	7.58%
Oppenheimer Mid Cap/VA	258	$17.49	$4,519	0.00%	2.96%
Oppenheimer Capital Appreciation/VA	507	$20.14	$10,213	0.36%	7.95%
Oppenheimer Main Street/VA	552	$17.11	$9,439	1.11%	15.02%
Oppenheimer Money Fund/VA	3,019	$1.45	$4,386	4.55%	4.73%
Oppenheimer Strategic Bond/VA	436	$18.04	$7,872	4.02%	7.49%
Oppenheimer Global Securities/VA	392	$25.27	$9,906	0.92%	17.69%
Oppenheimer High Income/VA	123	$14.60	$1,801	7.07%	9.42%
Van Eck World Wide Hard Assets Fund	0	$38.43	$—	0.06%	24.49%
Van Eck World Wide Real Estate Fund	1	$34.47	$24	1.54%	30.92%
Van Kampen Strategic Growth	936	$5.16	$4,826	0.00%	2.86%
Van Kampen Enterprise	637	$6.69	$4,257	0.42%	7.08%
Van Kampen Comstock	1,278	$19.39	$24,777	1.33%	16.28%
Van Kampen Growth & Income	1,107	$16.93	$18,744	1.11%	16.23%
Van Kampen Aggressive Growth II	124	$5.85	$727	0.00%	4.92%
Van Kampen UIF Equity & Income II	520	$15.80	$8,224	1.12%	12.58%
Van Kampen Government II	152	$11.10	$1,688	3.99%	3.11%
Fidelity VIP II Index 500 SC	304	$11.69	$3,551	1.48%	15.61%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

	As of December 31, 2006			For the Year Ended December 31, 2006
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity VIP Growth Port SC	133	$8.82	$1,171	0.24%	6.73%
Fidelity VIP II Contrafund SC	380	$15.58	$5,926	1.19%	11.59%
Fidelity Mid-Cap SC	78	$16.46	$1,287	0.19%	12.59%
Fidelity Equity Income SC	72	$14.12	$1,024	3.19%	20.08%
Fidelity Investment Grade Bonds SC	49	$11.10	$544	2.56%	4.30%
Lord Abbett Growth & Income	1,044	$14.63	$15,279	1.32%	17.27%
Lord Abbett Bond Debenture	638	$14.69	$9,378	6.50%	9.33%
Lord Abbett Mid-Cap Value	789	$15.96	$12,599	0.56%	12.23%
Lord Abbett Growth Opportunities	115	$15.02	$1,733	0.00%	7.89%
Lord Abbett America's Value	315	$17.07	$5,376	2.87%	14.55%
Franklin Flex Cap Growth Securities	5	$10.07	$50	0.00%	1.28	%(a)
Franklin Income Securities	78	$11.39	$883	0.33%	12.16	%(a)
Franklin Rising Dividend Securities	37	$11.07	$414	0.09%	8.71	%(a)
Franklin Small-Mid Cap Growth Securities	15	$10.06	$147	0.00%	0.73	%(a)
Mutual Shares Securities	131	$11.19	$1,460	0.12%	10.25	%(a)
Templeton Foreign Securities	51	$11.37	$584	0.12%	9.52	%(a)
Templeton Growth Securities	88	$11.55	$1,018	0.16%	11.62	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2006

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

	As of December 31, 2005			For the Year Ended December 31, 2005
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	549	$18.15	$9,953	1.75%	3.93%
Goldman Sachs International Equity	437	$16.74	$7,309	0.34%	13.70%
Goldman Sachs CORE Small Cap Equity	264	$28.66	$7,572	0.25%	6.07%
Goldman Sachs CORE U.S. Equity	501	$21.66	$10,854	0.81%	6.51%
Goldman Sachs Capital Growth	446	$21.55	$9,597	0.15%	2.94%
Goldman Sachs Mid Cap Value Fund	88	$13.67	$1,209	0.95%	12.83%
Calvert Social Small Cap Growth	5	$15.88	$85	0.00%	–9.17%
Calvert Social Balanced	15	$15.84	$232	1.35%	5.65%
MFS Emerging Growth	297	$15.45	$4,590	0.00%	9.19%
MFS Research	399	$14.80	$5,904	0.48%	7.80%
MFS Investors Trust	417	$14.53	$6,066	0.55%	7.31%
MFS Total Return	545	$19.03	$10,358	1.92%	2.82%
MFS New Discovery	139	$16.76	$2,321	0.00%	5.25%
MFS Utility	122	$17.06	$2,088	0.57%	16.84%
MFS Investors Growth Stock	349	$6.77	$2,360	0.34%	4.49%
Oppenheimer Aggresive Growth	257	$16.99	$4,358	0.00%	12.33%
Oppenheimer Capital Appreciation	521	$18.66	$9,717	0.90%	5.10%
Oppenheimer Main Street Growth & Income	556	$14.87	$8,265	1.34%	5.98%
Oppenheimer Money Fund	3,434	$1.39	$4,665	2.82%	2.83%
Oppenheimer Strategic Bond	431	$16.78	$7,235	4.38%	2.67%
Oppenheimer Global Securities	327	$21.47	$7,010	0.95%	14.31%
Oppenheimer High Income	108	$13.34	$1,436	6.21%	2.31%
Van Eck Real Estate	1	$26.33	$20	2.15%	21.01%
Van Kampen Emerging Growth	905	$5.01	$4,539	0.25%	7.93%
Van Kampen Enterprise	671	$6.25	$4,188	0.70%	8.15%
Van Kampen Comstock	1,074	$16.67	$17,892	1.10%	4.37%
Van Kampen Growth & Income	1,006	$14.57	$14,644	1.05%	9.99%
Van Kampen Aggressive Growth II	96	$5.58	$536	0.00%	11.11%
Van Kampen UIF Equity & Income II	374	$14.04	$5,235	0.65%	7.38%
Van Kampen Government Portfolio II	130	$10.76	$1,394	3.42%	3.28%
Fidelity Index 500	279	$10.11	$2,818	1.48%	4.71%
Fidelity Growth	120	$8.26	$989	0.35%	5.67%
Fidelity Contrafund	237	$13.96	$3,306	0.16%	16.85%
Fidelity Mid-Cap	32	$14.62	$471	0.00%	18.20%
Fidelity Equity Income	42	$11.76	$488	0.38%	5.76%
Fidelity Investment Grade Bonds	25	$10.64	$261	1.72%	2.08%
Lord Abbett Growth & Income	961	$12.47	$11,972	1.06%	3.25%
Lord Abbett Bond Debenture	544	$13.44	$7,313	5.48%	1.31%
Lord Abbett Mid-Cap Value	658	$14.22	$9,366	0.51%	8.22%
Lord Abbett Growth Opportunities	78	$13.92	$1,084	0.00%	4.62%
Lord Abbett America's Value	223	$14.90	$3,309	2.73%	3.78%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

	As of December 31, 2004			For the Year Ended December 31, 2004
Fund Name	Units (000's)	Unit Value Assets	Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	504	$17.46	$8,793	1.68%	18.80%
Goldman Sachs International Equity	398	$14.72	$5,860	1.26%	13.48%
Goldman Sachs CORE Small Cap Equity	251	$27.02	$6,769	0.20%	16.42%
Goldman Sachs CORE U.S. Equity	492	$20.34	$10,006	1.15%	14.94%
Goldman Sachs Capital Growth	458	$20.93	$9,584	0.73%	9.09%
Goldman Sachs Mid Cap Value Fund	20	$12.12	$241	1.35%	21.17	%(a)
Calvert Social Small Cap Growth	6	$17.48	$102	0.00%	10.45%
Calvert Social Balanced	22	$14.99	$331	1.66%	8.26%
MFS Emerging Growth	305	$14.15	$4,317	0.00%	12.96%
MFS Research	434	$13.73	$5,960	1.05%	15.85%
MFS Investors Trust	430	$13.54	$5,826	0.62%	11.36%
MFS Total Return	459	$18.51	$8,497	1.62%	11.32%
MFS New Discovery	132	$15.92	$2,105	0.00%	0.12%
MFS Utility	122	$14.60	$1,776	1.33%	30.20%
MFS Investors Growth Stock	344	$6.48	$2,230	0.00%	9.18%
Oppenheimer Aggresive Growth	265	$15.13	$4,003	0.00%	19.78%
Oppenheimer Capital Appreciation	526	$17.75	$9,343	0.31%	6.94%
Oppenheimer Main Street Growth & Income	580	$14.03	$8,143	0.83%	9.46%
Oppenheimer Money Fund	2,891	$1.35	$3,901	1.00%	0.98%
Oppenheimer Strategic Bond	412	$16.35	$6,733	5.00%	8.67%
Oppenheimer Global Securities	283	$18.78	$5,309	1.18%	19.16%
Oppenheimer High Income	100	$13.04	$1,300	5.75%	8.97%
Van Eck Real Estate	1	$21.76	$19	1.53%	36.21%
Van Kampen Emerging Growth	871	$4.65	$4,047	0.00%	7.03%
Van Kampen Enterprise	625	$5.77	$3,608	0.36%	4.05%
Van Kampen Comstock	814	$15.97	$13,008	0.91%	17.76%
Van Kampen Growth & Income	905	$13.25	$11,990	0.90%	14.38%
Van Kampen Aggressive Growth II	76	$5.02	$382	0.00%	14.89%
Van Kampen UIF Equity & Income II	234	$13.07	$3,062	0.00%	11.52%
Van Kampen Government Portfolio II	87	$10.42	$911	3.30%	3.90%
Fidelity Index 500	204	$9.65	$1,967	1.12%	10.51%
Fidelity Growth	113	$7.82	$886	0.15%	3.26%
Fidelity Contrafund	158	$11.95	$1,888	0.19%	15.34%
Fidelity Mid-Cap	6	$12.37	$71	0.00%	23.69	%(a)
Fidelity Equity Income	4	$11.12	$46	0.00%	11.22	%(a)
Fidelity Investment Grade Bonds	6	$10.43	$65	0.00%	4.27	%(a)
Lord Abbett Growth & Income	821	$12.08	$9,920	1.02%	12.65%
Lord Abbett Bond Debenture	413	$13.26	$5,479	6.28%	7.89%
Lord Abbett Mid-Cap Value	490	$13.14	$6,446	0.37%	24.04%
Lord Abbett Growth Opportunities	44	$13.30	$583	0.00%	11.23%
Lord Abbett America's Value	116	$14.36	$1,671	2.49%	16.47%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date April 30, 2004

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - .075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$0.01 - $221.88 per thousand of net amount at risk per month or 0.046% to 0.054% of policy value per month up to a maximum of the guaranteed COI.

Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$ 0 - $35

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  INVESTMENTS — (Continued)

Expense Type	Range
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8

Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.82 per thousand per month

Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

7.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policy holders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $8.1 million at December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Share Owners of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its measurement and disclosures related to the determination of fair value effective January 1, 2008. As also discussed in Note 2, the Company changed its methods of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, uncertainty in income taxes, certain hybrid financial instruments, and the servicing of financial assets, effective January 1, 2007.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 30, 2009

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,679,449	$2,723,208	$2,316,594
Reinsurance ceded	(1,568,770)	(1,585,399)	(1,362,722)
Net of reinsurance ceded	1,110,679	1,137,809	953,872
Net investment income	1,618,214	1,613,803	1,352,432
Realized investment (losses) gains:
Derivative financial instruments	116,592	(274)	(21,555)
All other investments	(592,246)	4,804	101,864
Other income	85,092	85,759	96,944
Total revenues	2,338,331	2,841,901	2,483,557
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2008 — $1,492,392; 2007 — $1,540,744; 2006 — $1,199,073)	1,961,737	1,880,017	1,632,617
Amortization of deferred policy acquisition costs and value of business acquired	206,497	269,639	207,783
Other operating expenses, net of reinsurance ceded: (2008 — $221,143; 2007 — $265,623; 2006 — $244,060)	256,470	296,289	223,409
Total benefits and expenses	2,424,704	2,445,945	2,063,809
Income (loss) before income tax	(86,373)	395,956	419,748
Income tax (benefit) expense
Current	7,798	(47,305)	19,268
Deferred	(40,013)	190,828	135,597
Total income tax (benefit) expense	(32,215)	143,523	154,865
Net income (loss)	$(54,158)	$252,433	$264,883

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2008	2007
	(Dollars In Thousands)
Assets
Investments:
Fixed maturities, at fair market value (amortized cost: 2008 — $23,052,830; 2007 — $23,002,701)	$20,068,600	$22,943,110
Equity securities, at fair market value (cost: 2008 — $316,487; 2007 — $59,588)	260,495	64,226
Mortgage loans	3,839,925	3,275,678
Investment real estate, net of accumulated depreciation (2008 — $453; 2007 — $283)	7,510	8,026
Policy loans	810,933	818,280
Other long-term investments	436,777	186,299
Short-term investments	1,048,327	1,218,116
Total investments	26,472,567	28,513,735
Cash	127,809	106,507
Accrued investment income	278,846	274,825
Accounts and premiums receivable, net of allowance for uncollectible amounts (2008 — $5,137; 2007 — $3,552)	44,877	77,997
Reinsurance receivables	5,175,228	5,033,748
Deferred policy acquisition costs and value of business acquired	4,147,068	3,339,748
Goodwill	96,166	92,579
Property and equipment, net of accumulated depreciation (2008 — $116,677; 2007 — $109,307)	38,004	40,754
Other assets	409,641	262,880
Income tax receivable	78,484	140,901
Deferred income tax	362,533	—
Assets related to separate accounts
Variable annuity	2,027,470	2,910,606
Variable universal life	242,944	350,802
Total Assets	$39,501,637	$41,145,082
Liabilities
Policy liabilities and accruals
Future policy benefits and claims	$17,007,883	$16,249,417
Unearned premiums	1,200,260	1,127,986
Total policy liabilities and accruals	18,208,143	17,377,403
Stable value product account balances	4,960,405	5,046,463
Annuity account balances	9,357,427	8,708,383
Other policyholders' funds	420,946	307,140
Other liabilities	857,972	1,136,086
Deferred income taxes	—	511,402
Non-recourse funding obligations	1,505,000	1,375,000
Liabilities related to separate accounts
Variable annuity	2,027,470	2,910,606
Variable universal life	242,944	350,802
Total liabilities	37,580,307	37,723,285
Commitments and contingencies — Note 11
Shareowners' equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidiation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2008 and 2007 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,226,734	1,120,996
Note receivable from PLC Employee Stock Ownership Plan	(853)	(1,445)
Retained earnings (includes SFAS No. 157 cumulative effect adjustment — $1,470)	2,302,033	2,354,721
Accumulated other comprehensive income (loss):
Net unrealized (losses) on investments, net of income tax: (2008 — $(858,022); 2007 — $(25,192))	(1,564,824)	(45,255)
Accumulated (loss) — hedging, net of income tax: (2008 — $(25,980); 2007 — $(6,779))	(46,762)	(12,222)
Total shareowners' equity	1,921,330	3,421,797
Total liabilities and shareowners' equity	$39,501,637	$41,145,082

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains / (Losses) on Investments	Accumulated Gain / (Loss) Hedging	Total Share Owners' Equity
	(Dollars In Thousands)
Balance, December 31, 2005	$2	$5,000	$932,805	$(2,507)	$1,889,611	$104,753	$730	$2,930,394
Net income for 2006					264,883			264,883
Change in net unrealized gains/ losses on investments (net of income tax — $(4,974))						(8,954)		(8,954)
Reclassification adjustment for amounts included in net income (net of income tax — $(30,010))						(54,027)		(54,027)
Change in accumulated gain (loss) hedging (net of income tax — $(3,692))							(6,684)	(6,684)
Comprehensive income for 2006								195,218
Capital contributions			181,464					181,464
Non-cash dividends					(54,090)			(54,090)
Decrease in note receivable from PLC ESOP				512				512
Balance, December 31, 2006	$2	$5,000	$1,114,269	$(1,995)	$2,100,404	$41,772	$(5,954)	$3,253,498
Net income for 2007					252,433			252,433
Change in net unrealized gains/ losses on investments (net of income tax — $(46,909))						(84,268)		(84,268)
Reclassification adjustment for investment amounts included in net income (net of income tax — $(1,536))						(2,759)		(2,759)
Change in accumulated gain (loss) hedging (net of income tax — $(2,650))							(4,778)	(4,778)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $(828))							(1,490)	(1,490)
Comprehensive income for 2007								159,138
Capital contributions			6,727					6,727
Cumulative effect adjustments (FIN No. 48 and SFAS No. 155)					1,884			1,884
Decrease in note receivable from PLC ESOP				550				550
Balance, December 31, 2007	$2	$5,000	$1,120,996	$(1,445)	$2,354,721	$(45,255)	$(12,222)	$3,421,797
Net loss for 2008					(54,158)			(54,158)
Change in net unrealized gains/losses on investments (net of income tax — $(940,699))						(1,715,790)		(1,715,790)
Reclassification adjustment for investment amounts included in net income (net of income tax — $107,868)						196,221		196,221
Change in accumulated gain (loss) hedging (net of income tax — $(20,085))							(36,135)	(36,135)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $877)							1,595	1,595
Comprehensive loss for 2008								(1,608,267)
Capital contributions			105,738					105,738
Cumulative effect adjustments (SFAS No. 157)					1,470			1,470
Decrease in note receivable from PLC ESOP				592				592
Balance, December 31, 2008	$2	$5,000	$1,226,734	$(853)	$2,302,033	$(1,564,824)	$(46,762)	$1,921,330

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Cash flows from operating activities
Net income (loss)	$(54,158)	$252,433	$264,883
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	475,654	(4,530)	(80,309)
Amortization of deferred policy acquisition costs and value of business acquired	206,497	269,639	207,783
Capitalization of deferred policy acquisition costs	(383,611)	(411,987)	(325,001)
Depreciation expense	10,584	10,608	12,680
Deferred income tax	59,223	183,271	107,233
Accrued income tax	61,609	(14,238)	(48,832)
Interest credited to universal life and investment products	1,043,676	1,010,944	891,627
Policy fees assessed on universal life and investment products	(575,128)	(570,420)	(507,391)
Change in reinsurance receivables	(141,480)	(436,932)	(509,943)
Change in accrued investment income and other receivables	29,099	85,104	(86,782)
Change in policy liabilities and other policyholders' funds of traditional life and health products	361,934	453,376	593,362
Trading securities:
Maturities and principal reductions of investments	443,941	370,042	184,814
Sale of investments	1,329,350	1,816,728	2,460,031
Cost of investments acquired	(1,763,347)	(2,244,453)	(2,415,924)
Other net change in trading securities	(38,217)	239,731	(309,255)
Change in other liabilities	(79,532)	14,985	111,355
Other, net	(197,594)	(148,422)	(70,112)
Net cash provided by operating activities	788,500	875,879	480,219
Cash flows from investing activities
Investments available-for-sale:
Maturities and principal reductions of investments	1,874,173	1,372,856	1,176,165
Sale of investments	2,885,176	2,264,220	5,022,217
Cost of investments acquired	(5,664,258)	(4,673,277)	(5,781,673)
Mortgage loans:
New borrowings	(894,528)	(900,739)	(1,055,998)
Repayments	328,006	484,513	452,697
Change in investment real estate, net	509	34,809	56,422
Change in policy loans, net	7,347	21,222	(69)
Change in other long-term investments, net	41,674	(34,200)	14,060
Change in short-term investments, net	(112,407)	(121,641)	31,055
Purchase of property and equipment	(6,749)	(12,752)	(7,500)
Sales of property and equipment	408	—	—
Payments for business acquisitions, net of cash acquired of $394,366 (2006)		—	(539,218)
Net cash used in investing activities	(1,540,649)	(1,564,989)	(631,842)
Cash flows from financing activities
Net proceeds from securities sold under repurchase agreements	—	(16,949)	16,949
Payments on liabilities related to variable interest entities	—	(20,395)	(22,209)
Issuance of non-recourse funding obligations	130,000	950,000	300,000
Capital contributions	13,010	6,727	160,000
Investments product deposits and change in universal life deposits	5,287,343	3,429,793	2,419,734
Investment product withdrawals	(4,588,354)	(3,555,442)	(2,640,427)
Other financing activities, net	(68,548)	(35,536)	(97,091)
Net cash provided by financing activities	773,451	758,198	136,956
Change in cash	21,302	69,088	(14,667)
Cash at beginning of period	106,507	37,419	52,086
Cash at end of period	$127,809	$106,507	$37,419

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

Nature of Operations

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange (symbol: PL). The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its wholly owned subsidiaries. The Company's consolidated financial statements also include the accounts of certain variable interest entities in which the Company is considered the primary beneficiary. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 17, Statutory Reporting Practices and Other Regulatory Matters).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of investment securities

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of asset-backed securities ("ABS"), collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral.

Determining whether a decline in the current fair value of invested assets is an other-than-temporary decline in value is both objective and subjective, and can involve a variety of assumptions and estimates, particularly for investments that are not actively traded in established markets. For example, assessing the value of certain investments requires that we perform an analysis of expected future cash flows or rates of prepayments. Other investments, such as collateralized mortgage or bond obligations, represent selected tranches of a structured transaction, supported in the aggregate by underlying investments in a wide variety of issuers. Management considers a number of factors when determining the impairment status of individual securities. These include the economic condition of various industry segments and geographic locations and other areas of identified risks. Although it is possible for the impairment of one investment to affect other investments, The Company engages in ongoing risk management to safeguard against and limit any further risk to its investment portfolio. Special attention is given to correlative risks within specific industries, related parties, and business markets. The Company considers a number of factors in determining whether the impairment is other-than-temporary. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline in fair value, 4) the intent and ability to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered.

For the year ended December 31, 2008, the Company recorded pre-tax other-than-temporary impairments, excluding $18.7 million of modified coinsurance ("Modco") related impairments, of $311.6 million in its investments. There were no impairments for the year ended December 31, 2007. The impairments related to debt obligations and preferred stock holdings in Lehman Brothers and Washington Mutual, residential mortgage-backed

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

securities collateralized by Alt-A mortgages, and preferred stock holdings in Fannie Mae and Freddie Mac. The decline in the estimated fair value of these securities resulted from factors including distressed credit markets, the failure or near failure of a number of large financial service companies resulting in intervention by the United States Federal Government, downgrades in rating, and interest rate changes. These other-than-temporary impairments resulted from the Company's analysis of circumstances and its belief that credit events, loss severity, changes in credit enhancement, and/or other adverse conditions of the respective issuers have caused, or will lead to, a deficiency in the contractual cash flows related to these investments. For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued but not presented to banks for payment may create negative book cash balances. Such negative balances are included in other liabilities and were $21.3 million and $89.8 million as of December 31, 2008 and 2007, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily related to the production of new business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments ("SFAS No. 97"), the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 2.7% to 12.6%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS No. 115"), these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

future cash flows from the acquired policies. The Company amortizes VOBA in proportion to gross premiums for FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises ("SFAS No. 60") products and in proportion to expected gross profits ("EGPs") for FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments ("SFAS No. 97") products, including accrued interest credited to account balances of up to approximately 11%.

Property and Equipment

Property and equipment are reported at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following as of December 31:

	2008	2007
	(Dollars In Thousands)
Home office building	$56,278	$56,108
Data processing equipment	48,962	45,321
Other, principally furniture and equipment	49,441	48,632
	154,681	150,061
Accumulated depreciation	(116,677)	(109,307)
	$38,004	$40,754

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying Consolidated Statements of Income (Loss).

Stable Value Product Account Balances

The Company sells guaranteed funding agreements ("GFAs") to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. During 2003, the Company registered a funding agreement-backed notes program with the United States Securities and Exchange Commission (the "SEC"). Through this program, the Company was able to offer notes to both institutional and retail investors. As a result of the strong sales of these notes since their introduction in 2003, the amount available under this program was increased by $4 billion in 2005 through a second registration. The segment's funding agreement-backed notes complement the Company's overall asset/liability management in that the terms of the funding agreements may

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

be tailored to the needs of Protective Life as the seller of the funding agreements, as opposed to solely meeting the needs of the buyer.

In addition, the Company markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Through the Company's registered funding agreement-backed note program, the Company is able to offer secured notes to both institutional and retail investors. GICs are contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements the Company has issued. At December 31, 2008 and 2007, the Company had $3.1 billion and $3.7 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years. At December 31, 2008, future maturities of stable value products, excluding interest, were $1.4 billion in 2009, $1.8 billion in 2010-2011, $1.1 billion in 2012-2013, and $0.7 billion after 2013.

Derivative Financial Instruments

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to interest rate risk, inflation risk, currency exchange risk, and equity market risk. These strategies are developed through the asset/liability committee's analysis of data from financial simulation models and other internal and industry sources and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and strategies.

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate options, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI"). The Company uses foreign currency swaps to manage its exposure to changes in the value of foreign currency denominated stable value contracts. No foreign currency swaps remain outstanding. The Company also uses S&P 500® options to mitigate its exposure to the value of equity indexed annuity contracts.

FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS No. 133") requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative instruments on the balance sheet in "other long-term investments" and "other liabilities". The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments".

Cash-Flow Hedges

•  In 2002, the Company entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain foreign-currency-based stable value contracts. During 2007, the Company exited from this swap. Under the terms of the swap, the Company paid a fixed U.S.-dollar-denominated rate and received a fixed foreign-currency-denominated rate.

•  During 2004 and 2005, in connection with the issuance of inflation adjusted funding agreements, the Company entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate equal to the CPI change paid on the funding agreements.

•  During 2006, the Company entered into swaps to convert CMT ("Constant Maturity Treasury") based floating rate interest payments on funding agreements to fixed rate interest payments.

•  During 2006 and 2007, the Company entered into interest rate swaps to convert LIBOR based floating rate interest payments on funding agreements to fixed rate interest payments.

The Company designated these swaps as cash flow hedges and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. Gains and losses on these swaps are reclassified from other comprehensive income to current earnings as interest payments are made on the funding agreements. For the years ended December 31, 2008, 2007, and 2006, the amount of hedge ineffectiveness reported in income was a $1.7 million loss and $4.2 million and $0.6 million in gains, respectively. Additionally, as of December 31, 2008 and 2007, the Company reported an after-tax decrease to accumulated other comprehensive income of $34.5 million and $6.3 million, respectively, related to our cash flow hedges. During 2009, the Company expects to reclassify $3.0 million out of accumulated other comprehensive income and into earnings.

Other Derivatives

The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been designated by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

•  The Company uses certain foreign currency swaps, which are not designated as cash flow hedges, to mitigate its exposure to changes in currency rates. For 2008, 2007, and 2006, the Company recorded pre-tax

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

losses of $11.0 million, and pre-tax gains of $3.5 million and $3.4 million on these swaps, respectively. In connection with these swaps, the Company also recognized pre-tax gains of $11.0 million and pre-tax losses of $3.5 million and $3.4 million, respectively, during 2008, 2007, and 2006 as the change in value of the related foreign currency denominated stable value contracts. These net gains or losses primarily result from differences in the forward and spot exchange rates used to revalue the swaps and the stable value contracts. The final swap and related stable value contract matured in November of 2008. No foreign currency swaps remain outstanding.

•  The Company also uses short positions in interest rate futures to mitigate the interest rate risk associated with its mortgage loan commitments. During 2008, 2007, and 2006, the Company recognized pre-tax losses of $25.8 million and $3.7 million, and a pre-tax gain of $26.7 million, respectively, as a result of changes in value of these futures positions.

•  The Company uses other interest swaps to mitigate interest rate risk related to floating rate exposures. The Company realized a loss of $24.9 million on interest rate swaps for the year ended December 31, 2008.

•  The Company uses other swaps, options, and swaptions to manage the interest rate risk in its mortgage-backed security portfolio. For 2008, 2007, and 2006, the Company recognized pre-tax losses of $4.3 million, $10.5 million, and $1.6 million, respectively, for the change in fair value of these derivatives.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which, in accordance with DIG B36, contain embedded derivatives that must report changes in fair value through current period earnings. The change in fair value of these derivatives resulted in the recognition of pre-tax gains of $212.9 million and $10.7 million and a $44.5 million pre-tax loss in 2008, 2007, and 2006, respectively. The gain during 2008 on these embedded derivatives was the result of an elevated level of spread widening, fluctuations in interest rates, and the impact of impairments/credit related losses on the modified coinsurance portfolios. The gain during 2007 on these embedded derivatives was the result of spread widening, partially offset by lower interest rates. The loss during 2006 was primarily the result of decreasing interest rates during the second half of 2006. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had mark-to-market changes offset the gains or losses on these embedded derivatives.

•  During 2005, the Company began marketing equity indexed annuities. Effective January 1, 2007, the Company adopted FASB Statement No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 ("SFAS No. 155") and elected the fair value option for valuing the reserve liabilities associated with the Company's EIA product. Under SFAS No. 155, the entire reserve liability is valued using fair value, whereas prior to the adoption of SFAS No. 155, the embedded derivative was bifurcated and valued under SFAS No. 133 guidance and the annuity host contract was valued under SFAS No. 97. Prior to 2007, under SFAS No.133, the equity market component, where interest credited to the contracts was linked to the performance of the S&P 500® index, was considered an embedded derivative. The change in fair value of the embedded derivative resulted in a $5.7 million pre-tax loss in 2006. The Company utilized S&P 500® options to mitigate the risk associated with equity indexed annuity contracts. The Company recognized pre-tax losses of $8.0 million and pre-tax gains of $0.5 million and $2.9 million on its S&P 500® options in 2008, 2007, and 2006, respectively.

•  During 2007, the Company began marketing certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. Under SFAS No. 133, the GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The change in

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value of the embedded derivative resulted in pre-tax losses of $32.9 million and $0.5 million in 2008 and 2007, respectively.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments. In addition, effective January 1, 2007, the Company adopted SFAS No. 155, related to its equity indexed annuity product. SFAS No. 155 requires that the Company determine a fair value for the liability related to this block of business at each balance sheet date, with changes in the fair value recorded through earnings. Changes in this liability may be significantly affected by interest rate fluctuations. As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for its liability related to equity indexed annuities to take into consideration factors such as policyholder behavior, the Company's credit rating and other market considerations. The impact of adopting SFAS No. 157 is discussed further in Note 18, Fair Value of Financial Instruments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for GMWB on its variable annuity products. The GMWB is valued in accordance with SFAS No. 133 which utilizes the valuation technique prescribed by SFAS No. 157, which requires the liability to be marked-to-market. The methods used to estimate the liabilities employ assumptions, about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses.

As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for its liability related embedded derivatives related to annuities with guaranteed minimum withdrawal benefits to take into consideration factors such as policyholder behavior, credit risk and other market considerations. See Note 18, Fair Value of Financial Instruments for more information related to the impact of adopting SFAS No. 157.

Goodwill

Goodwill is tested for impairment at least annually. The Company evaluates the carrying value of goodwill at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilized a discounted cash flows model to assess the fair value of the reporting units. As of December 31, 2008 and 2007, the Company evaluated goodwill and determined that the fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with FASB Statement No. 142, Goodwill and Other intangible Assets ("SFAS No. 142"). As of December 31, 2008, the Company had goodwill of $96.2 million.

In addition, in light of the decrease in PLC's market capitalization ("market cap") during the fourth quarter of 2008, the Company reviewed the underlying factors causing the market cap decrease to determine if the market cap fluctuation would be indicative of an additional factor to consider in its goodwill impairment testing, as such a decline in the market cap or market value of an entity's securities may or may not be indicative of a triggering event which could require the Company to perform an interim or event-driven impairment analysis.

The Company's material goodwill balances are attributable to its business segments. As previously noted, the Company's operating segments' discounted cash flows support the goodwill balance as of December 31, 2008. In the Company's view, the reduction in PLC's market cap is primarily attributable to illiquidity of credit markets and capital markets, concern related to its investment portfolio's unrealized loss positions, impairments recognized during 2008, and an overall fear of the capital levels and potential economic impacts to financial services companies. These factors primarily impact the Company at a corporate level, and largely within the Corporate and Other segment. The Company monitors the aggregate fair value of its reporting units as a comparison to its overall market capitalization. During 2008, the Company believes the factors that led to the decline in market cap primarily impacted us at a corporate level, and largely within the Corporate and Other segment, which does not carry a material balance of goodwill, as opposed to impacting the prescribed and inherent fair values of the Company's other operating segments and reporting units. As a result, in the Company's view, the decrease in its market cap does not invalidate its discounted cash flow results.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Policyholder Liabilities, Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2008 range from approximately 5.0% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Balance beginning of year	$237,669	$167,757	$134,104
Less: reinsurance	113,011	59,654	61,655
Net balance beginning of year	124,658	108,103	72,449
Incurred related to:
Current year	381,146	447,752	395,873
Prior year	50,123	(13,619)	(9,685)
Total incurred	431,269	434,133	386,188
Paid related to:
Current year	396,438	360,308	304,177
Prior year	52,289	57,270	55,349
Total paid	448,727	417,578	359,526
Other changes:
Acquisition and reserve transfers	(80)	—	8,992
Net balance end of year	107,120	124,658	108,103
Add: reinsurance	111,451	113,011	59,654
Balance end of year	$218,571	$237,669	$167,757

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 3.0% to 12.6% and investment products ranged from 3.0% to 7.3% in 2008.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

Effective January 1, 2007, the Company adopted SFAS No. 155 related to its equity indexed annuity product. SFAS No. 155 requires that the Company record the liability related to this block of business at fair value at each balance sheet date, with changes in the fair value recorded through earnings. Changes in this liability may be significantly affected by interest rate fluctuations. As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for this product, to take into consideration factors such as policyholder behavior, credit risk and other market considerations. See Note 18, Fair Value of Financial Instruments for more information related to the impact of adopting SFAS No. 157.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2008, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2008, the Company's net GMDB liability held was $1.2 million.

The Company also establishes liabilities for GMWB on its variable annuity products. The GMWB is valued in accordance with SFAS No. 133 which utilizes the valuation technique prescribed by SFAS No. 157, which requires the liability to be marked-to-market. The methods used to estimate the liabilities employ assumptions, about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection ("GAP"), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance:

Reinsurance Accounting Methodology — The Company accounts for reinsurance under the provisions of FASB Statement No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts ("SFAS No. 113"). The methodology for accounting for the impact of reinsurance on the Company's life insurance and annuity products is determined by whether the specific products are subject to SFAS No. 60 or SFAS No. 97.

The Company's traditional life insurance products are subject to SFAS No. 60 and the recognition of the impact of reinsurance costs on the Company's financial statements reflect the requirements of that pronouncement. Ceded premiums are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company's short duration insurance contracts (primarily issued through the Asset Protection segment) are also subject to SFAS No. 60 and the recognition of the impact of reinsurance costs on the Company's financial statements also reflect the requirements of that pronouncement. Reinsurance allowances include such acquisition costs as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

The Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products are subject to SFAS No. 97 and the recognition of the impact of reinsurance costs on the Company's financial statements reflect the requirements of that pronouncement. Ceded premiums and policy fees on SFAS No. 97 products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits according to SFAS No. 97. Unlike with SFAS No. 60 products, assumptions for SFAS No. 97 regarding mortality, lapses and interest are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred amortization cost and can affect the amortization of deferred acquisition cost and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions for SFAS No. 97 products are based on the best current

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

estimate of expected mortality, lapses and interest spread. The Company complies with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which impacts the timing of direct and ceded earnings on certain blocks of the Company's SFAS No. 97 business.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with U.S. GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). The Company determines ultimate allowances as the final amount to be paid over the life of a contract after higher acquisition related expenses (whether first year or renewal) are completed. Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is a separately negotiated agreement. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on SFAS No. 60 policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact SFAS No. 60 amortization patterns. DAC and VOBA on SFAS No. 97 products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact SFAS No. 97 amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with U.S. GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners.

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

FASB Statement No. 157, Fair Value Measurement ("SFAS No. 157"). In September 2006, the FASB issued SFAS No. 157. On January 1, 2008, the Company adopted this Statement, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. The adoption of SFAS No. 157 did not have a material impact on the Company's consolidated financial statements. Additionally, on January 1, 2008, the Company elected the partial adoption of SFAS No. 157 under the provisions of FASB Staff Position ("FSP") FAS No. 157-2, which amends SFAS No. 157 to allow an entity to delay the application of this Statement until periods beginning January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of this FSP, the Company will delay the application of SFAS No. 157 for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. In January 2008, FASB also issued proposed FSP FAS No. 157-c that would amend SFAS No. 157 to clarify the principles on fair value measurement of liabilities. Management is monitoring the status of this proposed FSP for any impact on the Company's consolidated financial statements. On October 10, 2008, the FASB issued FSP FAS No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP FAS No. 157-3"), to clarify the application of SFAS No. 157 in a market that is not active and provides examples to illustrate key considerations in determining

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the fair value of a financial asset when the market for that financial asset is not active. It also reaffirms the notion of fair value as an exit price as of the measurement date. This statement was effective upon issuance, including prior periods for which the financial statements have not been issued. For more information, see Note 18, Fair Value of Financial Instruments.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs. For more information, see Note 18, Fair Value of Financial Instruments.

FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159"). In February 2007, the FASB issued SFAS No. 159. This Statement provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period. SFAS No. 159 permits the fair value option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted SFAS No. 159 as of January 1, 2008. The Company has elected not to apply the provisions of SFAS No. 159 to its eligible financial assets and financial liabilities on the date of adoption. Accordingly, the initial application of SFAS No. 159 had no effect on the Company's consolidated results of operations or financial position.

FASB Staff Position ("FSP") FIN No. 39-1, Amendment of FASB Interpretation No. 39 ("FSP FIN No. 39-1"). As of January 1, 2008, the Company adopted FSP FIN No. 39-1. This FSP amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to allow fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. The FSP also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts in accordance with FIN No. 39, as amended. The Company does not, and has not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

FSP FAS No. 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS No. 133-1 and FIN No. 45-4"). In September of 2008, the FASB issued FSP FAS No. 133-1 and FIN No. 45-4. This FSP amends SFAS No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument, and also amends FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Guarantees of Indebtedness of Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. In addition, this FSP clarifies the FASB's intent about the effective date of SFAS No. 161. The FSP will be effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. In periods after adoption, this FSP requires comparative disclosures only for periods ending subsequent to initial adoption. The adoption of this FSP did not have an impact on the Company's consolidated results of operations or financial position.

FSP FAS No. 140-4 and FIN No. 46(R)-8, "Disclosures by Public Entities (Enterprises) about transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP FAS No. 140-4 and FIN No. 46(R)-8"). In December of 2008, the FASB issued FSP FAS No. 140-4 and FIN No. 46(R)-8. This FSP amends the disclosure requirements in FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and Extinguishments of Liabilities, and FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities. This amendment is to provide users of financial assets and an enterprise's involvement with variable interest entities ("VIEs"). Additionally, this FSP requires certain disclosures to be provided by a sponsor of a VIE and a non-transferor enterprise that holds a significant variable interest in a qualifying special-purpose entity ("SPE"). The Company does not expect this FSP to have a significant impact on its consolidated results of operations or financial position other than footnote disclosures. The additional disclosure requirements will be effective for the first reporting period ending after December 15, 2008. This FSP will be effective for the period ending December 31, 2008.

FASB Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162"). In May of 2008, the FASB issued SFAS No. 162. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles ("GAAP") in the United States ("the GAAP hierarchy"). This Statement became effective on November 17, 2008. The adoption of this Statement did not have a significant impact on the Company's consolidated results of operations or financial position.

Accounting Pronouncements Not Yet Adopted

FASB Statement No. 141(R), Business Combinations ("SFAS No. 141(R)"). In December of 2007, the FASB issued SFAS No. 141(R). This Statement is a revision to the original Statement and continues the movement toward a greater use of fair values in financial reporting. It changes how business acquisitions are accounted for and will impact financial statements at the acquisition date and in subsequent periods. Further, certain of the changes will introduce more volatility into earnings and thus may impact a company's acquisition strategy. SFAS No. 141(R) will also impact the annual goodwill impairment test associated with acquisitions that close both before and after the effective date of this Statement. Thus, any potential goodwill impact from an acquisition that closed prior to the effective date of the Statement will need to be assessed under the provisions of SFAS No. 141(R). This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements ("SFAS No. 160"). In December of 2007, the FASB issued SFAS No. 160. This Statement applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). The Company does not expect this Statement to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS No. 161"). In March of 2008, the FASB issued SFAS No. 161. This Statement requires enhanced disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Statement will be effective for the Company beginning January 1, 2009. The Company is currently evaluating the impact, if any, that SFAS No. 161 will have on its consolidated results of operations or financial position.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

FSP No. 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FAS No. 140-3"). In February of 2008, the FASB issued FSP No. 140-3 to provide guidance on accounting for a transfer of a financial asset and a repurchase financing, which is not directly addressed by FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS No. 140"). This FSP is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The FSP will be effective for the Company beginning January 1, 2009. The Company is currently evaluating the impact, if any, that this FSP will have on its consolidated results of operations or financial position.

FSP No. 142-3, Determination of the Useful Life of Intangible Assets ("FAS No. 142-3"). In April of 2008, the FASB issued FSP No. 142-3 to improve consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R) and other guidance under U.S. GAAP. This FSP is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The FSP will be effective for the Company beginning January 1, 2009. The Company does not expect this FSP to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 163, Accounting for Financial Guarantee Insurance Contracts ("SFAS No. 163"). In May of 2008, the FASB issued SFAS No. 163. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. It also requires expanded disclosures about financial guarantee insurance contracts. This Statement does not apply to financial guarantee insurance contracts that would be within the scope of SFAS No. 133. This Statement is effective for fiscal years and interim periods beginning after December 15, 2008. The standard will be effective for the Company beginning January 1, 2009. The Company does not expect this Statement to have a significant impact on its consolidated results of operations or financial position.

FSP EITF Issue No. 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF Issue No. 03-6-1"). In June of 2008, the FASB issued FSP EITF Issue No. 03-6-1. This FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share ("EPS") under the two-class method described in paragraphs 60 and 61 of FASB Statement No. 128, Earnings per Share. The FSP will be effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. All prior period EPS data presented shall be adjusted retrospectively to conform to the provisions of this FSP. The Company is currently evaluating the impact of this FSP, but does not expect it to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 132(R)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("SFAS No. 132(R)-1"). In December of 2008, the FASB issued SFAS No. 132(R)-1. This statement does not require any changes to current accounting. It requires additional disclosures related to Postretirement Benefit Plan Assets. This statement will provide users of financial statements with an understanding of: 1) how investment allocation decisions are made, including the factors that are pertinent to an understanding of investment policies and strategies, 2) the major categories of plan assets, 3) the inputs and valuation techniques used to measure the fair value of plan assets, 4) the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and 5) significant concentrations of risk within plan assets. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

disclosure requirements will be effective for the Company for the period ending December 31, 2009. The Company does not expect this FSP to have an impact on its consolidated results of operations or financial position.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

3.  ACQUISITION ACTIVITY

Chase Insurance Group Acquisition

On July 3, 2006, the Company completed the acquisition contemplated by the Stock Purchase Agreement. Pursuant to that agreement with JP Morgan Chase & Co. ("JPMC") and two of its wholly owned subsidiaries (collectively, the "Sellers"), the Company and its subsidiary West Coast Life Insurance Company purchased from the Sellers the Chase Insurance Group, which consisted of five insurance companies that manufacture and administer traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the "Chase Insurance Group") for a net purchase price of $873.5 million. The Chase Insurance Group historically was headquartered in Elgin, Illinois, and offered primarily level premium term and other traditional life products, as well as fixed and variable annuity products. The Chase Insurance Group's results of operations were included in the Company's consolidated results of operations beginning July 3, 2006.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

This transaction was accounted for under the purchase method of accounting prescribed by FASB Statement No. 141, Business Combinations ("SFAS No. 141"). SFAS No. 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The allocation of the $873.5 million aggregate purchase price to the specific identifiable tangible and intangible assets and liabilities is as follows:

Fair Value as of July 3, 2006
(Dollars In Thousands)
ASSETS
Investments	$6,784,023
Policy loans	380,608
Cash	392,493
Accrued investment income	88,069
Accounts and premiums receivable, net	14,342
Reinsurance receivable	1,093,633
Value of business acquired	739,856
Goodwill	32,007
Other assets	25,214
Intangible assets	3,200
Deferred tax asset	13,290
Assets related to separate accounts	110,073
Total assets	9,676,808
LIABILITIES
Policy liabilities and accrual	2,704,790
Annuity account balances	5,528,849
Other policyholders' funds	273,805
Other liabilities	161,309
Accrued income taxes	24,445
Liabilities related to separate accounts	110,073
Total liabilities	8,803,271
NET ASSETS ACQUIRED	$873,537

The Chase Insurance Group acquisition was funded through the issuance of $200 million of capital securities (see Note 9, Debt and Other Obligations) together with cash. The capital securities will mature and become due and payable, together with any accrued and unpaid interest thereon, on June 30, 2066.

Immediately after the closing of the acquisition, the Company entered into agreements with Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") and Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the "Wilton Re Group"), whereby CALIC reinsured 100% of the variable annuity business of the Chase Insurance Group and the Wilton Re Group reinsured approximately 42% of the other insurance business of the Chase Insurance Group. The Company received aggregate ceding commissions of approximately $330.5 million from these transactions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

The $32.0 million of goodwill was assigned to the Acquisitions Segment. $114.5 million of goodwill is expected to be deductible for tax purposes.

Certain of the reinsurance agreements with CALIC and the Wilton Re Group are in the form of modified coinsurance ("Modco") agreements. Certain of our investments supporting these agreements, consisting of primarily fixed income securities in designated portfolios, are designated as "trading securities" under U.S. GAAP. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are included in net income as realized investment gains (losses) as they occur. These amounts are substantially offset by changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

Western General Acquisition

On July 14, 2006, the Company completed the acquisition of the vehicle extended service contract business of Western General effective as of July 1, 2006. Western General, headquartered in Calabasas, California, is a provider of vehicle service contracts nationally, focusing primarily on the west coast market. In addition, Western General currently provides extended service contract administration for several automobile manufacturers and provides used car service contracts for a publicly-traded national dealership group.

This transaction was accounted for under the purchase method of accounting prescribed by SFAS No. 141. Western General's results of operations are included in our consolidated results of operations beginning July 1, 2006. The purchase price for Western General was $33.0 million, and was subject to contingent consideration based on future performance. During 2007, a $4.3 million contingent payment was made related to the purchase of Western General, thereby increasing goodwill.

The fair value of Western General's net assets acquired was $14.2 million. Goodwill of $18.8 million was originally recorded from the excess of purchase price over the fair value of Western General's net assets. This goodwill was allocated to the Asset Protection segment. The Company paid a premium over the fair value of Western General's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the acquisition including, but not limited to, the following:

•  Expanded distribution network

•  Increased geographic presence

•  Broader product portfolio in core product lines

•  Additional administration capabilities

•  Greater size and scale with improved earnings diversification

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

SFAS No. 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value as of July 1, 2006
(Dollars In Thousands)
ASSETS
Investments	$18,571
Cash	1,873
Accrued investment income	114
Accounts and premiums receivable, net	16,924
Value of business acquired and other intangible assets	12,650
Goodwill	18,813
Property and equipment	450
Other assets	9,990
Income tax receivable	41
Deferred income taxes	2,735
Total assets	82,161
LIABILITIES
Policy liabilities and accrual	39,596
Other liabilities	9,607
Total liabilities	49,203
NET ASSETS ACQUIRED	$32,958

The $18.8 million of goodwill was assigned to the Asset Protection Segment, and of this amount, approximately $10.4 million is expected to be deductible for tax purposes. During 2007, the goodwill amount was increased to $23.1 million as a result of contingent consideration related to the purchase.

Pro forma Condensed Consolidated Results of Operations

The following (unaudited) pro forma condensed consolidated results of operations assume that the acquisitions of both the Chase Insurance Group and Western General were completed as of January 1, 2006:

For the Year Ended December 31, 2006
(Dollars In Thousands)
Revenue	$2,726,155
Net income	$288,998

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS

Major categories of net investment income for the years ended December 31, are summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$1,422,364	$1,287,794	$1,071,256
Equity securities	19,041	1,871	5,585
Mortgage loans	238,062	308,260	268,380
Investment real estate	3,771	3,784	384
Short-term investments and other	34,361	100,444	104,193
	1,717,599	1,702,153	1,449,798
Investment expenses	99,385	88,350	97,366
	$1,618,214	$1,613,803	$1,352,432

Net realized investment gains (losses) for all other investments for the years ended December 31, are summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$(304,152)	$(1,605)	$16,467
Equity securities	63	5,900	289
Mark to market — Modco trading portfolio	(290,831)	(989)	66,363
Mortgage loans and other investments	2,674	1,498	18,745
	$(592,246)	$4,804	$101,864

In 2008, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $51.7 million, and gross losses were $355.8 million. In 2007, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $16.2 million, and gross losses were $11.9 million. In 2006, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $56.6 million, and gross losses were $34.2 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Market Value
	(Dollars In Thousands)
2008
Fixed maturities:
Bonds
Mortgage-backed securities	$7,187,399	$43,010	$(1,015,712)	$6,214,697
United States Government and authorities	71,404	2,769	(1,526)	72,647
States, municipalities, and political subdivisions	28,708	1,392	(198)	29,902
Public utilities	1,839,846	16,263	(189,614)	1,666,495
Convertibles and bonds with warrants	88	—	(69)	19
All other corporate bonds	10,688,893	64,835	(1,905,380)	8,848,348
Redeemable preferred stocks	—	—	—	—
	19,816,338	128,269	(3,112,499)	16,832,108
Equity securities	313,949	4,362	(60,353)	257,958
Short-term investments	967,960	—	—	967,960
	$21,098,247	$132,631	$(3,172,852)	$18,058,026
2007
Fixed maturities:
Bonds
Mortgage-backed securities	$7,931,761	$45,625	$(91,701)	$7,885,685
United States Government and authorities	113,074	1,016	(5)	114,085
States, municipalities, and political subdivisions	34,302	4,348	(8)	38,642
Public utilities	1,636,084	40,442	(45,244)	1,631,282
Convertibles and bonds with warrants	231	39	(43)	227
All other corporate bonds	9,682,598	239,693	(253,780)	9,668,511
Redeemable preferred stocks	50	—	(8)	42
	19,398,100	331,163	(390,789)	19,338,474
Equity securities	54,311	5,172	(527)	58,956
Short-term investments	1,166	—	—	1,166
	$19,453,577	$336,335	$(391,316)	$19,398,596

As of December 31, 2008 and 2007, the Company had an additional $3.2 billion and $3.6 million, respectively, of fixed maturities and $2.4 million and $52.0 million, respectively, of short-term investments classified as trading securities. As of December 31, 2008, the Company had $80.4 million of equity securities classified as trading securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of available-for-sale fixed maturities as of December 31, 2008, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

	Estimated Amortized Cost	Estimated Fair Market Value
	(Dollars In Thousands)
Due in one year or less	$988,098	$967,362
Due after one year through five years	4,227,218	3,850,220
Due after five years through ten years	5,755,392	4,851,876
Due after ten years	8,845,630	7,162,650
	$19,816,338	$16,832,108

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) our intent and ability to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance and continued viability of the issuer are significant measures considered. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2008 and 2006, the Company recorded other-than-temporary impairments in our investments of $311.6 million and $5.7 million, respectively. There were no other-than-temporary impairments recorded in 2007.

The following table shows the Company's investments' gross unrealized losses and fair value that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Mortgage-backed securities	$3,714,129	$(768,052)	$1,003,729	$(181,382)	$4,717,858	$(949,434)
US government	54	(1)	—	—	54	(1)
States, municipalities, etc.	1,575	(130)	453	(68)	2,028	(198)
Public utilities	774,843	(72,026)	490,629	(117,588)	1,265,472	(189,614)
Convertibles bonds	—	—	19	(69)	19	(69)
Other corporate bonds	5,791,050	(1,006,981)	2,242,926	(966,201)	8,033,976	(1,973,182)
Equities	153,469	(59,499)	1,054	(855)	154,523	(60,354)
	$10,435,120	$(1,906,689)	$3,738,810	$(1,266,163)	$14,173,930	$(3,172,852)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For mortgage-backed securities in an unrealized loss position for greater than 12 months, $70.9 million of the $181.4 million unrealized loss relates to securities issued in Company-sponsored commercial loan securitizations. These losses relate primarily to market illiquidity as opposed to underlying credit concerns. Factors such as credit enhancements within the deal structures and the underlying collateral performance/characteristics support the recoverability of the investments. The public utilities category has gross unrealized losses greater than 12 months of $117.6 million, while the other corporate bonds category has gross unrealized losses greater than 12 months of $966.2 million as of December 31, 2008. These losses relate primarily to the widening of credit spreads and fluctuations in treasury rates. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information including our ability and intent to hold these securities to recovery. The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until maturity or until the fair values of the investments have recovered.

The following table shows the Company's investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Mortgage-backed securities	$2,266,805	$(56,344)	$2,408,705	$(35,358)	$4,675,510	$(91,702)
US government	376	(3)	627	(2)	1,003	(5)
States, municipalities, etc.	490	(1)	520	(7)	1,010	(8)
Public utilities	369,058	(22,968)	422,135	(22,276)	791,193	(45,244)
Convertibles bonds	—	—	45	(43)	45	(43)
Other corporate bonds	3,047,155	(152,790)	1,224,886	(100,989)	4,272,041	(253,779)
Equities	680	(156)	1,040	(379)	1,720	(535)
	$5,684,564	$(232,262)	$4,057,958	$(159,054)	$9,742,522	$(391,316)

As of December 31, 2008 and 2007, the Company had available-for-sale bonds which were rated below investment grade of $1.0 billion and $792.8 million, respectively, having an amortized cost of $1.6 billion and $859.8 million, respectively. Not included in these below investment grade bonds at December 31, 2008 and 2007, are $55.6 million and $39.0 million, respectively, of securities in the Company's trading securities portfolio. As of December 31, 2008, approximately $30.0 million of the bonds rated below investment grade were securities issued in Company-sponsored commercial mortgage loan securitizations. Approximately $421.4 million of the below investment grade bonds are not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale, for the years ended December 31, is summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$(1,900,992)	$(122,593)	$(112,231)
Equity securities	(39,414)	(1,447)	554

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $100.4 million were non-income producing for the year ended December 31, 2008.

As of December 31, 2008 and 2007, the Company had investments related to retained beneficial interests of mortgage loan securitizations of $855.8 million and $929.1 million, respectively. See Note 10, Commercial Mortgage Securitizations, for more information on the mortgage loan securitizations the Company has completed.

Included in the Company's invested assets are $810.9 million of policy loans as of December 31, 2008. The interest rates on these policy loan range from 3% to 9.95%.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored on a daily basis. As of December 31, 2008, securities with a market value of $120.5 million were loaned under these agreements. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "other liabilities" to account for its obligation to return the collateral. As of December 31, 2008, the fair market value of the collateral related to this program was $116.7 million and the Company has an obligation to return $124.5 million of collateral to the securities borrower.

Mortgage Loans

As of December 31, 2008, all of the Company's mortgage loans were commercial loans of which 65% were retail, 14% were office buildings, 10% were apartments, 8% were warehouses, and 3% were other. The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's leased space represents more than 2.4% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	12.5%
Georgia	10.6
Tennessee	8.1
Alabama	7.6
Florida	5.8
South Carolina	5.5
Ohio	4.6
Utah	4.4
North Carolina	4.2
Indiana	3.6
Michigan	2.8
Virginia	2.5
California	2.3
74.5%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

As of December 31, 2008, the average mortgage loan was $2.4 million and the weighted-average interest rate was 6.4%. The largest single mortgage loan was $34.7 million.

Many of the mortgage loans have call provisions between 3 and 10 years. Assuming the loans are called at their next call dates, approximately $125.9 million would become due in 2009, $762.0 million in 2010 through 2014, $941.9 million in 2015 through 2019, and $292.7 million thereafter.

For several years the Company has offered a type of commercial mortgage loan under which it will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2008 and 2007, approximately $746.2 million and $627.0 million, respectively, of the Company's mortgage loans have this participation feature.

Since our mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. As of December 31, 2008 and 2007, the Company had an allowance for mortgage loan credit losses of $2.2 million and $0.5 million, respectively. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$2,250,793	$2,033,710
Capitalization of commissions, sales, and issue expenses	383,856	375,825
Amortization	(160,251)	(206,171)
Change in unrealized investment gains and losses	630,205	51,106
Reclass of VOBA	44,738	—
Other	18,470	(3,677)
Balance, end of period	$3,167,811	$2,250,793

Value of businesses acquired

The balances and changes in VOBA as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$1,088,955	$1,114,096
Acquisitions	353	59,040
Amortization	(65,313)	(84,192)
Reclass of VOBA	(44,738)	—
Other	—	11
Balance, end of period	$979,257	$1,088,955

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED — (Continued)

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2009	$82,943
2010	77,267
2011	74,883
2012	68,622
2013	63,377

6.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2006	$32,007	$43,523	$75,530
Contingent payment related to prior acquisition	—	4,315	4,315
Purchase price adjustments	16,300	—	16,300
Tax benefit of excess tax goodwill	(3,566)	—	(3,566)
Balance as of December 31, 2007	44,741	47,838	92,579
Contingent payment related to prior acquisition	—	611	611
Purchase price adjustments	7,446	—	7,446
Sale of Gulfco Life	—	(291)	(291)
Tax benefit of excess tax goodwill	(4,179)	—	(4,179)
Balance as of December 31, 2008	$48,008	$48,158	$96,166

During 2008, the Company increased its goodwill balance by approximately $3.6 million. The increase was due to an increase of $3.3 million in the Acquisitions segment and a $0.3 million increase in the Asset Protection segment. The Acquisitions segment increase reflects the net of a purchase accounting adjustment, which was partially offset by an adjustment related to tax benefits realized during 2008 on the portion of tax goodwill in excess of GAAP basis goodwill. The Asset Protection segment increased by $0.6 million due to a contingent consideration related to the Western General acquisition. This increase was partially offset by a decrease of $0.3 million due to the sale of a small insurance subsidiary during the first quarter of 2008. As of December 31, 2008, the Company had an aggregate goodwill balance of $96.2 million.

During 2007, the Company increased its goodwill balance by approximately $16.3 million and $4.3 million respectively, related to the acquisitions of the Chase Insurance Group and Western General. The $3.6 million decrease in the Acquisitions segment relates to tax benefits realized during the year on the portion of tax goodwill in excess of GAAP basis goodwill.

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business. Goodwill is tested for impairment at least annually. The Company evaluates the carrying value of goodwill at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  GOODWILL — (Continued)

competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a discounted cash flows model to assess the fair value of the reporting units. As of December 31, 2008 and 2007, the Company evaluated its goodwill and determined that the fair value had not decreased below the carrying value and no adjustment to impair goodwill was necessary in accordance with SFAS No. 142.

In addition, in light of the decrease in PLC's market capitalization ("market cap") during the fourth quarter of 2008, the Company reviewed the underlying factors causing the market cap decrease to determine if the market cap fluctuation would be indicative of an additional factor to consider in its goodwill impairment testing, as such a decline in the market cap or market value of an entity's securities may or may not be indicative of a triggering event which could require the Company to perform an interim or event-driven impairment analysis.

The Company's material goodwill balances are attributable to its business segments. As previously noted, the Company's operating segments' discounted cash flows support the goodwill balance as of December 31, 2008. In the Company's view, the reduction in PLC's market cap is primarily attributable to illiquidity of credit markets and capital markets, concern related to its investment portfolio's unrealized loss positions, impairments recognized during 2008, and an overall fear of the capital levels and potential economic impacts to financial services companies. These factors primarily impact the Company at a corporate level, and largely within the Corporate and Other segment. The Company monitors the aggregate fair value of its reporting units as a comparison to its overall market capitalization. During 2008, the Company believes the factors that led to the decline in PLC's market cap primarily impacted it at a corporate level, and largely within the

Corporate and Other segment, which does not carry a material balance of goodwill, as opposed to impacting the prescribed and inherent fair values of the Company's other operating segments and reporting units. As a result, in the Company's view, the decrease in PLC's market cap does not invalidate the Company's discounted cash flow results.

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

In July 2003, AcSEC issued SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance related to the establishment of reserves for benefit guarantees provided under certain long-duration contracts, as well as the accounting for mortality benefits provided in certain universal life products. In addition, it addresses the capitalization and amortization of sales inducements to contract holders.

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve (a) return of the highest anniversary date account value, or (b) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest. The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-25% (depending on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

product type and duration), and an average discount rate of 6.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying Consolidated Statements of Income (Loss).

The variable annuity separate account balances subject to GMDB were $2.0 billion as of December 31, 2008. The total guaranteed amount payable based on variable annuity account balances as of December 31, 2008, was $803.1 million (including $779.8 million in the Annuities segment and $23.2 million in the Acquisitions segment), with a GMDB reserve of $1.2 million (including $0.8 million in the Annuities segment and $0.4 million in the Acquisitions segment). These amounts exclude the variable annuity business of the Chase Insurance Group which has been 100% reinsured to CALIC, under a Modco agreement. The guaranteed amount payable associated with these annuities was $170.5 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2008 was 61.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) for the years ended December 31, is as follows:

	2008	2007	2006
	(Dollars In Thousands)
Beginning balance	$598	$2,151	$2,437
Incurred guarantee benefits	5,573	27	1,630
Less: Paid guarantee benefits	4,966	1,580	1,916
Ending balance	$1,205	$598	$2,151

Account balances of variable annuities with guarantees invested in variable annuity separate accounts as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Equity mutual funds	$1,511,867	$2,626,663
Fixed income mutual funds	509,948	283,838
Total	$2,021,815	$2,910,501

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain variable annuity contracts provide a sales inducement in the form of a bonus interest credit. In accordance with SOP 03-1, the Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset for the years ended December 31, was as follows:

	2008	2007	2006
	(Dollars In Thousands)
Deferred asset, beginning of period	$67,736	$59,040	$39,311
Amounts deferred	45,005	23,514	30,124
Amortization	(13,609)	(14,818)	(10,395)
Deferred asset, end of period	$99,132	$67,736	$59,040

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance, the Company reinsures a proportionate part of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. At December 31, 2008, the Company had reinsured approximately 69% of the face value of its life insurance in-force. The Company has reinsured approximately 30% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Scottish Re/Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

These reinsurers had a minimum Standard & Poor's rating of AA- and a minimum A. M. Best rating of A+ as of December 31, 2008. The Company has not experienced any credit losses for the years ended December 31, 2008, 2007, or 2006 related to these reinsurers. The Company set a limit on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. The Company's maximum retention for newly issued universal life products is $1,000,000. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force as of December 31:

	2008	2007	2006
	(Dollars In Millions)
Direct life insurance in-force	$754,425	$747,423	$700,268
Amounts assumed from other companies	21,183	17,759	24,226
Amounts ceded to other companies	(540,561)	(531,985)	(576,791)
Net life insurance in-force	$235,047	$233,197	$147,703
Percentage of amount assumed to net	9%	8%	16%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life insurance premiums written and earned for the years ended December 31:

	2008	2007	2006
	(Dollars In Millions)
Direct premiums	$2,139	$2,168	$1,739
Reinsurance assumed	176	186	192
Reinsurance ceded	(1,473)	(1,483)	(1,211)
Net premiums	$842	$871	$720
Percentage of amount assumed to net	21%	21%	27%

The Company has also reinsured accident and health risks representing $29.7 million, $31.0 million, and $41.4 million of premium income, while the Company has assumed accident and health risks representing $0.8 million, $1.5 million, and $4.4 million of premium income for 2008, 2007, and 2006, respectively. In addition, the Company reinsured property and casualty risks representing $65.9 million, $71.4 million, and $110.5 million of premium income, while the Company assumed property and casualty risks representing $10.7 million, $14.2 million, and $22.2 million of premium income for 2008, 2007, and 2006, respectively.

In 2008 and 2007, policy and claim reserves relating to insurance ceded of $5.3 billion and $5.1 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2008 and 2007, the Company had paid $110.7 million and $101.0 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2008 and 2007, the Company had receivables of $63.9 million and $64.7 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The product guarantees to the lender, primarily credit unions, the difference between a value calculated based on the estimated or actual market value of a vehicle and the outstanding balance of a loan in the event the vehicle is repossessed or sold because the loan is in default. The Company ceased offering the Lender's Indemnity product in 2003. In the short term, CENTRIX is expected to continue to operate as debtor in possession and service the outstanding loans. The Company has increased reserves for the remaining business based on the expectation that the frequency and severity of losses will be greater than previously assumed. These assumptions will be analyzed and updated as the business continues to run off.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The Company's third-party reinsurance receivables amounted to $5.2 billion and $5.0 billion at December 31, 2008 and 2007, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the amount attributable to significant reinsurance:

	As of December 31,
	2008		2007
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$557.4	A+	$532.9	A+
Security Life of Denver Insurance Co.	530.7	A+	472.4	A+
Lincoln National Life Insurance Co.	425.6	A+	430.2	A+
Transamerica Life Insurance Co.	407.6	A+	389.6	A+
Employers Reassurance Corp.	314.3	A–	367.7	A–
American United Life Insurance Co.	307.5	A	293.6	A
RGA Reinusrance Co.	213.5	A+	205.6	A+
Canada Life Assurance Company	196.1	A+	191.8	A+
Scottish Re (U.S.), Inc.	175.2	E	181.0	B
XL Life Ltd.	169.5	A–	172.9	A

During the third quarter of 2008, Scottish Re US, Inc. ("SRUS") received a statutory accounting permitted practice from the Delaware Department of Insurance ("the Department"). The fair value of the securities in SRUS's qualifying reserve credit trust accounts had declined significantly due to the continued market value degradation in the U.S. capital markets. SRUS estimated a shortfall in reserve credit of approximately $132 million. This shortfall in reserve credit would have placed significant financial stress upon the statutory capital position of SRUS. As a result, SRUS requested and received approval from the Department for a permitted practice (the "Permitted Practice") with effect beginning as of September 30, 2008 related to SRUS' ongoing ability to take reserve credit for reinsurance ceded to certain securitization companies. The Permitted Practice relieved SRUS of the need to receive an additional $104 million in capital contributions. On January 5, 2009, the Department issued an order of supervision (the "Order of Supervision") against SRUS, in accordance with 18 Del. C. §5942, which, among other things, requires the Department's consent to any transaction outside the ordinary course of business, and which, in large part, formalized certain reporting and processes already informally in place between SRUS and the Department. The Company cannot predict what changes in the status of SRUS's financial condition may have on its ability to take reserve credit for the business ceded to SRUS. If the Company were unable to take reserve credit for the business ceded to SRUS, it could have a material adverse impact on the Company's financial condition.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstance as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

Most of the Company's ceded reserves are under contracts covering closed blocks of business reinsured on a coinsurance basis. Typically 10-20% of the liabilities are retained with the balance reinsured to a pool consisting of several reinsurers.

9.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement, the Company has the ability to borrow on an unsecured basis up to a maximum principal amount of $500 million (the "Credit Facility"). This replaced the Company's previously existing $200 million revolving line of credit. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrue interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate (LIBOR), plus (ii) a spread based on the ratings of PLC's senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the amount of the Company's obligations for borrowings or letters of credit, and not those of PLC, under the Credit Facility. The maturity date on the Credit Facility is April 16, 2013. There was an outstanding balance of $155.0 million at an interest rate of LIBOR plus 0.30% under the Credit Facility as of December 31, 2008. Of this amount, $130.0 million was used by PLC to purchase non-recourse funding obligations issued by a wholly owned special-purpose financial captive insurance company. For additional information related to special purpose financial captives, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, "Capital Resources". The Company was in compliance with all financial debt covenants of the Credit Facility as of December 31, 2008. The following is a summary of PLC's debt covenant calculations as of December 31, 2008:

	Requirement	Actual Results
Consolidated net worth margin	greater than or equal to 0	$185.1 million
Debt to total capital ratio	Less than 40%	35.6%
Total adjusted capital margin	greater than or equal to 0	$651.0 million
Interest cash inflow available compared to adjusted consolidated interest expense	greater than 2.0 to 1	5.78	to 1

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

As of December 31, 2008, Golden Gate Captive Insurance Company ("Golden Gate"), which is wholly owned by the Company, had an outstanding balance under its surplus notes facility (the "Facility") of floating rate surplus notes with an aggregate principal amount of $930.0 million, consisting of $130.0 million in aggregate principal amount of floating rate Series B due August 15, 2037 (the "Series B Notes") issued to PLC during 2008 and $800.0 million in aggregate principal amount of floating rate surplus notes previously issued under the Facility (the "Series A Notes" and together with the Series B Notes, the "Notes"). The Notes are direct financial obligations of Golden Gate and are not guaranteed by the Company or PLC. The Notes were issued in order to provide financing for a portion of the statutory reserves associated with a block of life insurance policies. As the block of business ages, unless additional funding mechanisms are put into place, reserving increases will reduce the Company's available statutory capital and surplus. The Company has experienced higher borrowing costs

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

associated with the Series A Surplus Notes. As of December 31, 2008, the rate on the Series A Notes was LIBOR plus 275 basis points; the maximum rate the Company could be required to pay is LIBOR plus 425 basis points.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2008. These non-recourse funding obligations mature in 2052. The Company does not anticipate having to pursue additional funding related to this block of business; however, the Company has contingent approval to issue an additional $100 million of obligations if necessary. $275 million of this amount is currently accruing interest at a rate of LIBOR plus 30 basis points. The Company has experienced higher proportional borrowing costs associated with $300 million of our non-recourse funding obligations supporting the business reinsured to Golden Gate II. These higher costs are the result of higher interest costs associated with the illiquidity of the current market for auction rate securities, as well as a rating downgrade of our guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate the Company can be required to pay under these obligations. These costs have partially been mitigated by a decrease in LIBOR during the year ended December 31, 2008.

Including the Golden Gate II notes mentioned above, the Company (including wholly owned and consolidated subsidiaries) has issued a total of approximately $1.5 billion of non–recourse funding obligations as of December 31, 2008. The following table shows the non-recourse funding obligations outstanding as of December 31, 2008, listed by issuer:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$930,000	2037	5.12%
Golden Gate II Captive Insurance Company	575,000	2052	3.92%
Total	$1,505,000

Other obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on other obligations, non-recourse funding obligations, and other temporary borrowings was $67.5 million, $64.1 million, and $20.3 million in 2008, 2007, and 2006, respectively. The $3.4 million increase in interest on other obligations was primarily due to the July 2007 Golden Gate II issuance of $575 million of surplus notes and the December 2007 additional Golden Gate issuance of $200 million of surplus notes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

Retained interests are recorded at fair value and included in securities available for sale. Subsequent adjustments to fair value are recorded through other comprehensive income. During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in commercial mortgage-backed security ("CMBS") holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria, and non-observable assumptions and factors utilizing general market information available as of the valuation date. As of December 31, 2008, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio, and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued in SFAS No. 157-3, during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The retained interest in the securitized mortgage loans may be subject to prepayment and interest rate risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

Management will periodically review the historical performance of the mortgage loans and the assumptions used to project future cash flows. Assumptions will be revised if this analysis of past performance and future expectations dictates. The present value of cash flows will then be recalculated based on the revised assumptions. The Company updates these values on a quarterly basis.

2007 Commercial Mortgage Securitization

On December 19, 2007, subsidiaries of the Company entered into agreements providing for the securitization of $1.0 billion of commercial and multifamily real estate mortgage loans. The loans were previously originated by the Company, and were sold to our subsidiary, Protective Finance Corporation ("PFC"), on December 1, 2007. PFC transferred the mortgage loans to a trust fund in exchange for twenty-six classes of pass-through certificates representing, in the aggregate, the entire beneficial interest of the trust fund. The certificates are direct financial obligations of the trust fund and are not guaranteed by the Company, PLC, PFC or its affiliates.

Pursuant to a Certificate Purchase Agreement dated December 7, 2007 among PFC, the Company and a third-party initial purchaser, PFC sold one class of certificates with a certificate balance of $218.3 million to the initial purchaser, and the initial purchaser resold such certificates in one or more private offerings. The remaining classes of certificates, reflecting a par value of $797.7 million, were transferred from PFC to the Company in exchange for the mortgage loans. During 2007, the Company recorded a $6.8 million loss on the tranche that was sold to an external party. As of December 31, 2007, the Company's retained securities had a fair value of $775.2 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

Following the mortgage securitization transaction, the Company retained responsibility for servicing the mortgage loans, and, as such, is entitled to receive an ongoing fee. There were no servicing assets or liabilities recorded as the benefits of servicing the assets were adequate to compensate for the servicing responsibilities.

The Company retained an interest in the securitized mortgage loans. These retained interests were initially recognized using their respective allocated cost basis (based on their relative fair value) on the date of transfer. Any gain or loss depends in part on the previous carrying amount of the financial assets involved in the transfer, allocated between the assets sold and the retained interest based on their relative fair value at the date of transfer.

Key assumptions used in measuring the fair value of retained interests at the date of securitization are as follows:

Discount rate	5.4% to 30.0%
Weighted-average life	3.0 to 25.7 years

As of December 31, 2008, the Company held retained beneficial interests of the commercial mortgage loan securitization completed during 2007 with a fair value of $705.9 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(25,123)	$(49,640)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2008, are as follows:

Discount rate	7.5% to 23.8%
Weighted-average life	2.7 to 26.8 yrs

As of December 31, 2008, the total principal amount outstanding of mortgage loans under securitization and held by the trust was approximately $961.8 million. There were no delinquencies as of December 31, 2008. In addition, there were no credit losses for the year ended December 31, 2008.

Servicing fees received during the year ended December 31, 2008 were $1.5 million. Subservicing and other fees paid during the year were $1.1 million. The Company incurred additional operating expenses related to the servicing of these loans. Interest income received during the year ended December 31, 2008 was $42.7 million.

1996 – 1999 Commercial Mortgage Securitizations

Between 1996 and 1999, the Company securitized $1.4 billion of its mortgage loans. The Company sold the senior tranches while retaining the subordinate tranches. The Company continues to service the securitized mortgage loans.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

As of December 31, 2008, the Company held retained beneficial interests of the commercial mortgage loan securitization a fair value of $149.9 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(2,882)	$(5,765)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2008, are as follows:

Discount rate	6.6% to 7.0%
Weighted-average life	0.8 to 10.3 yrs

The total principal amount outstanding of mortgage loans under securitization was approximately $142.6 million. There were no delinquencies as of December 31, 2008. In addition, there were no credit losses for the year ended December 31, 2008.

Servicing fees received during the year ended December 31, 2008 were $0.2 million. Subservicing and other fees paid during the year were $0.2 million. Interest income received during the year was $14.7 million.

11.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 22 cities including 21,667 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $6.2 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2009	$6,247
2010	5,673
2011	4,560
2012	3,067
2013	2,959
Thereafter	4,248

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2009	$856
2010	849
2011	849
2012	853
2013	75,851
Thereafter	—

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, like other financial service companies, in the ordinary course of business, is involved in such litigation and arbitration. Although the Company cannot predict the outcome of any such litigation or arbitration, the Company does not believe that any such outcome will have a material impact on its financial condition or results of the operations.

As of December 31, 2008 and 2007, the Company had outstanding mortgage loan commitments of $525.2 million at an average rate of 6.43%, and $861.7 million, at an average rate of 6.31%.

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2008, 2007, and 2006, PL&A paid no dividends to PLC on its preferred stock.

PLC has an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, the Company transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $0.9 million at December 31, 2008, is accounted for as a reduction to shareowners' equity. The stock is used to match employee contributions to PLC's 401(k) and Stock Ownership Plan ("401(k) Plan") and to provide other employee benefits. The ESOP shares are dividend-paying, and dividends are used to pay the ESOP's note to the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, and 2008 up to 7,500,000 PLC shares may be issued in payment of awards.

The criteria for payment of performance awards is based primarily upon a comparison of the PLC's average return on average equity (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multi-line insurance companies. For the 2008 awards, if PLC's results are below the 25th percentile of the comparison group, no portion of the award is earned. For the 2005-2007 awards, if PLC's results are below the 40th percentile of the comparison group, no portion of the award is earned. If the PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of the PLC's Common Stock.

Performance shares awarded in 2008, 2007, 2006, 2005, and 2004 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2008	75,900	$2,900
2007	66,100	2,900
2006	136,030	6,500
2005	120,540	4,600
2004	125,670	4,600

Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. In the past, PLC has also issued performance-based stock appreciation rights ("P- SARs.") P-SARs convert to the equivalent of one stock appreciation right ("SARs") if earned times the award percentage payout. The P-SARs, once converted to SARs, expire 10 years after the grant date. At December 31, 2008, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 531,930 shares.

Between 1996 and 2008 SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable either in four equal annual installments beginning one year after the date of grant or after five years depending on the terms of the grant (earlier upon the death, disability, or retirement of the officer,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2006, 2007, and 2008 is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2005	$26.89	1,467,210
SARs granted	47.36	81,970
SARs exercised / forfeited	23.99	(393,234)
Balance at December 31, 2006	29.33	1,155,946
SARs granted	43.50	224,400
SARs exercised / forfeited	28.43	(117,642)
Balance at December 31, 2007	31.98	1,262,704
SARs granted	38.45	329,000
SARs exercised / forfeited	32.67	(32,131)
Balance at December 31, 2008	$33.33	1,559,573

The following table provides information as of December 31, 2008, about equity compensation plans under which PLC'scommon stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2008(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2008(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) as of December 31, 2008(c)
Equity compensation plans approved by shareowners	2,120,046	(1)	$33.33	(3)	4,137,307	(4)
Equity compensation plans not approved by shareowners	933,831	(2)	Not applicable		Not applicable(5)
Total(2)	3,053,877	(1)(2)	$33.33	(3)	4,137,307	(4)(6)

(1)  Includes (a) 1,559,573 shares of PLC's common stock issuable with respect to outstanding SARs granted under the LTIP (assuming for this purpose that one share of PLC common stock will be issued with respect to each outstanding SAR); (b) 531,930 shares of PLC common stock issuable with respect to outstanding performance share awards granted under the LTIP (assuming maximum maximum earn-out of the awards); and (c ) 28,543 shares of common stock issuable with respect to outstanding restricted stock units granted under the LTIP (assuming for this purpose that shares will be issued with respect to all outstanding restricted stock units).

(2)  Includes (a) 124,559 shares of PLC common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Directors Who Are Not Employees of the Company; (b) 659,967 shares of common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Officers; and (c )149,305 shares of common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Sales Managers, Agents and Representatives.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents (a) 4,069,714 shares of PLC common stock available for future issuance under the LTIP; and (b) 67,593 shares of PLC common stock available for future issuance under the Stock Plan for Non-Employee Directors.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of PLC common stock issuable under such plans. The total number of shares of PLC common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

(6)  Plus any shares that become issuable under the plans listed in Note (2).

The outstanding SARs as of December 31, 2008, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$22.31	424,628	2	424,628
32.00	360,000	4	360,000
26.49	65,000	5	65,000
41.05	111,700	7	27,525
48.60	38,400	8	19,200
45.70	35,070	8	35,070
43.46	192,575	9	54,050
48.05	3,000	9	750
41.12	2,500	9	625
38.59	325,200	10	0
8.88	1,500	10	0

The SARs issued in 2008 and 2007 had estimated fair values at grant date of $2.2 million and $2.5 million, respectively. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2008 SARs (the simplified method under SAB 107 was used for the 2008 awards) were as follows: expected volatility ranged of 16.3%, the risk-free interest rate of 2.9%, a dividend rate of 2.1%, a 0% forfeiture rate, and the expected exercise date was 2014. Assumptions used in the model for the 2007 SARs were as follows: expected volatility ranged from 16.2% to 31.0%, a risk-free interest rate ranging from 4.2% to 4.6%, a dividend rate of 2.0%, a zero forfeiture rate and the expected exercise date ranged from 2012 to 2015. PLC will pay an amount in stock equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

Additionally during 2008, PLC issued 9,100 restricted stock units at a fair value of $38.59 per unit. These awards, with a total fair value of $0.4 million vest in 10 years. Also during 2008, PLC issued an additional 6,000 restricted stock units at a fair value of $40.15 per unit, which vest in four years, with a total fair value of $0.1 million.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $4.0 million, $5.8 million, and $0.5 million in 2008, 2007, and 2006, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of PLC's shareowners' equity, net of deferred taxes.

As of December 31, 2008, approximately $966.2 million of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company and its insurance subsidiaries that cannot be transferred to PLC. In addition, the Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by the Company in 2009 is estimated to be $176.8 million.

13.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefits Plan

•  PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. PLC has not yet determined what amount it will fund in 2009.

•  PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

In September 2006, the FASB issued FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans-an amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS No. 158"), which requires that the funded status of defined benefit postretirement plans be fully recognized on the statement of financial position, and requires the recognition of changes in the funded status of such plans in the year in which the changes occur through comprehensive income. PLC adopted SFAS No. 158 prospectively as of December 31, 2006, and as a result, prior periods were not restated. The adoption of this standard resulted in a net fund asset of $5.8 million related to PLC's defined benefit pension plan and a net fund liability of $25.2 million related to its unfunded excess benefits plan as of December 31, 2006.

Effective January 1, 2008, PLC made the following changes to its Defined Benefit Pension Plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007 with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007 with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefits plan at December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2008	2007	2008	2007
	(Dollars In Thousands)
Change in projected benefit obligation:
Benefit obligation at beginning of year	$128,785	$119,414	$28,469	$25,220
Service cost	6,880	7,668	571	765
Interest cost	7,419	7,592	1,677	1,602
Amendments	306	(5,126)	9	95
Actuarial (gain) or loss	(5,527)	2,047	(541)	1,955
Special termination benefits	—	—	—	70
Benefits paid	(7,469)	(2,810)	(1,858)	(1,238)
Benefit obligation at end of year	130,394	128,785	28,327	28,469
Change in plan assets:
Fair value of plan assets at beginning of year	128,821	125,178	—	—
Actual return on plan assets	(29,300)	6,453	—	—
Employer contributions	—	—	1,858	1,238
Benefits paid	(7,469)	(2,810)	(1,858)	(1,238)
Fair value of plan assets at end of year	92,052	128,821	—	—
After Reflecting SFAS 158:
Funded status	(38,342)	36	(28,327)	(28,469)
Amounts Recognized in the Balance Sheet:
Other assets	—	36	—	—
Other liabilities	(38,342)	—	(28,327)	(28,469)
Amounts Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	63,818	31,730	6,657	7,764
Prior service cost	(3,500)	(4,209)	92	95
Net transition asset	$60,318	$27,521	$6,749	$7,859

Weighted-average assumptions used to determine benefit obligations as of December 31, are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2008	2007	2008	2007
Discount rate	6.30%	6.16%	6.30%	6.16%
Rate of compensation increase	3.75	3.75	4.75	4.75

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine the net periodic benefit cost for the years ended December 31, are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.16%	5.90%	5.63%	6.16%	5.90%	5.63%
Rates of compensation increase	3.75	3.75	3.75	4.75	4.75	4.75
Expected long-term return on plan assets	8.00	8.25	8.25	N/A	N/A	N/A

Components of the net periodic benefit cost for the years ended December 31, are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2008	2007	2006	2008	2007	2006
	(Dollars In Thousands)
Service cost — Benefits earned during the period	$6,880	$7,668	$7,774	$571	$765	$771
Interest cost on projected benefit obligation	7,419	7,592	6,731	1,677	1,602	1,424
Expected return on plan assets	(9,915)	(9,923)	(9,647)	577	—	—
Amortization of prior service cost	(403)	193	196	—	—	—
Amortization of actuarial losses	1,599	2,366	2,992	—	616	544
Preliminary net periodic benefit cost	5,580	7,896	8,046	2,825	2,983	2,739
Special termination benefits under FAS 88	—	—	—	—	70	—
Total benefit cost	$5,580	$7,896	$8,046	$2,825	$3,053	$2,739

The estimated net actuarial loss, prior service cost, and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2009 are as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
Net actuarial loss	$1,976	$445
Prior service cost	(403)	12
Transition obligation	—	—

Plan assets of PLC's defined benefit pension plan by category as of December 31, are as follows:

Asset Category	Target Allocation for 2009	2008	2007
Cash and cash equivalents	2%	1%	3%
Equity securities	60	57	67
Fixed income	38	42	30
Total	100%	100%	100%

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from Protective Life in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan's cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group annuity contract with PLC.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
2009	$9,184	$2,261
2010	9,405	1,984
2011	9,435	2,082
2012	10,684	2,181
2013	11,463	2,604
2014-2018	66,507	14,750

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2008 and 2007, the accumulated postretirement benefit obligation associated with these benefits was $1.7 million and $1.5 million, respectively. For a closed group of retirees over age 65, PLC provides a prescription drug benefit. At December 31, 2008 and 2007, PLC's liability related to this benefit was $0.1 million and $0.1 million, respectively. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

Life insurance benefits for retirees from $9,000 up to a maximum of $75,000 are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. As of December 31, 2008 and 2007, the accumulated postretirement benefit obligation associated with these benefits was $6.8 million and $6.5 million, respectively.

401(k) Retirement Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($15,500 for 2008). PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately. Before the 2008 Plan year, if PLC's financial performance achieved certain goals set by PLC's Board of Directors, certain employees who were not otherwise under a bonus or sales incentive plan

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

could receive an extra profit sharing contribution in stock of up to 3% of base pay. The profit sharing contribution was discontinued after the 2007 Plan year.

PLC has established an ESOP to match voluntary employee contributions to PLC's 401(k) Plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to PLC less dividends on shares held by the ESOP. All shares held by the ESOP are treated as outstanding for purposes of computing earnings per share. At December 31, 2008, PLC had committed approximately 148,980 shares (approximately 129,563 shares to be released from the ESOP and 19,417 shares to be reissued from treasury) to fund the 401(k) Plan match. The expense recorded by PLC for these employee benefits was $1.0 million, $1.8 million, and $0.5 million in 2008, 2007, and 2006, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million and $0.2 million, respectively, in 2008 and 2007.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. At December 31, 2008, the plans had 933,831 shares of common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of PLC's common stock, in which case they are reported as a component of shareowners' equity.

14.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Years Ended December 31,
	2008	2007	2006
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	7.1	(2.0)	(1.7)
Intercompany gain on sale of affiliate	0.0	0.0	1.6
State income taxes	0.0	1.9	0.8
Uncertain tax positions	(0.5)	0.0	0.0
Other	(4.3)	1.3	1.2
	37.3%	36.2%	36.9%

The provision for federal income tax in these financial statements differs from the amounts of income tax expense per the income tax returns for the same years due to certain revenue and expense items that are reported in these statements in years that are different from the years in which they are reported in the returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  INCOME TAXES — (Continued)

The components of the Company's income tax expense related to income before the cumulative effect of a change in accounting principle for the years ended December 31, are as follows:

	2008	2007	2006
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$6,051	$(48,059)	$19,888
State	1,747	754	(620)
Total current	$7,798	$(47,305)	$19,268
Deferred income tax expense:
Federal	$(39,866)	$182,451	$130,009
State	(147)	8,377	5,588
Total deferred	$(40,013)	$190,828	$135,597

The components of the Company's net deferred income tax liability as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Deferred income tax assets:
Policy and policyholders liability reserves	$143,793	$319,988
Intercompany losses	52,559	46,052
Invested assets (other than unrealized gains)	127,781	5,172
Unrealized losses on investments	885,649	33,491
Deferred compensation	3,533	6,233
Federal tax loss carryforwards	129,370	—
Other	50,834	34,088
State tax valuation allowance	(3,700)	(2,300)
	1,389,819	442,724
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,027,286	954,126
Net deferred income tax asset (liability)	$362,533	$(511,402)

Under pre-1984 U.S. tax law, a significant amount of the Company's taxable income was not currently taxed. Instead, it was accumulated in a memorandum, or policyholders' surplus, account. Such income was subject to taxation only when it was either distributed or accumulated in excess of certain prescribed limits. The $70.5 million balance in the Company's policyholders' surplus account as of December 31, 2003 has been carried forward without change since that date. Legislation was enacted in 2004 which permitted a life insurance company to reduce, during 2005 and 2006, its policyholders' surplus account balances without such reductions being subject to taxation. During 2006, the Company followed this legislation and reduced its policyholders' surplus account balance to zero.

The Company's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. As of December 31, 2008 and 2007, $(20.0) million and $(126.4) million, respectively, were (due from)/payable to PLC for income tax liabilities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  INCOME TAXES — (Continued)

In management's judgment, the net deferred income tax asset at December 31, 2008 will more likely than not be fully realized. At December 31, 2008 the Company had federal net operating loss carryforwards of $287.3 million which will expire if not used by 2023. In addition, the Company had federal capital loss carryforwards of $82.3 million which will expire if not used by 2013. The Company has recognized a valuation allowance of $3.7 million and $2.3 million in December 31, 2008 and December 31, 2007, respectively related to state net operating loss that it has determined are more likely than not to expire unutilized. The resulting change of $1.4 million in this valuation allowance is part of deferred state income tax expense. At December 31, 2008 and 2007, no valuation allowance was established with regard to deferred tax assets relating to the impairments on fixed maturities, the tax loss carryforwards, and the unrealized losses on investments. The Company relied upon its projections of future taxable income, certain prudent and feasible tax-planning strategies, and its ability and intent to hold to recovery its bonds that are currently reported at an unrealized loss.

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109, ("FIN No. 48"). A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$21,783	$21,425
Additions for tax positions of the current year	—	1,373
Additions for tax positions of prior years	20,700	1,242
Reductions of tax positions of prior years for:
Changes in judgment	—	—
Settlements during the period	—	—
Lapses of applicable statute of limitations	(17,194)	(2,257)
Balance, end of period	$25,289	$21,783

Included in the balance above, as of December 31, 2008 and 2007, are approximately $22.2 million and $18.2 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective tax rate is approximately $3.1 million and $3.6 million as of December 31, 2008 and 2007, respectively.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. The Company has approximately $4.6 million and $4.5 million of accrued interest associated with unrecognized tax benefits as of December 31, 2008 and 2007 (before taking into consideration the related income tax benefit that is associated with such an expense), respectively.

Using the information available as of December 31, 2008, the Company believes that in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2005.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information for the years ended December 31:

	2008	2007	2006
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest on debt	$69,080	$62,550	$19,899
Income taxes	(70,912)	(24,028)	81,193
Noncash investing and financing activities:
Common dividend	—	—	54,090
Increase (decrease) in collateral for securities lending transactions	(293,046)	(25,234)	105,310
Capital contributions from PLC	92,728	—	21,464

Total cash interest paid on debt during 2008 was $69.1 million. Of this amount, $65.2 million related to interest on non-recourse funding obligations and $3.9 million related to other interest.

During the fourth quarter of 2006, the Company received, through a series of dividends from its direct and wholly owned subsidiaries, Lyndon Insurance Group, Inc. and First Protection Company, a promissory note in the principal amount of $54.0 million. This promissory note arose out of the sale, at fair market value, by First Protection Company to PLC all of the outstanding stock of First Protective Corporation. This created an increase in additional-paid-in-capital for the Company of $21.4 million. Subsequent to the receipt of this dividend, the Company declared and paid an ordinary dividend in the form of $54.1 million, including accrued interest to its sole shareholder, PLC in 2006.

16.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $3.0 million in 2008, $2.9 million in 2007, and $2.9 million in 2006. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $117.8 million, $144.4 million, and $33.1 million in 2008, 2007, and 2006, respectively. Commissions paid to affiliated marketing organizations of $0.4 million in 2006 were included in deferred policy acquisition costs.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $12.1 million, $12.7 million, and $10.2 million in 2008, 2007, and 2006, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $1.4 million, $1.8 million, and $2.8 million in 2008, 2007, and 2006, respectively.

During the year ended December 31, 2008, certain noninsurance subsidiaries loaned securities with a fair value amount of $105.7 million, including accrued interest, to PLC. PLC then transferred these securities to the Company through a capital contribution. These transactions were eliminated in PLC consolidation.

In addition, Golden Gate issued $130.0 million in aggregate principal amount of floating rate surplus notes to PLC. The Company has also entered into intercompany reinsurance agreements that provide for a more balanced mix of business at various insurance entities. These reinsurance transactions were eliminated in consolidation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with U.S. GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to shareowners' equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to shareowners' equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

Statutory net loss for Protective Life was $300.4 million for the year ended December 31, 2008 and statutory net income was $350.9 million and $451.5 million for the years ended December 31, 2007 and 2006, respectively. Statutory capital and surplus for Protective Life was $1,767.7 million and $1,796.9 million as of December 31, 2008 and 2007, respectively.

State insurance regulators and the NAIC have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2008 the Company's total adjusted capital and company action level RBC was $1,981.8 million and $665.4 million, respectively, providing an RBC ratio of approximately 298%.

As of December 31, 2008, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $60.7 million.

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company determined the fair value of its financial instruments based on the fair value hierarchy established in SFAS No. 157 which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

As a result of the adoption of SFAS No. 157, the Company recognized the following adjustment to opening retained earnings for its Equity Indexed Annuities that were previously accounted for under SFAS No. 155:

	Carrying Value Prior to Adoption January 1, 2008	Carrying Value After Adoption January 1, 2008	Transition Adjustment to Retained Earnings Gain (Loss)
	(Dollars In Thousands)
Equity-indexed annuity reserves, net	$145,912	$143,634	$2,278
Pre-tax cumulative effect of adoption of SFAS No. 157			2,278
Change in deferred income taxes			(808)
Cumulative effect of adoption of SFAS No. 157			$1,470

In addition, the Company recognized a transition adjustment for the embedded derivative liability related to annuities with guaranteed minimum withdrawal benefits. The impact of this adjustment, net of DAC amortization, reduced income before income taxes by $0.4 million during the first quarter of 2008.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Mortgage-backed and asset-backed securities	$—	$4,692,561	$1,538,561	$6,231,122
US government and authorities	55,496	17,150	—	72,646
State, municipalities and political subdivisions	—	29,868	—	29,868
Public utilities	—	1,666,495	—	1,666,495
All other corporate bonds	—	8,743,286	88,671	8,831,957
Redeemable preferred stocks	—	—	—	—
Convertible bonds with warrants	—	19	—	19
Total fixed maturity securities — available-for-sale	55,496	15,149,379	1,627,232	16,832,107
Fixed maturity securities — trading	375,024	2,828,824	32,645	3,236,493
Total fixed maturity securities	430,520	17,978,203	1,659,877	20,068,600
Equity securities	190,255	11,307	58,933	260,495
Other long-term investments(1)	48	3,581	264,173	267,802
Short-term investments	974,771	72,395	1,161	1,048,327
Total investments	1,595,594	18,065,486	1,984,144	21,645,224
Cash	127,809	—	—	127,809
Other assets	3,985	—	—	3,985
Assets related to separate acccounts
Variable annuity	2,027,470	—	—	2,027,470
Variable universal life	242,944	—	—	242,944
Total assets measured at fair value on a recurring basis	$3,997,802	$18,065,486	$1,984,144	$24,047,432
Liabilities:
Annuity account balances(2)	$—	$—	$152,762	$152,762
Other liabilities(1)	3,179	123,006	113,311	239,496
Total liabilities measured at fair value on a recurring basis	$3,179	$123,006	$266,073	$392,258

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the guidance within SFAS No. 157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments within the scope of SFAS No. 157, as listed in the above table.

Fixed Maturity, Short-Term, and Equity Securities

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent broker quotations, which are considered to have no significant unobservable inputs. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, and risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

The Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through a formal process and utilization of internal and external cash flow models developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third-party is adjusted accordingly.

In accordance with SFAS No. 157, the Company has analyzed the third-party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS No. 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2 or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable. Since securities that are priced via independent broker quotations have no significant unobservable inputs, they are generally classified as Level 2 as the observable inputs are corroborated by the Company. Since the matrix pricing of certain securities debt includes significant non-observable inputs, they are classified as Level 3.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Derivatives

Derivative instruments are fair valued using exchange prices, independent broker quotations or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2008, 47% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest and equity volatility, equity index levels and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analysis.

Derivative instruments classified as Level 1 include futures and certain options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, inflation, and currency exchange swaps. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were total return swaps and embedded derivatives and include at least one non-observable significant input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

GMWB Embedded Derivative

The GMWB embedded derivative is marked-to-market using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ significant unobservable inputs, such as lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. As a result, the GMWB embedded derivative is categorized as Level 3.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2008, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)					Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)	Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Mortgage-backed and asset-backed securities	$1,290,299	$(10,999)	$(131,654)	$508,588	$(117,673)	$1,538,561	$—
State, municipalities and political subdivisions	9,026	—	(405)	(311)	(8,310)	—	—
Public utilities	176,473	—	(19,526)	(13,078)	(143,869)	—	—
All other corporate bonds	2,244,353	(39,657)	(296,931)	(348,202)	(1,470,892)	88,671	—
Redeemable preferred stocks	—	—	—	—	—	—	—
Convertible bonds with warrants	227	—	(65)	(143)	(19)	—	—
Total fixed maturity securities — available-for-sale	3,720,378	(50,656)	(448,581)	146,854	(1,740,763)	1,627,232	—
Fixed maturity securities — trading		837,824	(66,374)	(289,846)	(448,959)	32,645	1,272
Total fixed maturity securities	4,558,202	(117,030)	(448,581)	(142,992)	(2,189,722)	1,659,877	1,272
Equity securities	657	(50)	(24)	58,407	(57)	58,933	—
Other long-term investments(1)	6,959	257,214	—	—	—	264,173	257,214
Short-term investments	66,327	—	(807)	—	(64,359)	1,161	—
Total investments	4,632,145	140,134	(449,412)	(84,585)	(2,254,138)	1,984,144	258,486
Total assets measured at fair value on a recurring basis	$4,632,145	$140,134	$(449,412)	$(84,585)	$(2,254,138)	$1,984,144	$258,486
Liabilities:
Annuity account balances(2)	$143,634	$(2,848)	$—	$(6,280)	$—	$152,762	$(2,848)
Other liabilities(1)	37,270	(76,041)	—	—	—	113,311	(76,041)
Total liabilities measured at fair value on a recurring basis	$180,904	$(78,889)	$—	$(6,280)	$—	$266,073	$(78,889)

(1)  Represents certain freestanding and embedded derivatives

(2)  Represents liabilities related to equity indexed annuities

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the Consolidated Statements of Income (Loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities, and issuances and settlements of equity indexed annuities accounted for under SFAS No. 155.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date, and the change in fair value of equity indexed annuities accounted for under SFAS No. 155.

During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in CMBS holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria, and non-observable assumptions and factors utilizing general market information available as of the valuation date. During 2008, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio, and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued in SFAS No. 157-3, during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

As a result of the auction rate securities market collapse, during 2008, the Company began pricing its auction rate securities using an internally developed model. Prior to this, the Company used external broker valuation to determine the fair value of these positions. This model includes inputs derived from actively traded asset backed securities with comparable underlying collateral. The model also contains the Company's determined representative risk adjustment assumptions related to liquidity risks. The Company believes that this valuation approach provides a reasonable calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Estimated Fair Value of Financial Instruments

The Company determines the carrying amounts and estimated fair value of our financial instruments in compliance with SFAS No. 107 and SFAS No. 157. The carrying amounts and estimated fair values of our financial instruments at December 31, are as follows:

	Total Realized and Unrealized 2008		2007
	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets (see Notes 2 and 4):
Mortgage loans on real estate	$3,839,925	$4,560,471	$3,275,678	$3,479,499
Policy loans	810,933	810,933	818,280	818,280
Liabilities (see Notes 2 and 4):
Stable value product account balances	$4,960,405	$5,104,268	$5,046,463	$5,125,667
Annuity account balances	9,357,427	8,976,336	8,708,383	8,535,371
Debt (see Note 9):
Non-recourse funding obligations	$1,505,000	$757,161	$1,375,000	$1,375,000

Except as noted below, fair values were estimated using quoted market prices.

Fair Value Measurements

Mortgage Loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of policy loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of policy loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Stable value product and Annuity account balances

As of December 31, 2008, the Company estimated the fair value of stable value product account balances and annuity account balances using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. As of December 31, 2007, the Company estimated the fair value of its stable value products and annuities using discounted cash flows and surrender values, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Non-recourse funding obligations

As of December 31, 2008, the Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. Given current market conditions, the fair value of the Company's non-recourse funding obligations differs significantly from book value. The discount rates used in the models was based on a current market yield for similar financial instruments. Due to the large spread between the required market yield and the current interest rate the fair value is significantly less than the carrying amount. As of December 31, 2007, the Company estimated the fair value of its non-recourse funding obligations to approximate carrying value.

The Company has changed the valuation methodology for annuity account balances and non-recourse debt obligations from the prior year to comply with the guidance set forth in SFAS No. 157.

19.  OPERATING SEGMENTS

The Company operates several business segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments in light of the segment reporting requirements prescribed by FASB Statement No. 131, Disclosures about Segments of an Enterprise and Related Information, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets level premium term insurance ("traditional"), UL, variable universal life and BOLI products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. In the ordinary course of business, the Acquisitions segment regularly considers acquisitions of blocks of policies or smaller insurance companies. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, and market dynamics. Policies acquired through the Acquisition segment are "closed" blocks of business (no new policies are being marketed). Therefore, earnings and account values are expected to decline.

•  The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through broker-dealers, but are also sold through financial institutions and independent agents and brokers.

•  The Stable Value Products segment sells GFAs to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment markets GICs to 401(k) and other qualified retirement savings plans.

•  The Asset Protection segment primarily markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles, watercraft, and recreational vehicles. In addition, the segment markets a guaranteed asset protection product and an inventory protection product.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

•  The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on capital). This segment also includes earnings from several non-strategic lines of business (primarily cancer insurance, residual value insurance, surety insurance, and group annuities), various investment-related transactions, and the operations of several small subsidiaries.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income (loss) and assets. Segment operating income (loss) is income (loss) before income tax excluding net realized investment gains and losses (net of the related amortization of DAC/VOBA and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income (loss). Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during 2008 or 2007.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments. Asset adjustments represent the inclusion of assets related to discontinued operations:

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Revenues
Life Marketing	$927,071	$864,386	$732,179
Acquisitions	716,722	892,433	706,650
Annuities	338,776	312,616	267,836
Stable Value Products	331,286	301,595	326,814
Asset Protection	283,572	328,452	301,679
Corporate and Other	(259,096)	142,419	148,399
Total revenues	$2,338,331	$2,841,901	$2,483,557
Segment Operating Income
Life Marketing	$186,179	$166,552	$172,247
Acquisitions	136,479	129,247	104,534
Annuities	15,528	21,102	23,014
Stable Value Products	89,811	50,231	47,073
Asset Protection	20,129	29,525	7,788
Corporate and Other	(99,292)	4,784	4,761
Total segment operating income	348,834	401,441	359,417
Realized investment (losses) gains — investments(1)	(593,094)	(5,283)	79,166
Realized investment (losses) gains — derivatives(2)	157,887	(202)	(18,835)
Income tax benefit (expense)	32,215	(143,523)	(154,865)
Net income (loss)	$(54,158)	$252,433	$264,883
(1) Realized investment (losses) gains — investments	$(592,246)	$4,804	$101,864
Less: participating income from real estate ventures	—	6,857	13,494
Less: related amortization of DAC	848	3,230	9,204
	$(593,094)	$(5,283)	$79,166
(2) Realized investment gains (losses) — derivatives	$116,592	$(274)	$(21,555)
Less: settlements on certain interest rate swaps	(324)	(4)	27
Less: derivative activity related to certain annuities	(40,971)	(68)	(2,747)
	$157,887	$(202)	$(18,835)
Net investment income
Life Marketing	$349,591	$323,536	$306,898
Acquisitions	530,028	578,965	413,636
Annuities	347,522	267,258	225,063
Stable Value Products	328,353	300,201	325,653
Asset Protection	33,272	34,277	31,054
Corporate and Other	29,448	109,566	50,128
Total net investment income	$1,618,214	$1,613,803	$1,352,432
Amortization of deferred policy acquisition costs and value of business acquired
Life Marketing	$94,422	$106,094	$60,227
Acquisitions	74,384	79,239	58,814
Annuities	616	27,685	27,872
Stable Value Products	4,467	4,199	4,438
Asset Protection	30,459	51,649	53,044
Corporate and Other	2,149	773	3,388
Total amortization of deferred policy acquisition costs	$206,497	$269,639	$207,783

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2008
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,874,516	$9,572,548	$7,530,551	$4,944,830
Deferred policy acquisition costs and value of business acquired	2,580,806	956,436	528,310	15,575
Goodwill	—	48,009	—	—
Total assets	$10,455,322	$10,576,993	$8,058,861	$4,960,405
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$893,551	$4,416,271	$26,136	$35,258,403
Deferred policy acquisition costs and value of business acquired	61,764	4,177	—	4,147,068
Goodwill	48,157	—	—	96,166
Total assets	$1,003,472	$4,420,448	$26,136	$39,501,637
	Operating Segment Assets As of December 31, 2007
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,731,302	$10,711,629	$7,424,402	$5,019,120
Deferred policy acquisition costs and value of business acquired	2,059,648	945,828	237,210	16,359
Goodwill	—	—	—	—
Total assets	$9,790,950	$11,657,457	$7,661,612	$5,035,479
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$1,037,060	$5,759,731	$29,511	$37,712,755
Deferred policy acquisition costs and value of business acquired	80,525	178	—	3,339,748
Goodwill	47,837	44,742	—	92,579
Total assets	$1,165,422	$5,804,651	$29,511	$41,145,082

20.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2008 and 2007 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, except per share amounts)
2008
Premiums and policy fees	$659,363	$675,563	$661,002	$683,521
Reinsurance ceded	(367,302)	(420,114)	(363,800)	(417,554)
Net of reinsurance ceded	292,061	255,449	297,202	265,967
Net investment income	408,239	413,856	411,970	384,149
Realized investment gains (losses)	(20,643)	(58,518)	(265,594)	(130,899)
Other income	18,583	20,801	22,058	23,650
Total revenues	698,240	631,588	465,636	542,867
Benefits and expenses	619,280	599,481	628,419	577,524
Income (loss) before income tax	78,960	32,107	(162,783)	(34,657)
Income tax expense (benefit)	27,760	10,560	(59,859)	(10,676)
Net income (loss)	$51,200	$21,547	$(102,924)	$(23,981)
2007
Premiums and policy fees	$661,275	$691,276	$675,559	$695,098
Reinsurance ceded	(369,084)	(421,696)	(367,700)	(426,919)
Net of reinsurance ceded	292,191	269,580	307,859	268,179
Net investment income	397,755	394,575	410,624	410,849
Realized investment gains (losses)	9,812	18,147	(10,435)	(12,994)
Other income	24,115	23,282	23,300	15,062
Total revenues	723,873	705,584	731,348	681,096
Benefits and expenses	612,940	601,088	643,057	588,860
Income before income tax	110,933	104,496	88,291	92,236
Income tax expense	38,863	37,510	28,067	39,083
Net income	$72,070	$66,986	$60,224	$53,153

21.  SUBSEQUENT EVENT

On January 15, 2009, the Federal Reserve Board of Governors announced its approval of PLC's application to become a bank holding company by acquiring the Bonifay Holding Company ("BHC") and its subsidiary, The Bank of Bonifay (the "Bank"). PLC's acquisition of BHC and the Bank are contingent on, among other things, the receipt of all required regulatory and third-party approvals, PLC's completion of satisfactory due diligence, the approval of the transaction by the stockholders of BHC, and PLC's participation in the U.S. Treasury Department's Capital Purchase Program ("CPP") under the Troubled Asset Relief Program authorized by the Emergency Economic Stabilization Act. If PLC completes the acquisition of BHC and the Bank, PLC will be subject to regulation by the Federal Reserve as a bank holding company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  SUBSEQUENT EVENT — (Continued)

On February 27, 2009, Citigroup ("Citi") announced it will issue common stock in exchange for preferred securities in an effort to increase its tangible common equity without any additional U.S. government investment. Citi stated that it will offer to exchange common stock for up to $27.5 billion of its existing preferred securities. Furthermore, Citi stated that the U.S. government will match this exchange up to a maximum of $25 billion face value of its preferred stock at the same conversion price. As of December 31, 2008, the Company's preferred holdings in Citi had a GAAP amortized cost of $50.0 million and a market value of approximately $31.9 million.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)
	(Dollars In Thousands)
Year Ended December 31, 2008:
Life Marketing	$2,580,806	$9,453,325	$461,971	$168,831	$576,540	$349,591	$704,955	$94,422	$(58,485)
Acquisitions	956,436	5,994,213	24,814	4,303,017	276,740	530,028	580,271	74,384	21,145
Annuities	528,310	1,347,802	61,995	5,254,486	34,332	347,522	310,800	616	26,821
Stable Value Products	15,575	—	—	4,960,405	—	328,353	237,608	4,467	5,827
Asset Protection	61,764	121,420	648,815	2,657	193,230	33,272	91,933	30,459	141,051
Corporate and Other	4,177	91,123	2,665	49,382	29,837	29,448	36,170	2,149	120,111
Adjustments(2)	—	—	—	—	—	—	—	—	—
Total $4,147,068	$17,007,883	$1,200,260	$14,738,778	$1,110,679	$1,618,214	$1,961,737	$206,497	$2	56,470
Year Ended December 31, 2007:
Life Marketing	$2,070,903	$8,951,618	$380,476	$408,616	$539,777	$323,536	$635,063	$106,094	$(43,323)
Acquisitions	950,173	6,032,479	17,322	5,044,135	300,156	578,965	633,971	79,239	48,207
Annuities	221,516	1,058,954	30,975	3,439,841	34,163	267,258	240,210	27,685	22,760
Stable Value Products	16,359	—	—	5,035,479	—	300,201	241,460	4,199	4,311
Asset Protection	80,428	103,709	697,628	57,678	229,703	34,277	93,122	51,649	154,156
Corporate and Other	369	75,658	1,585	76,237	34,010	109,566	36,191	773	110,178
Adjustments(2)	—	26,999	—	—	—	—	—	—	—
Total	$3,339,748	$16,249,417	$1,127,986	$14,061,986	$1,137,809	$1,613,803	$1,880,017	$269,639	$296,289
Year Ended December 31, 2006:
Life Marketing	$1,842,813	$7,991,847	$241,422	$67,331	$421,275	$306,898	$535,940	$60,227	$(36,235)
Acquisitions	1,022,369	5,954,054	248	5,055,074	258,260	413,636	494,533	58,814	26,829
Annuities	164,675	917,805	19,092	4,111,267	32,074	225,063	191,238	27,872	23,443
Stable Value Products	16,603	—	—	5,369,107	—	325,653	269,851	4,438	4,291
Asset Protection	77,471	124,840	587,608	9,519	203,983	31,054	94,210	53,044	146,637
Corporate and Other	23,875	94,301	10,804	187,391	38,280	50,128	46,845	3,388	58,444
Adjustments(2)	—	30,430	—	—	—	—	—	—	—
Total	$3,147,806	$15,113,277	$859,174	$14,799,689	$953,872	$1,352,432	$1,632,617	$207,783	$223,409

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Year Ended December 31, 2008:
Life insurance in-force	$754,425,286	$540,561,213	$21,182,706	$235,046,779	9.0%
Premiums and policy fees:
Life insurance	2,138,852	1,473,198	176,635	842,289	21.0
Accident/health insurance	72,781	29,705	771	43,847	1.8
Property and liability insurance	279,733	65,867	10,677	224,543	4.8
Total	$2,491,366	$1,568,770	$188,083	$1,110,679
Year Ended December 31, 2007:
Life insurance in-force	$747,423,376	$531,984,866	$17,758,675	$233,197,185	7.6%
Premiums and policy fees:
Life insurance	2,168,376	1,483,025	185,664	871,015	21.3
Accident/health insurance	88,357	31,021	1,530	58,866	2.6
Property and liability insurance	265,115	71,353	14,166	207,928	6.8
Total	$2,521,848	$1,585,399	$201,360	$1,137,809
Year Ended December 31, 2006:
Life insurance in-force	$700,267,475	$576,790,608	$24,225,953	$147,702,820	16.4%
Premiums and policy fees:
Life insurance	1,739,220	1,210,831	192,176	720,565	26.7
Accident/health insurance	97,665	41,351	4,379	60,693	7.2
Property and liability insurance	261,004	110,540	22,150	172,614	12.8
Total	$2,097,889	$1,362,722	$218,705	$953,872

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Additions
Description	Balance beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2008
Allowance for losses on commercial mortgage loans	$475	$1,755	$—	$—	$2,230
Bad debt reserve associated with Lender's Indemnity product line	29,745	$866	—	—	30,611
2007
Allowance for losses on commercial mortgage loans	$475	$2,890	$—	$(2,890)	$475
Bad debt reserve associated with Lender's Indemnity product line	27,100	2,645	—	—	29,745
2006
Allowance for losses on commercial mortgage loans	$6,775	$—	$—	$(6,300)	$475
Bad debt reserve associated with Lender's Indemnity product line	—	27,100	—	—	27,100

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (8)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)(1) Form of Premiere II Contract (for Policies Applied for before June 1, 2003). (4)

(a)(2) Form of Premiere II Contract (for Policies Applied for on or after June 1, 2003). (18)

(a)(3) Premiere III Contract (25)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(d)  Guaranteed insurability rider. (1)

(f)  Protected insurability benefit rider. (1)

(g)  Term Rider for Covered Insured. (4)

(h)(1) Policy Value Credit Endorsement (for Premiere II Policies Applied for before June 1, 2003). (4)

(h)(2) Policy Value Credit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (18)

(i)  Terminal Illness Accelerated Death Benefit Endorsement. (10)

(j)  Lapse Protection Extension Rider (for Premiere II Policies). (15)

(k)  Cash Value Accumulation Test Endorsement. (12)

(l)(1) Residual Death Benefit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (18)

(l)(2) Residual Death Benefit Endorsement (Premiere III) (25)

(m)(1) Policy Loan Endorsement (for Premiere II Policies Applied for Before June 1, 2003). (12)

(m)(2) Policy Loan Endorsement (for Premiere II Policies Applied for on or after June 1, 2003 and       Premiere III Policies). (18)

(n)  Arbitration Endorsement (Premiere III). (25)

5.  Form of Contract Application. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (23)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (23)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (18)

(b)  Form of Yearly Renewable Term Reinsurance Agreement.

(c)  List of Reinsurers.

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (8)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (7)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (11)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (14)

(i)  Participation Agreement for Class II Shares (Van Kampen) (17)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (17)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (19)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (22)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (22)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group) (23)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (23)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (23)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (23)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (23)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (23)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (23)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (23)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (23)

(w)  Rule 22c-2 Shareholder Information Agreement (Van ECK Worldwide Insurance Trust) (23)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of David M. Loper, Esq. (26)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for before June 1, 2003. (13)

(b)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for on or after June 1, 2003. (20)

(c)  Amended Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere III Policies. (26)

18.  Power of Attorney

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.

(5)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 30, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.

(7)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(8)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(9)  Incorporated herein by reference to Post-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-52215) filed with the Commission on February 1, 1999.

(10)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-70984) as filed with the Commission on April 20, 2000.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on January 27, 2003.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(19)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(20)  Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2004.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on January 21, 2005.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 29, 2008.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(26)  Incorporated herein by reference to Post Effective Amendment No. 16 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on November 7, 2008.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director

Carolyn Johnson	Executive Vice President and Chief Operating Officer and Director

Carolyn King	Senior Vice President, Acquisitions and Corporate Development

Deborah J. Long	Executive Vice President, General Counsel, Secretary

Brent E. Griggs	Senior Vice President, Asset Protection Division

Wayne E. Stuenkel	Senior Vice President and Chief Actuary

Judy Wilson	Senior Vice President, Stable Value Products

Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director

Carl S. Thigpen	Executive Vice President, Chief Investment Officer

John B. Deremo	Senior Vice President and Chief Distribution Officer

Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer

Nancy Kane	Senior Vice President and Senior Associate Counsel

Kevin Howard	Senior Vice President, Chief Product Actuary, LAD and Certifying Compliance Officer for Illustrations

Charles M. Prior	Senior Vice President, Mortgage Loans

Lance Black	Senior Vice President and Treasurer

Phil Passafiume	Senior Vice President and Director, Fixed Income

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2008 (File No. 001-11339) filed with the Commission on February 27, 2009.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, New Business Operations, Life and Annuity Division

Kevin B. Borie	Director	Vice President and Chief Valuation Actuary

Cindy McGill	Assistant Secretary	Assistant Secretary

Gary Carroll	Assistant Compliance Officer and Director	Assistant Vice President, Compliance, Life and Annuity Division

Thomas R. Barrett	Chief Financial Officer and Director	Director I, Life and Annuity Division

Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II

Barry K. Brown	Assistant Secretary	Second Vice President, LCC Commissions

Jason P. Dees	Assistant Financial Officer	Quantitative Analyst Asset/Liability Management

Steve M. Callaway	Chief Compliance Officer	None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 24, 2009.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2009

/S/ RICHARD J. BIELEN Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 24, 2009

/S/ STEVEN G. WALKER Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 24, 2009

* Carolyn Johnson	Director	April 24, 2009

*BY: /S/ DAVID M. LOPER David M. Loper Attorney-in-Fact		April 24, 2009

Exhibits

7.  (c)  List of Reinsurers

14.  (a)  Consent of Sutherland Asbill and Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

18.    Power of Attorney